Exhibit 10.10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

FIRST AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is entered into as of November 27, 2019, by and among HOME POINT FINANCIAL CORPORATION, a New Jersey corporation, as borrower (the “Borrower”), HOME POINT CAPITAL INC., a Delaware corporation, as guarantor (the “Guarantor”), the financial institutions that are parties hereto as lenders (each such financial institution, a “Lender” and collectively, the “Lenders”) and GOLDMAN SACHS BANK USA (“GS Bank”), as administrative agent (the “Administrative Agent”).

WHEREAS, the Borrower and the Guarantor have entered into that certain Amended and Restated Credit Agreement, dated as of July 11, 2019, by and among the Borrower, the Guarantor, the Administrative Agent and Goldman Sachs Bank USA, as the initial Lender (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to make certain changes as provided herein (the Credit Agreement, as amended by this Amendment, being referred to herein as the “Amended Credit Agreement”); and

WHEREAS, subject to the terms and conditions set forth in this Amendment, the Agent and the Lenders are willing to amend the Credit Agreement pursuant to Section 10.2(a)(i) and (iii) of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

1.             Definitions and Construction. Unless otherwise defined or provided herein, capitalized terms used herein have the respective meanings attributed thereto in, or by reference in, the Credit Agreement. The rules of construction in Article I of the Credit Agreement shall apply mutatis mutandis to this Amendment.

2.             Amendment to the Credit Agreement. Upon satisfaction of the conditions set forth in Section 3 hereof, the parties hereto hereby agree that the Credit Agreement is hereby amended by incorporating the changes shown on the marked copy of the Credit Agreement attached hereto as Exhibit A (it being understood that language which appears “struck out” has been deleted and language which appears as “double-underlined” has been added).

3.             Conditions to Effectiveness. This Amendment shall be effective as of the date first above written upon the Administrative Agent’s receipt of the following:

(a)          counterparts of this Amendment executed by the Borrower, the Guarantor and the Lender;

(b)          a duly executed Amended and Restated Loan Note substantially in the form of Exhibit C to the Credit Agreement for each Lender that has requested same;

(c)          a certificate of the corporate secretary of the Borrower and of the Guarantor, in form and substance acceptable to Administrative Agent, attaching resolutions approving this Amendment (either specifically or by general resolution), and all documents evidencing other necessary corporate action or governmental approvals as may be required in connection with this Amendment (including the written consent of Freddie Mac);

(d)          Confirmation that the Administrative Agent and each Lender shall have received payment in full of all fees and expenses, including the Upsize Fee (as defined in the Administrative Agent Fee Letter (as amended and restated as of the date hereof) and reasonable accrued fees and expenses of counsel to the Administrative Agent, which are due and payable under the Transaction Documents on or before the date hereof; and

(e)          usual and customary legal opinions, in form and substance satisfactory to Administrative Agent and its counsel, regarding corporate matters, enforceability and no conflicts or consents.

4.             Certain Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower and the Guarantor each hereby represent and warrant to the Administrative Agent and each Lender as of the date hereof, as follows:

(a)	Authorization. It has the power and authority to execute and deliver this Amendment and perform its obligations under the Amended Credit Agreement. It has taken all necessary action to authorize its execution and delivery of this Amendment and performance of the Amended Credit Agreement.

(b)	Consents. No consent, approval or authorization of, or declaration or filing with, any governmental authority, and no consent of any other Person, is required in connection with its execution and delivery of this Amendment and performance of the Amended Credit Agreement except for those already obtained.

(c)	Execution, No Conflict. This Amendment has been duly executed and delivered by it and the Amended Credit Agreement constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally (regardless of whether such enforceability is considered in a proceeding in equity or at law). Its execution and delivery of the Amendment or performance of the Amended Credit Agreement does not conflict with, or constitute a violation or breach of, or constitute a default under, the terms of (i) any material contract, mortgage, lease, agreement or instrument to which it is a party or which is binding upon it, (ii) any law or regulation or order or decree of any court applicable to it in any material respect or (iii) the organizational documents of it.

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(d)	No Defaults. As of the date hereof and after giving effect to this Amendment, no Potential Event of Default or Event of Default has occurred and is continuing.

(e)	Representations and Warranties. The representations and warranties made by the Borrower and the Guarantor in the Credit Agreement and each of the other Transaction Documents to which either is a party are true and correct as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date).

5.             Reference to, and Effect on, the Credit Agreement and the Transaction Documents.

(a)          This Amendment constitutes a Transaction Document for all purposes of, or in connection with, the Credit Agreement and the other Transaction Documents.

(b)          Except as expressly set forth herein, all of the terms, conditions and covenants of the Credit Agreement and the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto and shall remain in full force and effect in accordance with its terms.

(c)          On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “this Credit Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement, and each reference in each of the other Transaction Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

(d)          The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or amendment to, any right, power or remedy of the Administrative Agent under, nor constitute a waiver of or amendment to, any other provision of, the Amended Credit Agreement or any other Transaction Document.

(e)          The relationship of Administrative Agent and the Lender, on the one hand, and the Borrower, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Amendment, any instrument, document or agreement delivered in connection herewith or in the Credit Agreement or any of the other Transaction Documents shall be deemed or construed to create a fiduciary relationship between or among the parties.

6.          No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or any other Transaction Document or an accord and satisfaction in regard thereto and the Borrower reaffirms that the existing security interest created by the Credit Agreement and each other Transaction Document is and remains in full force and effect.

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7.             Amendment of Agency Fee Letter and Administrative Agent Fee Letter. The Lenders hereby consent to the amendment and restatement of the Agency Fee Letter and the Administrative Agent Fee Letter as of the date hereof pursuant to Section 10.2(a)(ii) of the Credit Agreement.

8.             Miscellaneous. The provisions of Section 10.9 (Governing Law), Section 10.10 (Jurisdiction) and Section 10.11 (Waiver of Jury Trial) of the Credit Agreement are incorporated into this Amendment as if fully set forth herein, mutatis mutandis.

9.             Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

10.           Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

11.           Section Headings. All section headings are inserted for convenience of reference only and shall not affect any construction or interpretation of this Amendment.

12.           General. This Amendment shall be binding on and shall inure to the benefit of the Borrower, the Guarantor, the Administrative Agent, the Lenders and their respective successors and permitted assigns under the Transaction Documents.

13.           Execution. This Amendment may be executed in any number of counterparts and by each party hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

(Signature pages follow)

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment  to Amended and Restarted Credit Agreement be executed by their respective officers thereunto duly authorized, as of the date first above written.

HOME POINT FINANCIAL CORPORATION,
as Borrower

By:	/s/ William A. Newman
Name: William A. Newman
Title: President and Chief Executive Officer

HOME POINT CAPITAL INC., Guarantor

By:	/s/ William A. Newman
Name: William A. Newman
Title: President and Chief Executive Officer

[Home Point - First Amendment to Amended and Restated Credit Agreement]

GOLDMAN SACHS BANK USA, as Administrative Agent

By:	/s/ Thomas M. Manning
Name: Thomas M. Manning
Title: Authorized Signatory

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Thomas M. Manning
Name: Thomas M. Manning
Title: Authorized Signatory

S-2

EXHIBIT A

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

[See Attached]

EXECUTION VERSION

As amended by the First Amendment dated as of November 27, 2019

AMENDED AND RESTATED CREDIT AGREEMENT

among

HOME POINT FINANCIAL CORPORATION

as Borrower,

HOME POINT CAPITAL INC.

as Guarantor,

GOLDMAN SACHS BANK USA,

as Administrative Agent for the financial institutions

that may from time to time become parties hereto as Lenders,

and

LENDERS

from time to time party hereto

dated as of July 11, 2019

TABLE OF CONTENTS

Page

ARTICLE I

CERTAIN DEFINITIONS 1

Section 1.1	Certain Defined Terms	~~2~~1
Section 1.2	Computation of Time Periods	~~39~~43
Section 1.3	Construction	~~40~~43
Section 1.4	Accounting Terms	~~40~~44
ARTICLE II

AMOUNTS AND TERMS OF THE ADVANCES 44

Section 2.1	Establishment of the Credit Facility	~~40~~44
Section 2.2	The Advances	~~40~~44
Section 2.3	Use of Proceeds	~~41~~45
Section 2.4	Making the Advances	~~41~~45
Section 2.5	~~Fees~~	~~42~~Non-Usage Fee 46
Section 2.6	Borrowing Base	~~42~~46
Section 2.7	Repayment of the Advances	~~43~~47
Section 2.8	Application of Prepayment of Advances	49
Section 2.9	Mandatory Prepayments of Advances	~~44~~49
Section 2.10	Optional Prepayments; Removal of Collateral	~~45~~50
Section 2.11	Breakage Costs; Increased Costs; Capital Adequacy; Additional Indemnifications; LIBOR Unavailability; Illegality	~~46~~.51
Section 2.12	Payments and Computations	~~49~~53
Section 2.13	Payment on Non-Business Days	~~49~~54
Section 2.14	Extension of Availability Period	~~49~~54
Section 2.15	Taxes	~~50~~55
Section 2.16	Defaulting Lenders	~~54~~58
Section 2.17	Security Interest	~~54~~59
Section 2.18	Limited Pledge of Fannie Mae Servicing	~~56~~61
Section 2.19	Limited Pledge of Freddie Mac Servicing	~~57~~62
Section 2.20	Limited Pledge of Ginnie Mae Servicing	~~58~~62
Section 2.21	Commitment Increase	~~59~~63
Section 2.22	Base Servicing Fee Increases	~~59~~64
ARTICLE III

CONDITIONS OF LENDING AND CLOSING 64

Section 3.1	Conditions Precedent to Closing	~~59~~64
Section 3.2	Conditions Precedent to All Advances	~~61~~66

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES 67

Section 4.1	Representations and Warranties of the Borrower and the Guarantor	~~62~~67

ARTICLE V

COVENANTS 74

Section 5.1	Affirmative Covenants	~~69~~74
Section 5.2	Negative Covenants	~~77~~82
ARTICLE VI

EVENTS OF DEFAULT 84

Section 6.1	Events of Default	~~79~~84
Section 6.2	Remedies	~~82~~87
Section 6.3	Equity Cure	89
ARTICLE VII

THE ADMINISTRATIVE AGENT 89

Section 7.1	Appointment; Nature of Relationship	~~84~~89
Section 7.2	Powers	~~85~~90
Section 7.3	General Immunity	~~85~~90
Section 7.4	No Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc.	~~85~~ 90
Section 7.5	Action on Instruction of Lenders	~~85~~90
Section 7.6	Employment of Agents and Counsel	~~86~~91
Section 7.7	Reliance on Documents; Counsel	~~86~~91
Section 7.8	The Administrative Agent’s Reimbursement and Indemnification	~~86~~91
Section 7.9	Rights as a Lender	~~86~~92
Section 7.10	Lender Credit Decision	~~87~~92
Section 7.11	Successor Agent	~~87~~92
Section 7.12	Transaction Documents	~~88~~93
ARTICLE VIII

COLLECTION ACCOUNT 93

Section 8.1	Collection Account ~~88~~.	93
ARTICLE IX

GUARANTY 94

Section 9.1	Guaranty	~~89~~94
Section 9.2	Subrogation	~~89~~94
Section 9.3	Amendments, etc. with Respect to the Guaranteed Obligations	~~89~~94

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Section 9.4	Guaranty Absolute and Unconditional	~~90~~95
Section 9.5	Reinstatement	~~91~~96
Section 9.6	Payments	~~92~~97
Section 9.7	Events of Default	~~92~~97
ARTICLE X

MISCELLANEOUS 97

Section 10.1	Survival	~~92~~97
Section 10.2	Amendments, Etc.	~~92~~ 97
Section 10.3	Notices, Etc.	~~93~~ 98
Section 10.4	No Waiver; Remedies	~~94~~99
Section 10.5	Indemnification	~~94~~99
Section 10.6	Costs, Expenses and Taxes	~~94~~99
Section 10.7	Right of Set-off; Ratable Payments; Relations Among Lenders	~~95~~100
Section 10.8	Binding Effect; Assignment	~~96~~101
Section 10.9	Governing Law	~~97~~102
Section 10.10	Jurisdiction	~~97~~102
Section 10.11	Waiver of Jury Trial	~~98~~103
Section 10.12	Section Headings	~~98~~103
Section 10.13	Tax Characterization	~~98~~103
Section 10.14	Execution	~~98~~103
Section 10.15	Limitations on Liability	~~98~~103
Section 10.16	Confidentiality	104
Section 10.17	Merger	~~100~~105
Section 10.18	Lien Release	~~100~~105
Section 10.19	Customer Identification - USA Patriot Act Notice	~~100~~105
Section 10.20	Administrative Agent Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations	~~100~~105
Section 10.21	No Novation	106

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SCHEDULES

Schedule I	Borrower’s Account, Collection Account and Administrative Agent’s Account
Schedule II	[Reserved]
Schedule III	Valuation Agents
Schedule IV	Dealers
Schedule V	Minimum Haircut Trigger Event
Schedule 4.1(c)	Ownership Structure of the Borrower and its Subsidiaries
Schedule 4.1(q)	Indebtedness of the Borrower and the Guarantor
Schedule 5.2(a)	Liens
Schedule 10.3	Notice Addresses

EXHIBITS

EXHIBIT A	--	Form of Compliance Certificate
EXHIBIT B	--	Form of Notice of Borrowing
EXHIBIT C	--	Form of Loan Note
EXHIBIT D	--	Form Assignment and Assumption
EXHIBIT E	--	Commitments
EXHIBIT F	--	Form of Monthly Report
EXHIBIT G	--	Reserved
EXHIBIT H	--	Form of Notice of Prepayment

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of July 11, 2019, by and among Home Point Financial Corporation a New Jersey corporation, as borrower (the “Borrower”), Home Point Capital Inc., a Delaware corporation (the “Guarantor”), the financial institutions that may from time to time become parties hereto (each such financial institution, a “Lender” and collectively, the “Lenders”) and GOLDMAN SACHS BANK USA (“GS Bank”), as administrative agent (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, each of the Lenders under the Original Credit Agreement (as defined below) (together, the “Original Lenders”) and GS Bank, as Administrative Agent, are parties to that certain Credit Agreement, dated as of January 31, 2019 (the “Original Credit Agreement”);

WHEREAS, the Original Lenders are the Majority Lenders under the Original Credit Agreement;

WHEREAS, pursuant to Section 10.2(a)(i) and (iii) of the Original Credit Agreement, the Borrower, the Original Lenders and the Administrative Agent desire to amend and restate the Original Credit Agreement as set forth in this Agreement;

WHEREAS, the Borrower owns and in the future will hold, certain MSRs (as defined herein) for the Agencies;

WHEREAS, the Borrower has requested that the Lenders provide financing for the MSRs held by the Borrower;

WHEREAS, the Guarantor has agreed to guarantee the obligations of the Borrower hereunder; and

WHEREAS, the Lenders are willing to provide financing upon the terms and subject to the conditions set forth herein, including the Guaranty of the Guaranteed Obligations by the Guarantor.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

ARTICLE I~~ARTICLE I~~

CERTAIN DEFINITIONS

Section 1.1     Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth below:

“1940 Act” shall mean the Investment Company Act of 1940, as amended.

“5 Year Swap Rate” shall mean, as of any date of determination, the average of the mid-market par swap rates for interest rate swaps with a maturity of five years offered by the Dealers.

“Accepted Servicing Practices” shall mean (i) with respect to any Mortgage Loan, the customary and usual standards of mortgage servicing practices of prudent mortgage lending institutions servicing mortgage loans for itself or for other third-party portfolios of mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located; and (ii) with respect to all MSRs related to the Servicing Contract of any Agency, those practices required by such Agency (including the Fannie Mae Agency Guide, the Freddie Mac Agency Guide, and the Ginnie Mae Agency Guide as applicable); provided, however, that in all cases the accepted servicing practices must (i) comply with the terms of Applicable Laws and the related loan documents and (ii) meet a standard of care not less than customary, reasonable and usual standards of practice for institutions that service loans that are similar to the Mortgage Loans.

“Account Bank” shall mean [***] financial institution, reasonably acceptable to the Administrative Agent, identified in writing to the Administrative Agent where the Collection Account is housed.

“Account Control Agreement” shall mean a Deposit Account Agreement, dated as of the Closing Date, by and among the Borrower, the Account Bank and the Administrative Agent, pursuant to which the Administrative Agent shall be granted “control” (as defined in Section 9-104 of the UCC) of the Collection Account.

“Acknowledgment Agreement” shall mean each of the Fannie Mae Acknowledgment Agreement, the Freddie Mac Acknowledgment Agreement, and the Ginnie Mae Acknowledgment Agreement, as applicable.

“Acknowledgment Agreement Holiday Period” shall mean, with respect to any Agency, the period of time beginning on the Closing Date and ending on the earlier of (i) the related Acknowledgment Agreement Trigger Date, and (ii) such time that the applicable Acknowledgment Agreement is finalized by the parties thereto.

“Acknowledgment Agreement Trigger Date” shall mean, as applicable, the Freddie AA Trigger Date and the Ginnie AA Trigger Date.

“Acknowledgment Agreement Trigger Period” shall mean, as applicable, the Freddie AA Trigger Period, and the Ginnie Mae Trigger Period.

“Activation Notice” shall have the meaning set forth in the Account Control Agreement.

“Additional Collateral” shall mean all right, title and interest in, to and under all personal property of the Borrower, including but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located: (a) Accounts, (b) Contracts; (c) Chattel Paper, (d) Documents, (e) General Intangibles, (f) Goods (including all of its Equipment, Fixtures and Inventory), together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor, (g) Instruments, (h) Insurance, (i) Intellectual Property, (j) Investment Related Property (including, without limitation, Deposit Accounts), (k) Letter of Credit Rights, (l) Money, (m) Receivables and Receivables Records, (n) Commercial Tort Claims, (o) any other investments and investment property, (p) to the extent not otherwise included in the foregoing, all other personal property of any kind and all Collateral Records, Collateral support and Supporting Obligations relating to any of the foregoing; and (q) to the extent not otherwise included in the foregoing, all Proceeds, products, accessions, rents and profits of or in respect of any of (a) through (p); provided, however, that Additional Collateral shall not include Excluded Collateral or (for so long as such remains applicable) any of the foregoing to the extent that a security interest therein is prohibited by or in violation of any law, rule, or regulation, or the contractual terms or provisions related thereto.

Capitalized terms used in this definition shall have the meaning given thereto in Article 9 of the UCC.

“Additional Guarantor Collateral” shall mean all right, title and interest in, to and under all personal property of the Guarantor, including but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located: (a) Accounts, (b) Contracts, (c) Chattel Paper, (d) Documents, (e) General Intangibles, (f) Goods (including all of its Equipment, Fixtures and Inventory), together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor, (g) Instruments, (h) Insurance, (i) Intellectual Property, (j) Investment Related Property (including, without limitation, Deposit Accounts), (k) Letter of Credit Rights, (l) Money, (m) Receivables and Receivables Records, (n) Commercial Tort Claims, (o) any other investments and investment property (including its interests in Longbridge Financial, LLC and the Borrower), (p) to the extent not otherwise included in the foregoing, all other personal property of any kind and all Collateral Records, Collateral support and Supporting Obligations relating to any of the foregoing, (q) to the extent not otherwise included in the foregoing, all other personal property of any kind and all Collateral Records, Collateral support and Supporting Obligations relating to any of the foregoing, and (r) to the extent not otherwise included in the foregoing, all Proceeds, products, accessions, rents and profits of or in respect of any of (a) through (q); provided, however, that Additional Guarantor Collateral shall not include Excluded Collateral or (for so long as such remains applicable) any of the foregoing to the extent that a security interest therein is prohibited by or in violation of any law, rule, or regulation, or the contractual terms or provisions related thereto.

Capitalized terms used in this definition shall have the meaning given thereto in Article 9 of the UCC.

“Additional Principal Amortization Amount” shall mean an amount due and payable on each Additional Principal Amortization Date equal to the quotient of (i) the Advances outstanding on the Availability Period End Date divided by (ii) 12.

“Additional Principal Amortization Date” shall mean the Monthly Payment Date occurring in the calendar month in which the Availability Period End Date occurs, and each Monthly Payment Date thereafter through the Maturity Date, as applicable.

“Adjusted LIBOR Rate” shall mean a rate per annum equal to the rate (rounded upwards, if necessary, to the next higher 1/100 of 1%) obtained by dividing (a) LIBOR by (b) a percentage equal to [***] minus the reserve percentage (rounded upward to the next 1/100th of 1%) in effect on such day and applicable to any Lender for which this rate is calculated under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “eurocurrency liabilities”). The Adjusted LIBOR Rate shall be adjusted automatically as of the effective date of any change in such reserve percentage.

“Adjusted Tangible Net Worth” shall mean, with respect to the Borrower, the Guarantor and their respective Subsidiaries, an amount equal to, on a consolidated basis, the stockholder or members’ equity, including capital stock or member interests, additional paid-in capital, retained earnings, deferred income, capitalized mortgage loan servicing rights and capitalized excess mortgage loan servicing fees, but excluding treasury stock, if any, and any intangible assets of the Borrower, the Guarantor and their respective Subsidiaries (determined on a consolidated basis in accordance with GAAP).

“Administrative Agent” shall have the meaning set forth in the introductory paragraph hereof.

“Administrative Agent Asset Value” shall mean, as of any date of determination, the sum of (i) the Administrative Agent Fannie Mae Asset Value, (ii) the Administrative Agent Freddie Mac Asset Value, and (iii) the Administrative Agent Ginnie Mae Asset Value; provided, however, that during the Ginnie AA Trigger Period the Administrative Agent Asset Value shall not exceed the product of (a) the sum of (1) the Administrative Agent Fannie Mae Market Value Percentage multiplied by the aggregate unpaid principal balance of the Mortgage Loans related to the Fannie Mae MSRs, and (2) the Administrative Agent Freddie Mac Market Value Percentage multiplied by the aggregate unpaid principal balance of the Mortgage Loans related to the Freddie Mac MSRs, and (b) [***] and provided further, that the Administrative Agent Ginnie Mae Asset Value of Ginnie Mae MSRs shall be reduced to the extent necessary such that the Ginnie Mae Borrowing Base remains at or below the Ginnie Mae Concentration Limit.

“Administrative Agent Fannie Mae Asset Value” shall mean, as of any date of determination, the product of (i) the Fannie Mae Advance Rate, (ii) the Administrative Agent

Fannie Mae Market Value Percentage, and (iii) the aggregate unpaid principal balance of the Mortgage Loans related to the Fannie Mae MSRs.

“Administrative Agent Fannie Mae Market Value Percentage” shall mean, with respect to any Fannie Mae MSR as of any date of determination, the percentage to be applied to the unpaid principal balance of the applicable Mortgage Loans to arrive at the fair market value of such Fannie Mae MSR, as most recently determined by the Administrative Agent pursuant to Section 2.6 and in accordance with the Administrative Agent Methodology; provided that, in no event shall the Administrative Agent Fannie Mae Market Value Percentage be greater than the market value thereof implying a zero option-adjusted spread.

“Administrative Agent Fee Letter” shall mean that certain side letter, dated as of the Closing Date, by and between the Borrower, Guarantor, and the Administrative Agent, with respect to certain pricing terms of the facility established hereby.

“Administrative Agent Freddie Mac Asset Value” shall mean, as of any date of determination, the product of (i) the Freddie Mac Advance Rate, (ii) the Administrative Agent Freddie Mac Market Value Percentage, and (iii) the aggregate unpaid principal balance of the Mortgage Loans related to the Freddie Mac MSRs.

“Administrative Agent Freddie Mac Market Value Percentage” shall mean, with respect to any Freddie Mac MSR as of any date of determination, the percentage to be applied to the unpaid principal balance of the applicable Mortgage Loans to arrive at the fair market value of such Freddie Mac MSR, as most recently determined by the Administrative Agent pursuant to Section 2.6 and in accordance with the Administrative Agent Methodology; provided that, in no event shall the Administrative Agent Freddie Mac Market Value Percentage be greater than the market value thereof implying a zero option-adjusted spread.

“Administrative Agent Ginnie Mae Asset Value” shall mean, as of any date of determination, the product of (i) the Ginnie Mae Advance Rate, (ii) the Administrative Agent Ginnie Mae Market Value Percentage, and (iii) the aggregate unpaid principal balance of the Mortgage Loans related to the Ginnie Mae MSRs.

“Administrative Agent Ginnie Mae Market Value Percentage” shall mean, with respect to any Ginnie Mae MSR as of any date of determination, the percentage to be applied to the unpaid principal balance of the applicable Mortgage Loans to arrive at the fair market value of such Ginnie Mae MSR, as most recently determined by the Administrative Agent pursuant to Section 2.6 and in accordance with the Administrative Agent Methodology; provided that, in no event shall the Administrative Agent Ginnie Mae Market Value Percentage be greater than the market value thereof implying a zero option-adjusted spread.

“Administrative Agent Methodology” shall mean, with respect to any Administrative Agent Fannie Mae Market Value Percentage, Administrative Agent Freddie Mac Market Value Percentage, or Administrative Agent Ginnie Mae Market Value Percentage calculated by the Administrative Agent, the assumptions, factors, parameters, methodology and calculations employed by the Administrative Agent in determining such Administrative Agent

Fannie Mae Market Value Percentage, Administrative Agent Freddie Mac Market Value Percentage, or Administrative Agent Ginnie Mae Market Value Percentage for purposes of determining the Borrowing Base, which assumptions, factors, parameters, methodology and calculations shall be determined by the Administrative Agent in its sole discretion. Without limiting the foregoing, if as a result of a change by the Administrative Agent of its Administrative Agent Methodology, the aggregate of the Administrative Agent Fannie Mae Market Value Percentage, Administrative Agent Freddie Mac Market Value Percentage, and Administrative Agent Ginnie Mae Market Value Percentage changes by more than five percent (5%) over the course of one (1) Business Day, then upon request by the Borrower the Administrative Agent shall provide the Borrower with an explanation of the basis for such change; provided, however, that, except pursuant to a Borrowing Base Dispute under Section 2.6(b), neither such change in market value nor the Administrative Agent’s failure to provide information related thereto shall affect the validity of the Administrative Agent Methodology or Administrative Agent Asset Value.

“Administrative Agent’s Account” shall mean the Administrative Agent’s bank account, described on Schedule I attached hereto, designated by the Administrative Agent from time to time by written notice to the Borrower.

“Advance” shall mean any advance of funds by any Lender to the Borrower, made pursuant to Article II of this Agreement.

“Aggregate Advance Rate Cap” shall ~~mean each of the Fannie Mae Advance Rate Cap, Freddie Mac Advance Rate Cap, and Ginnie Mae Advance Rate Cap.~~ have the meaning set forth in the Agency Fee Letter.

“Advance Reimbursement Amount” shall mean all amounts reimbursable to the Borrower pursuant to the terms of a Servicing Contract in respect of Servicer Advances required to be made in accordance with and pursuant to the terms of such Servicing Contract.

“Affected Party” shall have the meaning set forth in Section 2.11(b).

“Affiliate” shall mean, with respect to a Person, any other Person that (i) directly or indirectly through one or more intermediaries, controls, is controlled by, or is under direct or indirect common control with such Person or (ii) is an officer or director of such Person; provided that each Agency shall be specifically excluded as an Affiliate of any Lender. Solely for purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 25% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise; provided that other than the Borrower, Guarantor, and their respective Subsidiaries (as applicable), no other portfolio company of Stone Point Capital LLC or its Affiliates shall be deemed to be an “Affiliate” of the Borrower or Guarantor.

“Agency” shall mean Fannie Mae, Freddie Mac, and/or Ginnie Mae, as applicable.

“Agency Approvals” shall have the meaning set forth in Section 5.1(l).

“Agency Fee Letter” shall mean that certain side letter, dated as of the Closing Date, by and between the Borrower, Guarantor, and the Administrative Agent, with respect to certain pricing terms of the facility created hereby, the Fannie Mae MSRs, the Freddie Mac MSRs, and the Ginnie Mae MSRs.

“Agency Guide” shall mean the Fannie Mae Agency Guide, the Freddie Mac Agency Guide, and/or the Ginnie Mae Agency Guide, as applicable.

“Agency Requirements” shall mean, collectively, the Fannie Mae Requirements, the Freddie Mac Requirements, and the Ginnie Mae Requirements.

“Agency Servicing Rights” shall mean, with respect to each Mortgage Loan, all of the Borrower’s right, title and interest in, to and under the related Servicing Contracts, whether now or hereafter existing, acquired or created, whether or not yet accrued, earned, due or payable, as well as all other present and future right and interest under such Servicing Contracts.

“Aggregate Commitment” shall mean at any time, the sum of the Commitments then in effect. The initial Aggregate Commitment as of the Closing Date shall be equal to ~~[***]~~[***]

“Agreement” shall have the meaning set forth in the introductory paragraph hereof.

“Alternative Rate” shall ~~have the meaning set forth in Section 2.11(f).~~ mean, for any day, a rate per annum equal to the sum of (a) [***] and (b) the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if such rate is not published for any day that is a Business Day, the rate for a federal funds transaction quoted at 11:00 a.m. on such day received to the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, that if at any time the Alternative Rate shall be less than [***] then the Alternative Rate shall be deemed to be [***] at such time.

“Ancillary Income” shall mean all income derived from a Mortgage Loan, other than payments or collections in respect of principal, interest, escrow payments and prepayment penalties.

“Applicable Law” shall mean all applicable laws of any Governmental Authority, including laws relating to consumer leasing and protection and any ordinances, judgments, decrees, injunctions, writs and orders or like actions of any Governmental Authority and rules and regulations of any federal, regional, state, county, municipal or other Governmental Authority.

“Applicable Percentage” shall mean ~~with respect to the Commitment of~~, for any Lender at any time, a percentage equal to a fraction, (a) the numerator of which is such Lender’s Commitment at such time ~~and~~plus, the amount of any Advances of such Lender in excess of such Lender’s Commitment then outstanding and (b) the denominator of which is the Aggregate Commitment at such time plus, the Uncommitted Advance Amount at such time (provided that if the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon such Lender’s share of the aggregate Advances at such time). In the case of Section 2.16, when a Defaulting Lender shall exist, the Applicable Percentage shall be calculated without inclusion of such Defaulting Lender’s Commitment and Advances.

“Asset” shall mean all Fannie Mae MSRs, Freddie Mac MSRs, and Ginnie Mae MSRs of the Borrower, all of which are pledged to the Administrative Agent (on behalf of and for the ratable benefit of each Secured Party) pursuant to the terms hereof. For the avoidance of doubt, the Assets shall be identified on the Schedule of Assets or the Schedule of Ineligible Assets and updated no less frequently than monthly and delivered to the Administrative Agent as a schedule to the Compliance Certificate in accordance with Section 5.1(bb).

“Asset Management Strategy” shall mean the off-balance sheet asset management strategy disclosed by the Borrower to the Administrative Agent prior to the Closing Date, which strategy may be updated, from time to time, upon Borrower disclosing such updated strategy to the Administrative Agent; provided, however, that if such proposed strategy is substantially inconsistent with the strategy disclosed prior to the Closing Date, then such proposed strategy shall not constitute the “Asset Management Strategy” for purposes of this Agreement without prior consent of the Administrative Agent (such consent not to be unreasonably withheld).

“Assignment and Assumption” shall mean an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.8), and accepted by the Administrative Agent, in substantially the form of Exhibit D hereto or any other form approved by the Administrative Agent.

“Availability Period” shall mean, unless otherwise extended pursuant to and in accordance with Section ~~2.2,~~2.14, the period from the Closing Date until the earlier to occur of (i) an Event of Default, and (ii) the Availability Period End Date.

“Availability Period End Date” shall mean the Monthly Payment Date occurring in the 36th month following the Closing Date, or January 31, 2022, as such date may be extended pursuant to Section 2.14.

“Base Servicing Fee” shall mean, with respect to the Portfolio of Mortgage Loans for each Agency and each Collection Period, an amount equal to the product of (A) the aggregate outstanding principal balance of the Mortgage Loans for such Agency included in such Portfolio as of the first day of such Collection Period multiplied by (B) one-twelfth of the Base Servicing

Fee Rate; provided, however, that (1) with respect to all Mortgage Loans in the Portfolio for such Agency, if the initial Collection Period is less than a full month, such fee for each such Mortgage Loan shall be an amount equal to the product of the fee otherwise described above multiplied by a fraction, the numerator of which is the number of days in such initial Collection Period and the denominator of which is 30; (2) if any Fannie Mae Mortgage Loan, Freddie Mac Mortgage Loan, or Ginnie Mae Mortgage Loan, as applicable, ceases to be part of such Portfolio during such Collection Period as a result of a termination of the Borrower’s duties as servicer under the applicable Servicing Contract, the portion of such amount that is attributable to such Fannie Mae Mortgage Loan, Freddie Mac Mortgage Loan, or Ginnie Mae Mortgage Loan, as applicable, shall be adjusted to an amount equal to the product of the fee otherwise described above multiplied by a fraction, the numerator of which is the number of days in such Collection Period during which such Mortgage Loan was included in such Portfolio and denominator of which is 30.

“Base Servicing Fee Rate” means (i) with respect to any Mortgage Loan serviced for Fannie Mae pursuant to the applicable Servicing Contract, unless otherwise adjusted pursuant to and in accordance with Section 2.22, [***] per annum, (ii) with respect to any Mortgage Loan serviced for Freddie Mac pursuant to the applicable Servicing Contract, unless otherwise adjusted pursuant to and in accordance with Section 2.22, [***] per annum, and (iii) with respect to any Mortgage Loan serviced for Ginnie Mae pursuant to the applicable Servicing Contract, unless otherwise adjusted pursuant to and in accordance with Section 2.22, [***] per annum.

“Bankruptcy Code” shall mean the U.S. Bankruptcy Code, 11 U.S.C. § 101, et seq., as amended.

“Basel III” shall mean Basel III: A global regulatory framework for more resilient banks and banking systems prepared by the Basel Committee on Banking Supervision, and all national implementations thereof.

“Benchmark Replacement” shall mean the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR Rate for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“Benchmark Replacement Adjustment” shall mean, for any Interest Accrual Period, with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted

Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” shall mean, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Interest Accrual Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” shall mean the earlier to occur of the following events with respect to LIBOR:

(1)	in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to LIBOR:

(1)	a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR;

(2)	a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR, which states that the administrator of LIBOR has ceased or will cease to provide LIBOR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR announcing that LIBOR is no longer representative.

“Benchmark Transition Start Date” shall mean (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Majority Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Majority Lenders) and the Lenders.

“Benchmark Unavailability Period” shall mean, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that LIBOR has not been replaced with a Benchmark Replacement, the period (x)       beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBOR for all purposes hereunder in accordance with the Section titled “Effect of Benchmark Transition Event” and (y) ending at the time that a Benchmark Replacement has replaced LIBOR for all purposes hereunder pursuant to Section 2.11(g).

“Borrower” shall have the meaning set forth in the introductory paragraph hereof.

“Borrower’s Account” shall mean (i) the Borrower’s bank account, described on Schedule I attached hereto, for the account of the Borrower or (ii) such other account as may be designated by the Borrower from time to time by at least ten (10) Business Days’ prior written notice to the Administrative Agent and the Lenders, so long as such other account is acceptable to the Administrative Agent in its sole and absolute discretion.

“Borrower Collateral” shall have the meaning set forth in Section 2.17.

“Borrowing Base” shall mean, as of any date of determination, with respect to MSRs that are Eligible Assets, ~~the sum of~~clause (a) or (b) below, as applicable:

(a)          if a Borrowing Base Dispute has not been initiated with respect to such date, or a Borrowing Base Dispute has been initiated but the Valuation Agent Asset Value has not yet been determined pursuant to Section 2.6(b), the Administrative Agent Asset Value thereof; ~~and~~or

(b)          if a Borrowing Base Dispute has been initiated and the Valuation Agent Asset Value has been determined pursuant to Section 2.6(b), the lesser of (1) the Valuation Agent Asset Value (provided that the value attributed to that portion of the Valuation

Agent Asset Value pertaining to Ginnie Mae MSRs shall be reduced such that the Ginnie Mae Borrowing Base remains at or below the Ginnie Mae Concentration Limit), and (2) the Borrowing Base Cap~~, in each case, in respect of such MSRs~~.

“Borrowing Base Cap” shall mean the ~~sum of (1)~~lesser of (a) the sum of (1) Borrowing Base Cap Fannie Amount, (2) the Borrowing Base Cap Freddie Amount, and (3) the Borrowing Base Cap Ginnie Amount and (b) the Borrowing Base Advance Rate Cap Amount.

“Borrowing Base Cap Fannie Amount” shall mean the product of (A) the most recently determined Administrative Agent Fannie Mae Market Value Percentage, (B) the aggregate unpaid principal balance of the Mortgage Loans related to the Fannie Mae MSRs, and (C) the Fannie Mae Advance Rate Cap~~, (2)~~.

“Borrowing Base Cap Freddie Amount” shall mean the product of (A) the most recently determined Administrative Agent Freddie Mac Market Value Percentage, (B) the aggregate unpaid principal balance of the Mortgage Loans related to the Freddie Mac MSRs, and (C) the Freddie Mac Advance Rate Cap~~, and (3)~~.

“Borrowing Base Cap Ginnie Amount” shall mean the product of (A) the most recently determined Administrative Agent Ginnie Mae Market Value Percentage, (B) the aggregate unpaid principal balance of the Mortgage Loans related to the Ginnie Mae MSRs, and (C) the Ginnie Mae Advance Rate Cap; provided however, that the Administrative Agent Ginnie Mae Asset Value of Ginnie Mae MSRs shall be reduced such that the Ginnie Mae Borrowing Base remains at or below the Ginnie Mae Concentration Limit.

“Borrowing Base Advance Rate Cap Amount” shall mean the product of (a) the sum of (1) the product of (A) the most recently determined Administrative Agent Fannie Mae Market Value Percentage, and (B) the aggregate unpaid principal balance of the Mortgage Loans related to the Fannie Mae MSRs, (2) the product of (A) the most recently determined Administrative Agent Freddie Mac Market Value Percentage, and (B) the aggregate unpaid principal balance of the Mortgage Loans related to the Freddie Mac MSRs, and (3) the product of (A) the most recently determined Administrative Agent Ginnie Mae Market Value Percentage, and (B) the aggregate unpaid principal balance of the Mortgage Loans related to the Ginnie Mae MSRs; provided however, that the Administrative Agent Ginnie Mae Asset Value of Ginnie Mae MSRs shall be reduced such that the Ginnie Mae Borrowing Base remains at or below the Ginnie Mae Concentration Limit and (b) the Aggregate Advance Rate Cap.

“Borrowing Base Certificate~~”~~ ” shall mean the certificate in the form of Exhibit A attached to each Notice of Borrowing.

“Borrowing Base Deficiency” shall exist with respect to the Borrowing Base on any date on which (i) the aggregate amount of Advances exceeds the Aggregate Commitments related thereto plus the Uncommitted Advance Amount on such date, (ii) if no Borrowing Base Dispute has been initiated and is outstanding, the Effective Advance Rate with respect to the MSRs of any Agency exceeds the Fannie Mae Advance Rate, Freddie Mac Advance Rate, or Ginnie Mae Advance Rate, as applicable, by [***] or more, (iii) if a Borrowing Base Dispute has been initiated but the Valuation Agent Asset Value has not yet been determined pursuant to Section 2.6(b), the Effective Advance Rate with respect to the MSRs of any Agency exceeds ~~that portion of the Borrowing Base Cap attributed to the MSRs of such Agency~~the Fannie Mae Advance Rate Cap, the Freddie Mac Advance Rate Cap or the Ginnie Mae Advance Rate Cap, as applicable, (iv) if a Borrowing Base Dispute has been initiated, the Valuation Agent Asset Value has been determined pursuant to Section 2.6(b), and the Borrowing Base is being calculated pursuant to clause (b)~~(1)~~ of the definition thereof, (a) the Effective Advance Rate with respect to the MSRs of any Agency exceeds ~~(a)~~ the Fannie Mae Advance Rate, Freddie Mac Advance Rate, or the Ginnie Mae Advance Rate, as applicable, by [***] or more, or (b) ~~that portion of the Borrowing Base Cap attributed to the MSRs of such Agency, (v) if a Borrowing Base Dispute has been initiated, the Valuation Agent Asset Value has been determined pursuant to Section 2.6(b), and the Borrowing Base is being calculated pursuant to (b)(2) of the definition thereof,~~the portion of Advances relating to the MSRs of any Agency exceeds the Borrowing Base Cap Fannie Amount, the Borrowing Base Cap Freddie Amount or the Borrowing Base Cap Ginnie Amount, as applicable, (v) the Effective Advance Rate ~~with respect to~~of the MSRs of ~~any Agency~~all Agencies exceeds ~~that portion of the Borrowing Base Cap attributed to the MSRs of such Agency,~~the Aggregate Advance Rate Cap or (vi) there exists a Minimum Haircut Trigger Event.

“Borrowing Base Deficiency Notice” shall have the meaning set forth in Section 2.6.

“Borrowing Base Dispute” shall have the meaning set forth in Section 2.6(b).

“Borrowing Base Required Payment” shall mean the greater of an amount necessary to (i) cause the aggregate amount of Advances outstanding to equal the lesser of (A) the Aggregate Commitment ~~and~~plus the Uncommitted Advance Amount as of such date and (B) the Borrowing Base, or (ii) eliminate any existing Minimum Haircut Trigger Event.

“Borrowing Date” shall mean, with respect to any Advance, the date of the making of such Advance, which date shall in any case be a Business Day.

“Breakage Costs” shall mean, with respect to a failure by the Borrower, for any reason, to borrow any proposed Advance on the date specified in the applicable Notice of Borrowing (including as a result of the Borrower’s failure to satisfy any conditions precedent to such borrowing) after providing such Notice of Borrowing, the resulting loss, cost, expense or liability (excluding loss of anticipated profits) incurred by reason of the liquidation or reemployment of deposits, actually sustained by any Lender or the Administrative Agent, and with respect to any Optional Prepayment, any loss, cost, expense, or liability sustained by any Lender or the Administrative Agent as a result of such Optional Prepayment, in each case as certified in any written demand for payment by a Lender or the Administrative Agent setting forth in reasonable detail the basis for calculating such compensation.

“Business Day” shall mean (i) any day excluding Saturday, Sunday, any day which is a legal holiday under the laws of the State of New York, the State of Michigan or the State of Texas, any day on which banking institutions located in ~~either~~any such state are authorized or required by law or other governmental action to close, and any day on which the New York Stock Exchange or the Federal Reserve Bank of New York is authorized or obligated by law or executive order to be closed, and (ii) with respect to all notices, determinations, fundings and payments in connection with Advances bearing interest at the Adjusted LIBOR Rate so long as LIBOR is in effect, the term “Business Day” shall mean any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the London interbank market.

“Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting) of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) or any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, but in no event will Capital Stock include any debt securities convertible or exchangeable into equity unless and until actually converted or exchanged.

“Capitalized Lease Obligation” shall mean, for any Person, the amount of Indebtedness under a lease of property by such Person that would be shown as a liability on a balance sheet of such Person prepared for financial reporting purposes in accordance with GAAP.

“Cash” shall mean money, currency or a credit balance on hand or in any demand or deposit account.

“Cash Equivalents” shall mean, as at any date of determination, any of the following: (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within [***] after such date and having, at the time of the acquisition thereof, a rating of at least “A-1” from S&P or at least “P-1” from Moody’s; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least “A-1” from S&P or at least “P-1” from Moody’s; (iii) certificates of deposit or bankers’ acceptances maturing within [***] after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least “adequately capitalized” (as defined in the regulations of its primary Federal banking regulator), (b) has Tier 1 capital (as defined in such regulations) of not less than [***] and (c) has a rating of at least “AA-” from S&P and “Aa3” from Moody’s; and (iv) shares of any money market mutual fund that (a) has substantially all of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than [***] and (c) has the highest rating obtainable from either S&P or Moody’s.

“Change in Law” shall mean (i) the adoption or taking effect of any Law after the date of this Agreement, (ii) any change in Law or in the administration, interpretation, application or implementation thereof by any Governmental Authority after the date of this Agreement, (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority after the date of this Agreement or (iv)       compliance by any Affected Party, by any lending office of such Affected Party or by such Affected Party’s holding company, if any, with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (a) the Dodd-Frank Act, (b) Basel III and (c) all requests, rules, guidelines and directives under either of the Dodd-Frank Act or Basel III or issued in connection therewith shall be deemed to be a “Change in Law”, regardless of the date implemented, enacted, adopted or issued.

“Change of Control” shall occur at any time the Permitted Holders fail to collectively own, directly or indirectly, at least (i) 50.01% of the Equity Interests of the Borrower and of the Guarantor, and (ii) a majority of the aggregate ordinary voting power for the election of directors (or persons performing similar functions) of the Borrower and of the Guarantor.

“Closing Date” shall mean January 31, 2019.

“Collateral” shall have the meaning set forth in Section 2.17.

“Collection Account” shall mean a deposit account established by the Borrower with the Account Bank~~, or such other replacement collection account as may be established at a financial institution reasonably acceptable to the Administrative Agent~~.

“Collection Period” shall mean, with respect to a Monthly Payment Date occurring during an Acknowledgment Agreement Trigger Period or following the occurrence and during the continuance of an Event of Default, the calendar month preceding the month in which such Monthly Payment Date occurs.

“Collections” shall mean, with respect to any Asset with respect to a Collection Period, any servicing fees or subservicing fees (other than retained yield, Ancillary Income and, after the occurrence of an Event of Default, the applicable Base Servicing Fee) that the Borrower as servicer is entitled to receive free and clear of all Ginnie Mae rights and other restrictions on transfer under applicable Ginnie Mae guidelines, pursuant to the Servicing Contracts during such Collection Period.

“Commitment” shall mean the obligation of a Lender to fund Advances ~~hereunder~~pursuant to Section 2.2(a), as set forth on Exhibit E attached hereto, as increased pursuant to Section 2.21, and as amended in connection with assignments made by Lenders pursuant to Section 10.8. If, from time to time, any Lender other than Goldman Sachs Bank USA becomes a party to this Agreement as a Lender, then the Administrative Agent shall deliver to the Borrower an amended Exhibit E setting forth the revised Commitments of the Lenders.

“Commitment Percentage” shall mean, a percentage equal to a fraction, the numerator of which is such Lender’s Commitment at such time and the denominator of which is the Aggregate Commitment at such time. In the case of Section 2.16, when a Defaulting Lender shall exist, the Commitment Percentage shall be calculated without inclusion of such Defaulting Lender’s Commitment.

“Compliance Certificate” shall mean a Compliance Certificate substantially in the form of Exhibit A attached hereto, which provides detailed calculations of, among other things compliance by the Borrower and the Guarantor with the Financial Covenants.

“Confidential Information” shall have the meaning set forth in Section 10.16.

“Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. Controlling and Controlled have meanings correlative thereto.

“Corporate Debt” shall mean, as of any date of determination, the aggregate stated balance sheet amount of all Indebtedness of the Guarantor, the Borrower and its Subsidiaries (or, if higher, the par value of stated face amount of all such Indebtedness) determined on a consolidated basis in accordance with GAAP; provided that Indebtedness in connection with Permitted Warehouse Financings and Permitted Servicing Advance Facility Indebtedness shall not be included in “Corporate Debt”.

“Corporate Debt to Tangible Net Worth Ratio” shall mean the ratio as of the last day of each calendar month (commencing with the first full month ending after the Closing Date) of (a) Corporate Debt as of such date to (b) Adjusted Tangible Net Worth as of such date; provided, however, that for purposes of this calculation the proportion of any assets constituting the asset base for any Permitted Warehouse Financings or Permitted Servicing Advance Facility Indebtedness that is not financed by the applicable lender under such Permitted Warehouse Financing or Permitted Servicing Advance Facility shall not be included in “Adjusted Tangible Net Worth”.

“Cost of Funds” shall mean, with respect to any Interest Accrual Period, the amount of interest accrued with respect to the portion of the aggregate outstanding principal balance of all Advances funded by any Lender at the Cost of Funds Rate.

“Cost of Funds Rate” shall mean the sum of (i) either the Adjusted LIBOR Rate or, if a LIBOR Unavailability Notice has been delivered and has not otherwise been rescinded in accordance with Section 2.11(f~~)(iii~~), the Alternative Rate, and (ii)(A) with respect to Advances in respect of Fannie Mae MSRs, the Fannie Mae Margin Rate, (B) with respect to Advances in respect of Freddie Mac MSRs, the Freddie Mac Margin Rate, and (C) with respect to Advances in respect of Ginnie Mae MSRs, the Ginnie Mae Margin Rate.

“Credit Enhancement Agreement” shall mean, collectively, any documents, instruments, guarantees or agreements entered into by the Borrower, any of its Subsidiaries, or any Securitization Entity for the purpose of providing credit support (that is reasonably customary as determined by the Borrower’s senior management) with respect to any Indebtedness or Securitization.

“Credit Manager” shall mean Weston Portfolio Group, LLC and any successor thereto in such capacity.

“Credit Manager Agreement” shall mean the Credit Manager Agreement, dated as of the Closing Date among Credit Manager, the Borrower and Administrative Agent.

“Credit Manager Fees” shall mean the fees due and owing to the Credit Manager as set forth in the Credit Manager Agreement or in any successor agreement thereto, which shall not in any event exceed [***] per annum.

“Dealer” shall mean any mid-market dealer in hedging, swap or similar derivatives contracts identified on Schedule IV hereto, as may be amended from time to time by the Administrative Agent, the Borrower and the Majority Lenders.

“Defaulting Lender” shall mean any Lender, as determined by the Administrative Agent, that has (a) failed to fund any portion of its Advances within three (3) Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three (3) Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Advances (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such confirmation in writing by the Administrative Agent and the Borrower), (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute or (e)(i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority of the United States of America or instrumentality thereof so long as such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. For the avoidance of doubt, without any implication to the contrary, no determination by a Lender not to fund an Advance in excess of such Lender’s Commitment (which may be made in the sole and absolute discretion of such Lender) may cause such Lender to constitute a Defaulting Lender.

“Derivatives Contract” shall mean any rate swap transaction, basis swap, credit derivative transaction, forward rate transaction, commodity swap, commodity option, futures contract, forward commodity contract, mortgage-related forward pools contracts, including derivatives or “TBA’s”, equity or equity index swap or option, bond or bond price or bond index swap or option or forward bond or forward bond price or forward bond index transaction, interest rate option, forward foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, spot contract, or any other similar transaction or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, including any obligations or liabilities thereunder. Notwithstanding anything herein to the contrary, neither Administrative Agent nor the Lenders shall have any rights in any Derivative Contract entered into between the Borrower and any Agency.

“Disposition” and “Disposed” mean, with respect to any Person, any sale or other whole or partial conveyance of all or any portion of such Person’s Property, or any direct or indirect interest therein to a third party, including the granting of any purchase options, rights of first refusal, rights of first offer or similar rights in respect of any portion of such assets or the subjecting of any portion of such assets to restrictions on transfer.

“Distributable Amounts” shall mean, with respect to each Monthly Payment Date, (i) all costs, expenses, reimbursements and indemnification amounts required to be paid to the Administrative Agent and the Lenders pursuant to the terms of the Transaction Documents; (ii) the Credit Manager Fees with respect to such Monthly Payment Date and all costs, expenses, reimbursements and indemnification amounts of the Credit Manager; (iii) the Interest Distribution Amount with respect to such Monthly Payment Date and the Non-Usage Fee, if any, with respect to such Monthly Payment Date; (iv) to the extent a Borrowing Base Deficiency exists as of such Monthly Payment Date, the Borrowing Base Required Payment; (v) with respect to each Monthly Payment Date occurring after the Availability Period End Date, any Additional Principal Amortization Amounts due and payable on such Monthly Payment Date; and (vi) all Breakage Cost and other amounts that are then due and payable pursuant to Section 2.11.

“Dodd-Frank Act” shall mean the Dodd-Frank Wall Street Reform and Consumer Protection Act.

“Dollar”, “Dollars”, “U.S. Dollars” and the symbol “$” shall mean the lawful currency of the United States.

“Early Opt-in Election” shall mean the occurrence of:

(1) (i) a determination by the Administrative Agent or (ii) a notification by the Majority Lenders to the Administrative Agent (with a copy to the Borrower) that the Majority Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.11(g) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, and

(2) (i) the election by the Administrative Agent or (ii) the election by the Majority Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Majority Lenders of written notice of such election to the Administrative Agent.

“Effective Advance Rate” shall mean, (a) with respect to the MSRs of any Agency, the quotient of (i) the outstanding Advances with respect to the MSRs of such Agency, divided by (ii) that portion of the Borrowing Base attributed to the value of Fannie Mae MSRs, Freddie Mac MSRs, or Ginnie Mae MSRs, as applicable and (b) with respect to the MSRs of all Agencies, (i) the outstanding Advances, divided by (ii) the Borrowing Base.

“Eligible Asset” shall mean any Asset that satisfies each of the following criteria, in each case, as of the related Borrowing Date:

(a)          for which the Borrower is acting in the capacity of servicer under a Servicing Contract, which Servicing Contract (i) is in full force and effect, and (ii) with respect to which the Borrower is not in default in any material respect thereunder;

(b)          which complies with all Applicable Laws in all material respects;

(c)          which is genuine and constitutes a legal, valid, binding and irrevocable payment obligation, enforceable in accordance with the terms of the related Servicing Contract, under which it has arisen, subject to no offsets, counterclaims or defenses;

(d)          which provides for payment in Dollars;

(e)          which was not originated in or subject to the Laws of a jurisdiction whose Laws would make such Asset, the related Servicing Contract or the financing thereof contemplated hereby unlawful, invalid or unenforceable; and is not subject to any legal limitation on transfer;

(f)          which is owned solely by the Borrower, subject to a Servicing Contract, and is free and clear of all Liens other than Permitted MSR Collateral Liens and has not been sold, conveyed, pledged or assigned to any other lender, purchaser or Person;

(g)          which is not an obligation of the United States of America, any State or any agency or instrumentality or political subdivision thereof (other than an Agency);

(h)          in respect of which the information set forth in the Schedule of Assets and the related Servicing Contract is true and correct in all material respects;

(i)           in respect of which, each of the representations and warranties set forth on Section 4.1(aa) are true and correct in all material respects;

(j)           such Asset constitutes a “general intangible” as defined in the UCC and is not evidenced by an “instrument” or “security” as defined in the UCC as so in effect;

(k)          the Borrower has all required licenses and registrations necessary to own the Asset and to service the Mortgage Loan (including to collect amounts owing with respect thereto) in the jurisdiction where the Mortgaged Property is located;

(l)           other than pursuant to this Agreement, there exist no Liens, pledges, assignments, or financings of any kind secured by the MSRs (or any portion thereof) of the applicable Agency to which the respective Asset relates; provided, however, that nothing in this clause (l) shall cause any MSR to cease to be an Eligible Asset solely because Advance Reimbursement Amounts related to such MSR have been pledged in connection with Permitted Servicing Advance Facility Indebtedness;

(m)          with respect to Fannie Mae MSRs, the Fannie Mae Acknowledgment Agreement has been executed by the parties, and the pledge of such Asset is consented to thereunder;

(n)          with respect to Freddie Mac MSRs, (i) either (x) the Initial Freddie Mac Acknowledgment Agreement has been executed by the parties and has not expired pursuant to its terms, or (y) the Freddie Mac Acknowledgment Agreement has been executed by the parties, and (ii) the pledge of such Asset is permitted pursuant to the terms of the Initial Freddie Mac Acknowledgment Agreement or Freddie Mac Acknowledgment Agreement (as applicable); and

(o)          with respect to Ginnie Mae MSRs, either the Ginnie Mae Acknowledgment Agreement has been executed by the parties, or the Ginnie AA Deadline has not yet occurred.

“Environmental Claim” shall mean any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law; or (ii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

“Environmental Laws” shall mean any and all current or future federal or state (or any subdivision of either of them), statutes, ordinances, orders, rules, regulations, judgments, Governmental Authorizations, or any other requirements of Governmental Authorities relating to (i) environmental matters; (ii) the generation, use, storage, transportation or disposal of Hazardous Materials; or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to the Guarantor, the Borrower or any of their Subsidiaries or any Mortgaged Property.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the Closing Date and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

“ERISA Affiliate” shall mean each Person (as defined in Section 3(9) of ERISA), which together with the Borrower is a “single employer” within the meaning of Sections 414(b), (c), (m) or (o) of the Internal Revenue Code or Sections 4001(a)(14) or 4001(b)(1) of ERISA.

“ERISA Event” shall mean (i) that a Reportable Event has occurred with respect to any Single-Employer Plan; (ii) the institution of any steps by the Borrower, the Guarantor, or any ERISA Affiliate, the Pension Benefit Guaranty Corporation or any other Person to terminate any Single-Employer Plan or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Single-Employer Plan; (iii) the institution of any steps by the Borrower, the Guarantor, or any ERISA Affiliate to withdraw from any Multi-Employer Plan or written notification of the Borrower or any ERISA Affiliate concerning the imposition of withdrawal liability; (iv) a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code in connection with any Single-Employer Plan or Multi-Employer Plan; (v) the cessation of operations at a facility of the Borrower or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (vi) with respect to a Single-Employer Plan, a failure to satisfy the minimum funding standard under Section 412 of the Internal Revenue Code or Section 302 of ERISA, whether or not waived; (vii) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to a Single-Employer Plan; (viii) a determination that a Single-Employer Plan is or is expected to be in “at-risk” status (within the meaning of Section 430(i)(4) of the Internal Revenue Code or Section 303(i)(4) of ERISA); (ix) the insolvency of a Multi-Employer Plan, written notification that a Multi-Employer Plan is in “endangered” or “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA), or any failure by the Borrower or any ERISA Affiliate to make any required payment or contribution to a Multi-Employer Plan; or (x) the taking of any action by, or the threatening of the taking of any action by, the IRS, the Department of Labor or the Pension Benefit Guaranty Corporation with respect to any of the foregoing.

“Equity Interests” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

“Escrow Account” shall mean any account established by the Borrower into which it deposits and retains therein all collections from mortgagors of the related mortgage loans for the payment of taxes, assessments, insurance premiums or comparable items for the account of such mortgagors.

“Event of Default” shall mean any of the Events of Default described in Section 6.1.

“Excluded Accounts” shall mean (i) all Related Principal and Interest Custodial Accounts (ii) Escrow Accounts and (iii) any segregated deposit accounts or securities account containing solely deposits that constitute pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation, in each case, to the extent and for so long as the contract or other agreement in which such Lien is granted validly prohibits the creation of any other Lien on such property.

“Excluded Collateral” shall mean (i) all Warehoused Mortgage Loans, all ancillary rights, including Agency Servicing Rights relating to such Warehoused Mortgage Loans, all collection accounts and rights to proceeds relating to such Warehoused Mortgage Loans, all hedge agreements relating to such Warehoused Mortgage Loans, and all purchase agreements relating to such Warehoused Mortgage Loans, in each case, that are subject to such Warehousing Facility with a warehousing party, during such time, but only for such time, as such Warehoused Mortgage Loans are subject to the Warehousing Facility; (ii) all Advance Reimbursement Amounts, servicer advance receivables securing or backing Permitted Servicing Advance Facility Indebtedness, all collection accounts and rights to proceeds relating solely to the securing or backing of Permitted Servicing Advance Facility Indebtedness, and all hedge agreements relating to Permitted Servicing Advance Facility Indebtedness entered into in the ordinary course of business; (iii) any of the Borrower’s or such Subsidiary’s right, title or interest in any lease, permit, license, license agreement, contract or agreement to which the Borrower or such Subsidiary is a party as of the Closing Date or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would, under the express terms of such lease, permit, license, license agreement, contract or agreement on the Closing Date result in a breach of the terms of, or constitute a default under, such lease, permit, license, license agreement, contract or agreement (other than to the extent that (A) any such term has been waived, (B) the consent of the other party to such lease, permit, license, license agreement, contract or agreement has been obtained, or (C) any such term would be rendered ineffective pursuant to Sections 9-406, 9-408, 9-409 of the UCC or other applicable provisions of the UCC of any relevant jurisdiction or any other Applicable Law (including the Bankruptcy Code) or principles of equity); provided, that (x) immediately upon the ineffectiveness, lapse, termination or waiver of any such provision, the Collateral shall include, and the Borrower or the Guarantor shall be deemed to have granted a security interest in, all such right, title and interest as if such provision had never been in effect and (y) the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect the Administrative Agent’s unconditional continuing security interest in and liens upon any rights or interests of the Borrower or the Guarantor in or to (1) the proceeds of, or any monies due or to become due under, any such lease, permit, license, license agreement, contract or agreement (including any Accounts, proceeds of Inventory or Equity Interests), and (2) the proceeds from the sale, license, lease, or other dispositions of any such lease, permit, license, license agreement, contract or agreement; (iv) any intent-to-use United States trademark applications for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office, provided, that, upon such filing and acceptance, such intent-to-use applications shall be included in the definition of Collateral; (v) any Excluded Accounts; and (vi) any fee owned real property and all leasehold property interests (including REO Assets).

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (a) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (b) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or Commitment pursuant to a Law in effect on the date on which (a) such Lender acquires such interest in the Advance or Commitment or (b) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.15, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 2.15(g) and (iv) any withholding Taxes imposed under FATCA.

“Exit Fee” shall have the meaning set forth in the Administrative Agent Fee Letter.

“Fannie Mae” shall mean the Federal National Mortgage Association, its successors and permitted assigns.

“Fannie Mae Acknowledgment Agreement” shall mean the Acknowledgment Agreement to be entered into by and among Fannie Mae, the Borrower and the Administrative Agent on or about the Closing Date, pursuant to which Fannie Mae acknowledges the pledge of the Fannie MSRs under this Agreement.

“Fannie Mae Advance Rate” shall have the meaning set forth in the Agency Fee Letter.

“Fannie Mae Advance Rate Cap” shall have the meaning set forth in the Agency Fee Letter.

“Fannie Mae Agency Guide” shall mean with respect to any Fannie Mae Mortgage Loan, the Fannie Mae Selling Guide and the Fannie Mae Servicing Guide, as amended from time to time, and any related announcements, directives and correspondence issued by Fannie Mae.

“Fannie Mae Contract” shall have the meaning set forth in Section 2.18.

“Fannie Mae Lender Contract” shall mean the Mortgage Selling and Servicing Contract (as mentioned in the Fannie Mae Acknowledgment Agreement), the Fannie Mae Selling Guide (as defined as Selling Guide in the Fannie Mae Acknowledgment Agreement), the Fannie Mae Servicing Guide and all supplemental servicing instructions or directives provided by Fannie Mae, all applicable master agreements, recourse agreements, repurchase agreements, indemnification agreements, loss-sharing agreements, and any other agreements between Fannie Mae and the Borrower, and all as amended, restated or supplemented from time to time (collectively, the “Fannie Mae Lender Contract”), which rights include the right of Fannie Mae to terminate the Fannie Mae Lender Contract with or without cause and the right to sell, or have transferred, the Servicing Rights (as defined in the Fannie Mae Acknowledgment Agreement).

“Fannie Mae Margin Rate” shall have the meaning set forth in the Agency Fee Letter.

“Fannie Mae Mortgage Loan” shall mean the mortgage loans underlying Fannie Mae MSRs, which shall be identified as “Fannie Mae Mortgage Loans” on the Schedule of Assets.

“Fannie Mae MSRs” shall mean MSRs held by the Borrower with respect to Mortgage Loans owned, or that have been securitized in mortgage-backed Securitization transactions guaranteed by, Fannie Mae and pledged to the Administrative Agent, for the benefit of the Lenders, pursuant to this Agreement.

“Fannie Mae Requirements” shall mean the rights and interests of Fannie Mae in and to the Assets arising under the Servicing Contract, Fannie Mae Acknowledgment Agreement, the Fannie Mae Agency Guide, or any other agreement between the Borrower and Fannie Mae.

“Fannie Mae Servicing Guide” shall have the meaning of Servicing Guide as set forth in the Fannie Mae Acknowledgment Agreement.

“FATCA” shall mean Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, and any intergovernmental agreements entered into in connection with the implementation of such sections of the Internal Revenue Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreements, treaty or convention among Governmental Authorities and implementing such sections of the Internal Revenue Code.

“Federal Reserve Bank of New York’s Website” shall mean the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Fee Letter” shall mean the Agency Fee Letter and the Administrative Agent Fee Letter.

“FHA” shall mean The Federal Housing Administration.

“Financial Covenants” shall mean those financial covenants set forth in Section 5.1(a).

“First Amendment Effective Date” shall mean November 27, 2019.

“Freddie AA Trigger Date” shall mean April 30, 2019.

“Freddie AA Trigger Event” shall mean the failure of the parties to execute the Freddie Mac Acknowledgment Agreement by the Freddie AA Trigger Date.

“Freddie AA Trigger Period” shall mean, in the event that a Freddie AA Trigger Event has occurred, the period of time beginning on the Freddie AA Trigger Date and ending on such date that the Freddie Mac Acknowledgment Agreement has been executed by the parties.

“Freddie Mac” shall mean the Federal Home Loan Mortgage Corporation, its successors and permitted assigns.

“Freddie Mac Acknowledgment Agreement” shall mean the Amended and Restated Acknowledgment Agreement to be entered into by and among Freddie Mac, the Borrower and the Administrative Agent, which amends and restates the Initial Freddie Mac Acknowledgment Agreement in its entirety.

“Freddie Mac Advance Rate” shall have the meaning set forth in the Agency Fee Letter.

“Freddie Mac Advance Rate Cap” shall have the meaning set forth in the Agency Fee Letter.

“Freddie Mac Agency Guide” shall mean with respect to any Freddie Mac Mortgage Loan, the Freddie Mac Single-Family Seller/Servicer Guide, as it may be amended from time to time.

“Freddie Mac MSRs” shall mean MSRs held by the Borrower with respect to Mortgage Loans owned, or that have been securitized in mortgage-backed Securitization transactions guaranteed by, Freddie Mac and pledged to the Administrative Agent, for the benefit of the Lenders, pursuant to this Agreement and the Initial Freddie Mac Acknowledgment Agreement or Freddie Mac Acknowledgment Agreement (as applicable).

“Freddie Mac Margin Rate” shall have the meaning set forth in the Agency Fee Letter.

“Freddie Mac Mortgage Loan” shall mean the mortgage loans underlying Freddie Mac MSRs, which shall be identified as “Freddie Mac Mortgage Loans” on the Schedule of Assets.

“Freddie Mac Purchase Documents” has the meaning given to the term “Purchase Documents” in the Freddie Mac Agency Guide.

“Freddie Mac Requirements” shall mean the rights and interests of Freddie Mac in and to the Assets arising under the Servicing Contract, the Initial Freddie Mac Acknowledgment Agreement or Freddie Mac Acknowledgment Agreement (as applicable), the Freddie Mac Agency Guide, or any other agreement between the Borrower and Freddie Mac.

“Freddie Mac Servicing Contract” shall mean collectively, with respect to each Freddie Mac Mortgage Loan, the servicing agreement, the Freddie Mac Agency Guide and the Freddie Mac Purchase Documents.

“Funding Base Deficiency” shall exist with respect to the Borrowing Base on any date on which the aggregate amount of Advances outstanding exceeds the lesser of (a) the Aggregate Commitment ~~and~~plus the Uncommitted Advance Amount on such date and (b) the Borrowing Base.

“Futures Account” shall mean an account, if any, opened in the name of Borrower under an agreement governing futures and options on futures transactions between Borrower and a financial institution to be determined by the Borrower and for which an account control agreement shall be entered into by and among the Borrower, such financial institution and the Administrative Agent, pursuant to which the Administrative Agent shall be granted control (as defined in Section 9-106(b) of the UCC) and the ability to direct such financial institution with respect to permitted withdrawals from the Futures Account following an Event of Default hereunder.

“GAAP” shall mean generally accepted accounting principles as are in effect from time to time and applied on a consistent basis (except for changes in application in which the Borrower’s or Guarantor’s, as applicable, independent certified public accountants and the Administrative Agent reasonably agree) both as to classification of items and amounts.

“Ginnie AA Deadline” shall mean September 30, 2019.

“Ginnie AA Trigger Date” shall mean July 30, 2019.

“Ginnie AA Trigger Event” shall mean the failure of the parties to execute the Ginnie Mae Acknowledgment Agreement by the Ginnie AA Trigger Date.

“Ginnie AA Trigger Period” shall mean, in the event that a Ginnie AA Trigger Event has occurred, the period of time beginning on the Ginnie AA Trigger Date and ending on the earlier of (i) such date that the Ginnie Mae Acknowledgment Agreement has been executed by the parties, and (ii) the Ginnie AA Deadline.

“Ginnie Mae” shall mean the Government National Mortgage Association, its successors and permitted assigns.

“Ginnie Mae Agency Guide” shall mean the Ginnie Mae Mortgage-Backed Securities Guide, Handbook 5500.3, Rev. 1, as amended from time to time, and any related announcements, directives and correspondence issued by Ginnie Mae.

“Ginnie Mae Acknowledgment Agreement” shall mean the Acknowledgment Agreement to be entered into by and among Ginnie Mae, the Borrower and the Administrative Agent, pursuant to which Ginnie Mae acknowledges the terms of this Agreement, and the security interest in Ginnie Mae MSRs being pledged hereunder.

“Ginnie Mae Advance Rate” shall have the meaning set forth in the Agency Fee Letter.

“Ginnie Mae Advance Rate Cap” shall have the meaning set forth in the Agency Fee Letter.

“Ginnie Mae Borrowing Base” shall have the meaning set forth in the Agency Fee Letter.

“Ginnie Mae Concentration Limit” shall have the meaning set forth in the Agency Fee Letter.

“Ginnie Mae Contract” shall have the meaning set forth in Section 2.20.

“Ginnie Mae Margin Rate” shall have the meaning set forth in the Agency Fee Letter.

“Ginnie Mae Mortgage Loans” shall mean the mortgage loans underlying Ginnie Mae MSRs, which shall be identified as “Ginnie Mae Mortgage Loans” on the Schedule of Assets.

“Ginnie Mae MSRs” shall mean MSRs held by the Borrower with respect to Mortgage Loans that have been securitized in mortgage-backed Securitization transactions guaranteed by Ginnie Mae and pledged to the Administrative Agent, for the benefit of the Lenders, pursuant to this Agreement and the Ginnie Mae Acknowledgment Agreement.

“Ginnie Mae Requirements” shall mean the rights and interests of Ginnie Mae under the Ginnie Mae Servicing Contract, the Acknowledgment Agreement, or any other agreement between the Borrower and Ginnie Mae.

“Ginnie Mae Servicing Contract” shall mean the Ginnie Mae Contract as defined in the Ginnie Mae Acknowledgment Agreement.

“GLB Act” has the meaning set forth in Section 10.16(b).

“Governmental Authority” shall mean any national, federal, state, local or other government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

“Governmental Authorization” shall mean any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority.

“GS Bank” shall have the meaning set forth in the introductory paragraph hereof.

“Guarantee” shall mean, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term “Guarantee” shall not include (i) endorsements for collection or deposit in the ordinary course of business, or (ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of a mortgaged property. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms “Guarantee” and “Guaranteed” used as verbs shall have correlative meanings.

“Guaranteed Obligations” shall mean, (i) the Borrower’s obligation to repay the Advances, all accrued interest thereon, all required principal payments, and all other amounts payable by the Borrower to the Lenders pursuant to this Agreement, the Loan Note or any other Transaction Document; (ii) in the event of any proceeding for the collection or enforcement of the Borrower’s indebtedness, obligations or liabilities referred to in clause (i), the expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Administrative Agent of its rights under the Transaction Documents, including without limitation, attorneys’ fees and disbursements and court costs; (iii) all of the Borrower’s indemnity obligations to the Indemnitees pursuant to the Transaction Documents; and (iv) to the extent not otherwise included in (i)-(iii) above, any other Obligations under the Transaction Documents.

“Guarantor” shall have the meaning set forth in the introductory paragraph hereof.

“Guaranty” shall mean the Guarantee of the Guaranteed Obligations pursuant to the terms set forth in Article IX hereof.

“Hazardous Materials” shall mean any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Authorization, (e) which are deemed to constitute a nuisance or a trespass which pose a health or safety hazard to Persons or neighboring properties, (f) which consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

“Hedge Agreement” shall mean any and all master securities forward transaction agreement(s) between Borrower and a financial institution to be determined by the Borrower, as such agreement(s) may be amended, restated or otherwise modified from time to time, or any ISDA agreement entered into by the Borrower and any other financial institution on or after the date of this Agreement that the Borrower and the Administrative Agent agree in writing constitutes a replacement thereto.

“HUD” shall mean the United States Department of Housing and Urban Development or any successor thereto.

“Indebtedness” shall mean, as to any Person at any time, as to any Person, (i) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (ii) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business; (iii) indebtedness of others secured by a Lien on the property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (iv) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (v) Capitalized Lease Obligations of such Person; (vi) obligations of such Person under repurchase agreements or like arrangements; (vii) indebtedness of others guaranteed by such Person; (viii) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; (ix) indebtedness of general partnerships of which such Person is a general partner; and (x) any other indebtedness of such Person by a note, bond, debenture or similar instrument.

“Indemnified Taxes” shall mean (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Transaction Document and (ii) to the extent not otherwise described in clause (i), Other Taxes.

“Indemnitees” shall have the meaning set forth in Section 10.5.

“Initial Acknowledgment Agreement” shall mean the Initial Freddie Mac Acknowledgment Agreement.

“Initial Freddie Mac Acknowledgment Agreement” shall mean that certain Acknowledgment Agreement entered into by and among Freddie Mac, the Borrower and the Administrative Agent, on or about the Closing Date, pursuant to which Freddie Mac acknowledges the terms of this Agreement, and the Freddie Mac MSRs being pledged hereunder.

“Insolvency Event” shall mean, with respect to any Person:

(i)         the commencement of: (a) a voluntary case by such Person under the Bankruptcy Code or (b) the seeking of relief by such Person under other debtor relief Laws in any jurisdiction outside of the United States;

(ii)        the commencement of an involuntary case against such Person under the Bankruptcy Code (or other debtor relief Laws) and the petition is not controverted or dismissed within [***] after commencement of the case;

(iii)       a custodian (as defined in the Bankruptcy Code) (or equal term under any other debtor relief Law) is appointed for, or takes charge of, all or substantially all of the property of such Person;

(iv)       such Person commences (including by way of applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian, trustee, conservator or liquidator (or any equal term under any other debtor relief Laws) (collectively, a “conservator”) of such Person or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to such Person;

(v)        such Person is adjudicated by a court of competent jurisdiction to be insolvent or bankrupt;

(vi)       any order of relief or other order approving any such case or proceeding referred to in clauses (i) or (ii) above is entered;

(vii)      such Person suffers any appointment of any conservator or the like for it or any substantial part of its property that continues undischarged or unstayed for a period of [***]; or

(viii)     such Person makes a compromise, arrangement or assignment for the benefit of creditors or generally does not pay its debts as such debts become due.

“Interest Accrual Period” shall mean for each Monthly Payment Date, the calendar month preceding the month in which such Monthly Payment Date occurs; provided, however, that with respect to the first Monthly Payment Date, the Interest Accrual Period shall be the period from and including the Closing Date to the end of the calendar month preceding such Monthly Payment Date.

“Interest Distribution Amount” shall mean for each Loan Note on any Monthly Payment Date, an amount equal to (A) the Cost of Funds for the related Interest Accrual Period with respect to each Lender, as such amount is reported to the Borrower by the Administrative Agent, and (B) any unpaid Interest Distribution Amounts from prior Monthly Payment Dates plus, to the extent permitted by law, interest thereon at the Cost of Funds Rate for the related Interest Accrual Period.

“Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, or any successor statute, and the rules and regulations thereunder, as the same are from time to time in effect.

“Investment” shall mean (i) any direct or indirect purchase or other acquisition by the Borrower, the Guarantor, or any of their Subsidiaries of, or of a beneficial interest in, any of the Securities of any other Person (other than the Borrower or any Subsidiary); (ii) any direct or indirect loan, advance (other than mortgage loans in the ordinary course of business, warehouse loans secured by mortgage loans and related assets, advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contributions by the Borrower, the Guarantor, or any of their Subsidiaries to any other Person (other than the Borrower or any Subsidiary), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business, (iii) all investments consisting of any exchange traded or over the counter derivative transaction, including any Derivatives Contract, whether entered into for hedging or speculative purposes, and (iv) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of any Person. The amount of any Investment of the type described in clauses (i), (ii) and (iv) shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

“IRS” shall mean the Internal Revenue Service of the United States of America.

“Law” shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, guideline, judgment, injunction, writ, decree or award of any Governmental Authority.

“Lenders” shall have the meaning set forth in the introductory paragraph hereof.

“LIBOR” shall mean, for any Interest Accrual Period, an interest rate per annum equal to the rate appearing on the applicable Bloomberg screen page (the “Service”) (or on any successor or substitute page of the Service providing rate quotations comparable to those currently provided on such page of the Service, as reasonably determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to U.S. Dollar deposits in the London interbank market) at approximately 11:00 A.M., London time, on the date two (2) Business Days preceding the commencement of such Interest Accrual Period, as the rate for U.S. Dollar deposits with a maturity of three (3) months; provided that LIBOR for the initial Monthly Payment Date shall be two (2) Business Days prior to the Closing Date; provided, further, that if at any time LIBOR shall be less than [***], then LIBOR shall be deemed to be [***] at such time.

“LIBOR Unavailability Notice” shall have the meaning set forth in Section 2.11(f)(i).

“Lien” shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

“Loan Note” shall mean each Loan Note of the Borrower in the form of Exhibit C attached hereto, payable to ~~the order of~~ a Lender~~, in the aggregate face amount of up to such Lender’s Commitment~~.

“Majority Lenders” shall mean, as of any date of determination, ~~the~~ Lenders (other than Defaulting Lenders) ~~that have made Advances with an outstanding principal balance in excess of fifty percent (50%) of the aggregate principal balance of all the Advances outstanding hereunder~~having Applicable Percentages of more than 50%.

“Margin Rate” shall mean the Fannie Mae Margin Rate, the Freddie Mac Margin Rate, or the Ginnie Mae Margin Rate, as applicable.

“Margin Stock” shall have the meaning set forth in Regulation U.

“Material Adverse Change” shall mean the occurrence of an event or a change in circumstances that had or is reasonably likely to have a Material Adverse Effect.

“Material Adverse Effect” shall mean, any event or circumstance having a material adverse effect on any of the following: (i) the business, property, assets, operations or financial condition of the Borrower or the Guarantor, taken as a whole, (ii) the ability of the Borrower or the Guarantor to perform its respective obligations under the Transaction Documents, (iii) the validity or enforceability of this Agreement or any other Transaction Document to which the Borrower or the Guarantor is a party, or (iv) the existence, perfection, priority or enforceability of the Administrative Agent’s security interest in a material portion of the Collateral.

“Material Debt Facility” shall have the meaning set forth in Section 6.1(j).

“Maturity Date” shall mean the Monthly Payment Date that occurs on the twelfth (12th) month following the Availability Period End Date.

“Maximum Fannie/Freddie DQ Rate” shall mean [***].

“Maximum Ginnie DQ Rate” shall mean [***].

“Minimum Haircut Trigger Event” shall exist at any time that (i) the sum of (1) the product of the most recently determined Administrative Agent Fannie Mae Market Value Percentage and the aggregate unpaid principal balance of the Mortgage Loans related to the Fannie Mae MSRs, (2) the product of the most recently determined Administrative Agent Freddie Mac Market Value Percentage and the aggregate unpaid principal balance of the Mortgage Loans related to the Freddie Mac MSRs, and (3) the product of the most recently determined Administrative Agent Ginnie Mae Market Value Percentage and the aggregate unpaid principal balance of the Mortgage Loans related to the Ginnie Mae MSRs; less (ii) the outstanding Advances hereunder, does not exceed (iii) [***] of the aggregate unpaid principal balance of the Mortgage Loans related to the Fannie Mae MSRs, Freddie Mac MSRs, and Ginnie Mae MSRs (as reflected in the most recently delivered Monthly Report), calculated as set forth on Schedule V hereto.

“Minimum Liquidity Amount” shall have the meaning set forth in Section 5.1(a)(i).

“Monthly Payment Date” shall mean the 20th day of each calendar month or, if such 20th day is not a Business Day, the next succeeding Business Day, commencing March 20, 2019.

“Monthly Report” shall have the meaning set forth in Section 5.1(bb).

[***]

“Mortgage Loan” shall mean the mortgage loans underlying each Asset, which shall be listed on the Schedule of Assets.

“Mortgaged Property” shall mean the real property (including all improvements, buildings, fixtures and building equipment thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the related Mortgage Loan.

“MSR Collateral” shall have the meaning set forth in Section 2.17.

“MSRs” shall mean mortgage servicing rights, excluding any rights to Advance Reimbursement Amounts, of the Borrower with respect to Mortgage Loans owned, or that have been securitized in mortgage-backed Securitization transactions guaranteed by, any Agency, provided that with respect to Freddie Mac MSRs, “MSRs” means the indivisible, conditional, non-delegable right and obligation of Servicer to service the Mortgage Loans for and on behalf of Freddie Mac.

“Multi-Employer Plan” shall mean a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which the Borrower or any of its ERISA Affiliates has contributed, or has been obligated to contribute.

“Nationally Recognized Accounting Firm” shall mean (A) any of PricewaterhouseCoopers LLP, Ernst & Young LLP, KPMG LLC, Deloitte LLP, BDO USA LLC and any successors to any such firm and (B) any other public accounting firm designated by the Borrower and approved by the Administrative Agent, such approval not to be unreasonably withheld or delayed.

“NHA” shall mean the National Housing Act.

“Non-Usage Fee” shall have the meaning set forth in Section 2.5(a).

“Non-Usage Fee Percentage” shall have the meaning set forth in the Agency Fee Letter.

“Notice of Borrowing” shall have the meaning set forth in Section 2.4(a).

“Obligations” shall mean and include, with respect to the Borrower, all loans, advances, debts, liabilities, obligations, covenants and duties owing to the Administrative Agent, any Lender or any other Person by the Borrower of any kind or nature, present or future, arising under this Agreement, the Loan Notes or any of the other Transaction Documents, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising. The term includes the principal amount of all Advances, together with interest, charges, expenses, fees and expenses chargeable to the Borrower pursuant to this Agreement or any other Transaction Document.

“OFAC” shall have the meaning set forth in Section 4.1(w).

“Optional Prepayment” shall have the meaning set forth in Section 2.10.

“Optional Prepayment Amount” shall have the meaning set forth in Section 2.10.

“Original Credit Agreement” shall have the meaning set forth in the Recitals.

“Original Lenders” shall have the meaning set forth in the Recitals.

“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Asset or Transaction Document).

“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

“Participant” shall have the meaning set forth in Section 10.8.

“Participant Register” shall have the meaning set forth in Section 10.8.

“Patriot Act” shall have the meaning set forth in Section 10.19.

“Permitted Collateral Liens” shall mean: (i) the security interest granted hereunder in favor of the Administrative Agent; (ii) interests of any Agency in the Collateral which are pursuant and/or subject to the Agency Guides, Servicing Contracts and/or the Initial Acknowledgment Agreement or Acknowledgment Agreements (as applicable); (iii) banker’s Liens in the nature of rights of setoff arising in the ordinary course of business of the Borrower or the Guarantor, as applicable; (iv) Liens for Taxes (x) not yet due and payable or (y) that are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP; (v) Liens securing judgments not constituting an Event of Default under Section 6.1(f); (vi) Liens on Excluded Collateral of the type described in clause (i) of such definition securing any Permitted Warehouse Financing; (vii) Liens on Excluded Collateral of the type described in clause (ii) of such definition relating to any Permitted Servicing Advance Facility Indebtedness; (viii) Liens described on Schedule 5.2(a); provided that any such Liens shall only secure the Indebtedness that it secured on the Closing Date and an permitted refinancing thereof; (ix) purchase money Liens on equipment acquired or held by the Borrower or a Subsidiary in the ordinary course of its business to secure Permitted Purchase Money Indebtedness so long as such Lien only (a) attaches to such property and (b) secures the Indebtedness that was incurred to acquire such property or any permitted refinancing in respect thereof; (x) deposits and pledges of cash securing (a) obligations incurred in respect of workers’ compensation, unemployment insurance or other forms of governmental insurance or benefits, (b) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations or (c) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are made or otherwise arise in the ordinary course of business and secure obligations not past due; (xi) Liens of landlords and mortgagees of landlords (a) arising by statute or under any lease or related contractual obligation entered into in the ordinary course of business, (b) on fixtures and movable tangible property located on the real property leased or subleased from such landlord, (c) for amounts not yet due or that are being contested in good faith by appropriate proceedings diligently conducted and (d) for which adequate reserves or other appropriate provisions are maintained on the books of such Person in accordance with GAAP; (xii) the title and interest of a lessor or sublessor in and to property leased or subleased (other than through a Capitalized Lease Obligation in the ordinary course of business), in each case extending only to such property; (xiii) Liens that are customary contractual rights of setoff relating to pooled deposit or sweep accounts of any of the Borrower, the Guarantor, or any of their respective Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business; (xiv) following execution of Acknowledgment Agreements with all Agencies, other Liens securing Indebtedness or other obligations in an aggregate principal amount not to exceed [***] which (a) are not on assets included in the Borrowing Base, and (b) are subordinated to the Liens securing the Obligations created pursuant to the terms of this Agreement on terms reasonably acceptable to the Administrative Agent; (xv) easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions, matters which would be disclosed by an accurate survey or inspection of any real property and other, similar encumbrances and minor title defects affecting real property that do not in the aggregate materially interfere with the ordinary conduct of the business of the Borrower, the Guarantor, or any of their respective Subsidiaries; (xvi) statutory or common law Liens of warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens arising in the ordinary course of business securing obligations that are not overdue by more than 90 days or that are being contested in good faith by appropriate proceedings, and in respect of which, if applicable, the Borrower, the Guarantor, or any of their respective Subsidiaries shall have set aside on its books reserves in accordance with GAAP; and (xvii) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business in an aggregate amount at any time not to exceed [***] provided that any such leases, licenses, subleases or sublicenses do not (x) interfere in any material respect with the business of the Borrower, the Guarantor, or any of their respective Subsidiaries or (y) secure any Indebtedness.

“Permitted Disposition” shall mean (i) subject to Section 2.10, sales of Agency Servicing Rights (including sales of delinquent Agency Servicing Rights); (ii) Dispositions of Mortgage Loans and other assets in the ordinary course of business on market terms; provided that no less than [***] the consideration received for such assets shall be paid in cash; (iii) Subject to Section 2.10 (to the extent relating to any Assets), Dispositions of Collateral to the extent required by any Agency if the failure to comply with such requirement could result in the loss of eligibility to service Mortgage Loans for the related Agency; (iv) any involuntary loss, damage or destruction of property; (v) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property; (vi) Dispositions of obsolete or worn-out equipment in the ordinary course of business; (vii)

Dispositions in connection with a Warehousing Facility or Permitted Servicing Advance Facility Indebtedness; (viii) Dispositions pursuant to the Asset Management Strategy and (ix) other Dispositions of assets as long as the value of the assets Disposed does not exceed [***] in any fiscal year.

“Permitted Holders” shall mean Stone Point Capital LLC and/or its Affiliates.

“Permitted Indebtedness” shall mean (i) any Indebtedness owing to the Administrative Agent or any Lender under this Agreement and the other ~~Loan~~Transaction Documents, (ii) existing Indebtedness and any permitted refinancing of such Indebtedness; provided that such Indebtedness shall be listed on Schedule 4.1(q) if such Indebtedness is borrowed money, or the aggregate principal amount of such Indebtedness exceeds [***] (iii) Permitted Purchase Money Indebtedness and any permitted refinancing in respect of such Indebtedness, (iv) Indebtedness in connection with any Permitted Warehouse Financing, (v) Permitted Servicing Advance Facility Indebtedness, (vi) Indebtedness under Hedge Agreements that are incurred for the bona fide purpose of hedging the interest rate, commodity, or foreign currency risks associated with the Borrower’s or a Subsidiary’s operations and not for speculative purposes, (vii) Indebtedness in the form of Capitalized Lease Obligations and Equipment and/or loans to finance Capital Expenditures, (viii) cash management obligations and Indebtedness incurred by the Borrower or any Subsidiary in respect of netting services, overdraft protections, commercial credit cards and treasury management services, automated clearing-house arrangements, employee credit card programs, controlled disbursement, ACH transactions, return items, interstate deposit network services, dealer incentive, in each case entered into in the ordinary course of business in connection with cash management, (ix) Indebtedness between ~~or among Loan Parties~~the Borrower and the Guarantor, (x) intercompany Indebtedness among Persons not a party to this Agreement, (xi) following execution of Acknowledgment Agreements with all Agencies, intercompany Indebtedness between the Borrower, the Guarantor, or their respective Subsidiaries and any Person not a party to this Agreement in an aggregate outstanding amount not to exceed [***] as long as such Indebtedness cannot be repaid prior to payments due under this Agreement upon the occurrence and continuation of an Event of Default (and such Indebtedness is subordinated to the Liens securing the Obligations created pursuant to the terms of this Agreement on terms reasonably acceptable to the Administrative Agent) and (xii) following execution of Acknowledgment Agreements with all Agencies, unsecured Indebtedness in an aggregate principal amount not to exceed [***] as long as such unsecured Indebtedness cannot be repaid prior to payments due under this Agreement upon the occurrence and continuation of an Event of Default.

“Permitted MSR Collateral Liens” shall mean: (i) the security interest granted hereunder in favor of the Administrative Agent; (ii) interests of any Agency in the Collateral which are pursuant and/or subject to the Servicing Contract and/or the Initial Acknowledgment Agreement or Acknowledgment Agreement (as applicable); (iii) banker’s Liens in the nature of rights of setoff arising in the ordinary course of business of the Borrower or the Guarantor, as applicable; (iv) Liens for Taxes not yet due and payable; (v) Liens securing judgments not constituting an Event of Default under Section 6.1(f) that are, expressly or by operation of law, subordinate to the Administrative Agent’s Lien; and (vi) Liens securing Permitted Servicing Advance Facility Indebtedness.

“Permitted Purchase Money Indebtedness” shall mean, as of any date of determination, Indebtedness (other than the Obligations, but including Capitalized Lease Obligations) incurred to finance the acquisition of any fixed assets secured by a Lien permitted under clause (ix) of the definition of “Permitted Collateral Liens”; provided, that (a) such Indebtedness is incurred within 20 days after such acquisition, (b) such Indebtedness when incurred shall not exceed the purchase price of the asset financed and (c) the aggregate principal amount of all such Indebtedness shall not exceed [***] at any time outstanding.

“Permitted Servicing Advance Facility Indebtedness” shall mean any Indebtedness of the Borrower incurred under a Servicing Advance Facility.

“Permitted Warehouse Financing” shall mean any warehouse, purchase, repurchase, participation or other similar financing transaction (including any new or existing early buyout line) whereby the warehousing party extends a facility to the Borrower or any Subsidiary to finance the funding or acquisition of mortgage loans, on an interim basis, pending the repurchase of such mortgage loans by the Borrower or such Subsidiary or the subsequent sale and delivery of such mortgage loans, or interests therein, to a third party investor or through a mortgage backed security, which facility is secured by such mortgage loans, or interest therein, or through purchase of such mortgage loans, or interests therein, from the Borrower or such Subsidiary by such warehousing party, but only for such time as such mortgage loan remains financed under such Permitted Warehouse Financing, and which financing is made on prevailing market terms, including with respect to advance rates, financial covenants, and interest rates.

“Person” shall mean any individual, corporation (including a business trust), partnership, limited liability company, joint-stock company, trust, unincorporated organization or association, joint venture, government or political subdivision or agency thereof, or any other entity.

“Pool” means a group of Mortgage Loans, which are the security for a mortgage-backed security issued or guaranteed by an Agency.

“Portfolio” shall mean, with respect to any Agency, all of the Mortgage Loans owned by such Agency and serviced by the Borrower pursuant to the terms of the related Servicing Contract.

“Portfolio Delinquency Rate” means, as of any date of determination, the ratio of (i) the unpaid principal balance of all residential mortgage loans which are serviced by the Borrower for any Agency that have monthly payments that are 60 days or more past due (calculated in accordance with the relevant Agency delinquency calculation methodology) to (ii) the unpaid principal balance of all residential mortgage loans which are serviced by the Borrower for any Agency, in each case, as of the last calendar day of the immediately preceding month.

“Portfolio Hedges” shall mean (i) transactions entered into pursuant to a Hedge Agreement, if any; (ii) transactions entered into in the Futures Account, if any; and (iii) such other transactions as Administrative Agent and Borrower may agree constitute Portfolio Hedges;

provided, however, that the term “Portfolio Hedges” shall not include any of the foregoing to the extent such is subject to netting or set-off provisions pursuant to transactions referenced as Excluded Collateral.

“Potential Event of Default” shall mean any occurrence or event that, with the giving of notice, the passage of time or both, would constitute an Event of Default.

“Prepayment Premium” shall have the meaning set forth in the Agency Fee Letter.

“Proceeding” shall mean any claim, litigation, investigation or proceeding.

“Proceeds” shall mean “proceeds” as defined in Section 9-102(a)(64) of the UCC.

“Recipient” shall mean the Administrative Agent, the Lenders or any other recipient of any payment to be made by or on account of any obligation of the Borrower or the Guarantor under this Agreement or any other Transaction Document.

“Records” shall mean all instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by the Borrower, or any other person or entity with respect to the Assets.

“Redemption Date” shall have the meaning set forth in Section 10.8.

“Register” shall have the meaning set forth in Section 10.8.

“Related Parties” shall mean, with respect to any Person, such Person’s Affiliates and the directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Related Principal and Interest Custodial Accounts” means all principal and interest custodial accounts (other than the Collection Account) maintained in the ordinary course of business by the Borrower that relate solely to any Mortgage Loan or Pool that (I)(a) is subject to a Permitted Warehouse Financing, (b) maintained in accordance with an applicable Servicing Contract, or (iii) maintained in connection with the servicing of third party mortgage loans, and (II)   do not have deposited therein, with respect to any Assets, any servicing fees or subservicing fees (other than retained yield, Ancillary Income and, after the occurrence of an Event of Default, the applicable Base Servicing Fee) that the Borrower as servicer is entitled to receive free and clear of all Ginnie Mae rights and other restrictions on transfer under applicable Ginnie Mae guidelines, pursuant to the Servicing Contracts.

“Related Security” shall mean with respect to any Asset, (a) all security interests or Liens and property subject thereto from time to time, if any, purporting to secure payment of such Asset, whether pursuant to the Servicing Contract related to such Asset or otherwise, together with all financing statements covering any collateral securing such Asset; (b) all guarantees, indemnities, letters of credit, insurance or other agreements or arrangements of any kind from time to time supporting or securing payment of such Asset whether pursuant to the

Servicing Contract related to such Asset or otherwise; and (c) any and all Proceeds of the foregoing.

“Relevant Governmental Body” shall mean the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“REO Assets” shall mean any real property owned by any Person and acquired as a result of the foreclosure or other enforcement of a lien on such asset securing a Mortgage Loan.

“Reportable Event” shall mean a reportable event as defined in Section 4043 of ERISA and the regulations issued under such Section, with respect to a Single Employer Plan, excluding, however, such events as to which the Pension Benefit Guaranty Corporation by regulation or by public notice waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event.

“Responsible Officer” shall mean, with respect to any corporation, limited liability company or partnership, the chief executive officer, chief financial officer, any executive vice president or any senior vice president (the duties of which vice president include the administration of this Agreement, the Transaction Documents or the transactions contemplated hereby or thereby), and the treasurer.

“Schedule of Assets” shall mean the schedule of Assets attached to each Notice of Borrowing that meet the criteria of an Eligible Asset and which includes identifying information relating to such Assets as agreed to between the Borrower and the Administrative Agent, which schedule may be updated from time to time in accordance with the terms of this Agreement.

“Schedule of Ineligible Assets” shall mean the schedule of Assets attached to each Notice of Borrowing that do not meet the criteria of an Eligible Asset, which schedule may be updated from time to time in accordance with the terms of this Agreement.

“Secured Parties” shall mean the Administrative Agent and each Lender.

“Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Securitization” shall mean a public or private transfer, sale or financing of (i) Servicer Advances or MSRs, (ii) mortgage loans, (iii) installment contracts, (iv) deferred servicing fees; (v) other loans and related assets, and/or (vi) any other assets capable of being securitized, (clauses (i) – (vi) above, collectively, the “Securitization Assets”) by which the

Borrower, the Guarantor, or any of their Subsidiaries directly or indirectly securitizes a pool of specified Securitization Assets including, without limitation, any such transaction involving the sale of specified Servicer Advances or mortgage loans to a Securitization Entity.

“Securitization Assets” shall have meaning specified in the definition of “Securitization.”

“Securitization Entity” shall mean (i) any Person other than the Borrower or the Guarantor (whether or not a Subsidiary of the Borrower or the Guarantor) established for the purpose of issuing asset-backed or mortgaged-backed or mortgage pass-through securities of any kind (including collateralized mortgage obligations and net interest margin securities), (ii) any special purpose Subsidiary established for the purpose of selling, depositing or contributing Securitization Assets into a Person described in clause (i) or holding securities in any related Securitization Entity, regardless of whether such person is an issuer of securities; provided that such Person is not an obligor with respect to any Indebtedness of the Borrower, the Guarantor, or any Subsidiary and (iii) any special purpose Subsidiary of the Borrower or the Guarantor formed exclusively for the purpose of satisfying the requirements of Credit Enhancement Agreements and regardless of whether such Subsidiary is an issuer of securities; provided that such Person is not an obligor with respect to any Indebtedness of the Borrower, the Guarantor, or any of their Subsidiaries other than under Credit Enhancement Agreements.

“Servicer Advance” shall mean advances made or required to be made by the Borrower or any of its Subsidiaries in its capacity as servicer under a Servicing Contract to fund principal, interest, escrow, foreclosure, insurance, tax or other payments or advances when the obligor on the underlying Mortgage Loan is delinquent in making payments on such receivable; to enforce remedies, manage and liquidate REO Assets; or that the Borrower or any of its Subsidiaries otherwise advances in its capacity as servicer under such Servicing Contract.

“Servicer Termination Event” shall mean any default, event of default or similar occurrence under the terms of a Servicing Contract, pursuant to which the Borrower may be terminated in its capacity as servicer in accordance with and pursuant to the terms of such Servicing Contract.

“Servicing Advance Facility” shall mean any funding arrangement with a lender, lenders or an indenture trustee, acting on behalf of noteholders, secured by the right to be reimbursed for Servicer Advances made by the Borrower or a special purpose subsidiary of the Borrower as servicer under one or more Servicing Contracts under which financing advances are made to the Borrower based on such advance reimbursement rights (whether or not covered by an Acknowledgment Agreement).

“Servicing Contract” shall mean each of the Fannie Mae Lender Contract, the Freddie Mac Servicing Contract, and the Ginnie Mae Servicing Contract, as applicable.

“Servicing Fee” shall mean, with respect to any Mortgage Loan, the aggregate monthly fee payable to the Borrower in servicing such Mortgage Loan pursuant to the related Servicing Contract, not including any Ancillary Income.

“Single-Employer Plan” shall mean any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multi-Employer Plan, that is subject to Title IV of ERISA or Section 412 of the Internal Revenue Code and is sponsored or maintained by the Borrower or any ERISA Affiliate or for which the Borrower or any ERISA Affiliate may have or have had liability within five (5) plan years preceding the date of this Agreement by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

“SOFR” with respect to any day shall mean the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“Specified Contribution” shall have the meaning assigned to such term in Section 6.3.

“Stone Point” shall mean Trident VI, L.P., Trident VI Parallel Fund L.P., Trident VI DE Parallel Fund, L.P. or Trident VI Professionals Fund, L.P.

“Subsidiary” shall mean, with respect to any Person at any time, (i) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding Capital Stock or shares of beneficial interest normally entitled to vote for the election of one or more directors, managers or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s subsidiaries, or any partnership of which such Person or any of such Peron’s Subsidiaries is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person’s subsidiaries and (ii) any corporation, trust, partnership or other entity which is Controlled or capable of being Controlled by such Person or one or more of such Person’s subsidiaries.

“Supermajority Lenders” shall mean, as of any date of determination, ~~the~~ Lenders (other than Defaulting Lenders) ~~that have made Advances with an outstanding principal balance in excess of sixty-six and two thirds percent (66 2/3%) of the aggregate principal balance of all the Advances outstanding hereunder~~ having Applicable Percentages of more than 66 2/3%.

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, and including any interest, additions to tax or penalties applicable thereto.

“Term SOFR” shall mean the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Transactions” shall mean, collectively, the transactions to occur on or prior to the Closing Date and thereafter on each Borrowing Date pursuant to the Transaction Documents,

including (a) the execution, delivery and performance of the Transaction Documents and the Advances hereunder and (b) the payment of all fees and expenses due and owing in connection with the foregoing.

“Transaction Documents” shall mean this Agreement, the Loan Notes, the Fee Letters, the Account Control Agreement, the Initial Acknowledgment Agreement, the Acknowledgment Agreements, and any other agreements, instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time hereafter in accordance herewith or therewith, and “Transaction Document” shall mean any of the Transaction Documents.

“Trigger Event” shall mean the occurrence and continuation of any of the following:

(i)             The average of the three (3) most recent monthly Portfolio Delinquency Rates with respect to the Borrower’s servicing portfolio relating to Fannie Mae and Freddie Mac is greater than the Maximum Fannie/Freddie DQ Rate;

(ii)            The average of the three (3) most recent monthly Portfolio Delinquency Rates with respect to the Borrower’s servicing portfolio relating to Ginnie Mae is greater than the Maximum Ginnie DQ Rate; or

(iii)           Two year “compare ratio” assigned to the Borrower by FHA under its “Neighborhood Watch” program exceeds [***];

provided that the Trigger Event shall be deemed to be cured if (a) in the case of (i) and (ii) above, the foregoing delinquency rates returning and remaining below the specified Maximum Rate for a period of [***] and (b) in the case of (iii) above during any period when clause (iii) is applicable, immediately upon the foregoing “compare ratio” decreasing below [***]; provided further that in no event will such Trigger Event be deemed to have been satisfied at any time when an Event of Default shall have occurred and be continuing.

“UCC” shall mean the Uniform Commercial Code as from time to time in effect in any applicable jurisdiction.

“Unadjusted Benchmark Replacement” shall mean the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“Uncommitted Amount” means [***].

“Uncommitted Advance Amount” means, as of any date, the amount of Advances outstanding in excess of the Aggregate Commitment.

“United States” shall mean the United States of America.

“Unused Portion” shall mean, with respect to a Lender’s Commitment as of any day, the excess, if any, of (x) the Commitment of such Lender as of 5:00 P.M. (New York City time) on such day, over (y) the sum of the aggregate outstanding principal balance of the Advances of such Lender as of 5:00 P.M. (New York City time) on such day.

“Upfront Fee” shall have the meaning set forth in the Administrative Agent Fee Letter.

“U.S. Person” shall mean any Person who is a U.S. person within the meaning of Section 7701(a)(30) of the Internal Revenue Code.

“U.S. Tax Compliance Certificate” shall have the meaning set forth in Section 2.15(G)(ii)(B)(3).

“VA” shall mean the U.S. Department of Veterans Affairs.

“Valuation Agent” shall mean the valuation service providers identified on Schedule III hereto, as may be amended from time to time by the Administrative Agent, the Borrower and the Majority Lenders.

“Valuation Agent Asset Value” shall mean, as of any date of determination, the sum of (i) the Valuation Agent Fannie Mae Asset Value, (ii) the Valuation Agent Freddie Mac Asset Value, and (iii) the Valuation Agent Ginnie Mae Asset Value.

“Valuation Agent Fannie Mae Asset Value” shall mean, as of any date of determination, the product of (i) the Fannie Mae Advance Rate, (ii) the Valuation Agent Fannie Mae Market Value Percentage, and (iii) the aggregate unpaid principal balance of the Mortgage Loans related to the Fannie Mae MSRs.

“Valuation Agent Fannie Mae Market Value Percentage” shall mean, with respect to any Fannie Mae MSR as of any date of determination, the percentage to be applied to the unpaid principal balance of the applicable Mortgage Loans, to arrive at the fair market value of such Fannie Mae MSR, as most recently determined by a Valuation Agent in accordance with Section 2.6, provided that, in no event shall the Valuation Agent Fannie Mae Market Value Percentage be greater than (i) an amount equal to the market value thereof implying a discount rate which is the sum of the 5 Year Swap Rate and [***] (if using a static model), or (ii) the market value thereof implying a zero option-adjusted spread.

“Valuation Agent Freddie Mac Asset Value” shall mean, as of any date of determination, the product of (i) the Freddie Mac Advance Rate, (ii) the Valuation Agent Freddie Mac Market Value Percentage, and (iii) the aggregate unpaid principal balance of the Mortgage Loans related to the Freddie Mac MSRs.

“Valuation Agent Freddie Mac Market Value Percentage” shall mean, with respect to any Freddie Mac MSR as of any date of determination, the percentage to be applied to the unpaid principal balance of the applicable Mortgage Loans, to arrive at the fair market value of such Freddie Mac MSR, as most recently determined by a Valuation Agent in accordance with Section 2.6, provided that, in no event shall the Valuation Agent Freddie Mac Market Value Percentage be greater than (i) an amount equal to the market value thereof implying a discount rate which is the sum of the 5 Year Swap Rate and [***] (if using a static model), or (ii) the market value thereof implying a zero option-adjusted spread.

“Valuation Agent Ginnie Mae Asset Value” shall mean, as of any date of determination, the product of (i) the Ginnie Mae Advance Rate, (ii) the Valuation Agent Ginnie Mae Market Value Percentage, and (iii) the aggregate unpaid principal balance of the Mortgage Loans related to the Ginnie Mae MSRs.

“Valuation Agent Ginnie Mae Market Value Percentage” shall mean, with respect to any Ginnie Mae MSR as of any date of determination, the percentage to be applied to the unpaid principal balance of the applicable Mortgage Loans, to arrive at the fair market value of such Ginnie Mae MSR, as most recently determined by a Valuation Agent in accordance with Section 2.6, provided that, in no event shall the Valuation Agent Ginnie Mae Market Value Percentage be greater than (i) an amount equal to the market value thereof implying a discount rate which is the sum of the 5 Year Swap Rate and [***] (if using a static model), or (ii) the market value thereof implying a zero option-adjusted spread.

“Valuation Agent Market Value Percentage” means the Valuation Agent Fannie Mae Market Value Percentage, the Valuation Agent Freddie Mac Market Value Percentage, or the Valuation Agent Ginnie Mae Market Value Percentage, as applicable.

“Warehoused Mortgage Loans” shall mean Mortgage Loans which have been pledged to or purchased by a warehousing party or in which the warehousing party has acquired a participation interest pursuant to a Permitted Warehouse Financing.

Section 1.2       Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each means “to but excluding” and the word “through” means “through and including.”

Section 1.3       Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (A) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth therein), (B) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (C) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (D) all references herein to Sections, Schedules and Exhibits shall be construed to refer to Sections of, and Schedules and Exhibits to, this Agreement, (E) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real property, tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and interests in any of the foregoing, (F) any reference to a statute, rule or regulation is to that statute, rule or regulation as now enacted or as the same may from time to time be amended, re-enacted or expressly replaced, (G)    “or” is not exclusive, and (H) capitalized terms used herein and not defined, but which are defined in the Agency Fee Letter or the Administrative Agent Fee Letter shall have the meaning specified in such Fee Letter.

Section 1.4       Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited financial statements, except as otherwise specifically prescribed herein; provided that if the Borrower notifies the Administrative Agent that the Borrower or the Guarantor wishes to amend any Financial Covenant to eliminate the effect of any change in GAAP on the operation of such covenant, then the Borrower’s or Guarantor’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower or Guarantor, as applicable, and the Administrative Agent.

ARTICLE II~~ARTICLE II~~

AMOUNTS AND TERMS OF THE ADVANCES

Section 2.1       Establishment of the Credit Facility. On the Closing Date, and subject to and upon the terms and conditions set forth in this Agreement and the other Transaction Documents, the Administrative Agent and the Lenders agree to establish the credit facility set forth in this Agreement for the benefit of the Borrower.

Section 2.2      The Advances. (a) Upon the terms and subject to the conditions hereinafter set forth, the Lenders, severally but not jointly, shall from time to time during the Availability Period, make loans to the Borrower on a revolving basis that are secured by the Collateral. Each such Advance shall be made by a Lender in respect of its revolving Commitment; provided, however, that no such Advance shall cause (i) a Borrowing Base Deficiency or a Funding Base Deficiency; (ii) the aggregate outstanding principal balance of the Advances to exceed the Aggregate Commitment except as permitted under Section 2.2(b) below; (iii) with respect to any Lender, to exceed such Lender’s Commitment; or (~~iii~~iv) following the Closing Date and the initial Advance, [***] or more of the Aggregate Commitment to be drawn in any rolling thirty (30) day period, unless otherwise agreed by the Administrative Agent. Within the limits of each Lender’s Commitment, ~~any Advances~~to the extent the aggregate outstanding principal balance of any Advance is prepaid, such amount may be reborrowed under this Section 2.2~~.~~2.2(a).

(b)            To the extent any Notice of Borrowing requests Advances, the making of which would cause the aggregate amount of Advances to be in excess of the Aggregate Commitment on the relevant Borrowing Date, upon the terms and subject to the conditions hereinafter set forth, each Lender may, in its sole and absolute discretion, from time to time during the Availability Period, with respect to the amount of such requested Advances that would cause the aggregate outstanding principal balance of the Advances to be in excess of the Aggregate Commitment on the relevant Borrowing Date, make such Advance to the Borrower that is secured by the Collateral: provided, however, that no such Advance shall cause (i) the aggregate outstanding principal balance of the Advances to exceed the sum of the Aggregate Commitment and the Uncommitted Amount or (ii) a Borrowing Base Deficiency or a Funding Base Deficiency. The Borrower hereby acknowledges and agrees that, notwithstanding any provision of this Agreement, or any other Transaction Document, no Lender has any obligation to make any Advances in excess of the Aggregate Commitment or such Lender’s Commitment and this Agreement does not create, and shall not be construed to create, any contractual or other commitment by any Lender to make any Advance in excess of the Aggregate Commitment or such Lender’s Commitment.

Section 2.3       Use of Proceeds. Except as otherwise provided in Section 2.18, Section 2.19, and Section 2.20 herein, proceeds of Advances shall only be used by the Borrower to (A) purchase, in the ordinary course of business, Agency eligible MSRs and related assets, (B) pay certain fees and expenses incurred in connection with the establishment of the credit facility set forth in this Agreement, (C) subject to Section 2.19, make cash distributions from time to time pursuant to Section 5.2(d) in an amount not exceeding the excess of the Borrowing Base over the outstanding principal amount of the Advances and (D) for general corporate purposes.

Section 2.4       Making the Advances. (a) Except as otherwise provided herein, the Borrower may request the Lenders to make Advances to the Borrower no more frequently than [***] per week by the delivery to the Administrative Agent, not later than [***] (New York City time) on any Business Day of a written notice of such request substantially in the form of Exhibit B attached hereto (each such notice, a “Notice of Borrowing”), together with a duly completed Borrowing Base Certificate, signed by a Responsible Officer and including a Schedule of Assets and Schedule of Ineligible Assets. Any Notice of Borrowing or Borrowing Base Certificate received by the Administrative Agent after the time specified in the immediately preceding sentence shall be deemed to have been received by the Administrative Agent on the next Business Day, and to the extent that results in the proposed Borrowing Date being earlier than three (3) Business Days after the date of delivery of such Notice of Borrowing, then the date specified in such Notice of Borrowing as the proposed Borrowing Date of an Advance shall be deemed to be the Business Day immediately succeeding the proposed Borrowing Date of such Advance originally specified in such Notice of Borrowing. The proposed Borrowing Date specified in a Notice of Borrowing shall be no earlier than three (3) Business Days after the date of delivery of such Notice of Borrowing and may be up to a maximum of thirty (30) days after the date of delivery of such Notice of Borrowing. Unless otherwise provided herein, each Notice of Borrowing shall be irrevocable and shall specify (i) the aggregate principal amount of the Advance requested, and (ii) the Borrowing Date (which shall be a Business Day).

(b)           The aggregate principal amount of each Advance shall not be less than [***].

(c)           Upon receipt by the Administrative Agent of a Notice of Borrowing and a Borrowing Base Certificate from the Borrower, the Administrative Agent shall promptly (on the date of its deemed receipt of the Notice of Borrowing and the related Borrowing Base Certificate) deliver to each Lender a copy of such Notice of Borrowing and a written notice specifying each Lender’s ~~Applicable~~Commitment Percentage of the amount requested by the Borrower pursuant to the applicable Notice of Borrowing. Thereafter, each Lender shall make Advances in an aggregate amount equal to its ~~Applicable~~Commitment Percentage of the amount requested by the Borrower pursuant to the applicable Notice of Borrowing; provided that to the extent the Notice of Borrowing requests Advances, the making of which would cause the aggregate amount of Advances to be in excess of the Aggregate Commitment on the relevant Borrowing Date, each Lender may, in its sole and absolute discretion, with respect to the portion of such requested Advance that would constitute an Uncommitted Advance Amount on the relevant Borrowing Date, make such portion of the Advance in an amount equal to its Commitment Percentage, provided further, that if any Lender elects, in its sole and absolute discretion, not to provide all or any portion of a requested Advance that would constitute an Uncommitted Advance Amount, the other Lenders (on a pro rata basis or such other basis as may be agreed by the Lenders) may agree to provide all or any portion of such Advance. The Lenders shall make such Advances to the Administrative Agent’s Account by no later than [***] (New York City time) on the Borrowing Date specified or deemed specified in such Notice of Borrowing~~, and the~~. The Administrative Agent shall promptly make such Advance available to the Borrower in U.S. Dollars to the Borrower’s Account. For avoidance of doubt, nothing herein shall be deemed to oblige any Lender to fund any Advance in excess of the Aggregate Commitment or such Lender’s Commitment.

~~Section 2.5       Fees.~~

Section 2.5       ~~(a)~~ Non-Usage Fee.  On each Monthly Payment Date during the  Availability Period, the Borrower agrees to pay to the Administrative Agent,for the ratable benefit of the Lenders and as consideration for each Lender’s Commitment hereunder, a non-usage fee in Dollars (the “Non-Usage Fee”) in an amount equal to the (1) the applicable Non-Usage Fee Percentage as described in the Agency Fee Letter, if any, multiplied by (2) the daily average Unused Portion of the Aggregate Commitment in the immediately preceding calendar month. Accrued Non-Usage Fees shall be due and payable in arrears on each Monthly Payment Date, and on the last day of the Availability Period. Computations of the Non-Usage Fee shall be made by the Administrative Agent on the basis of a year of 360 days and for the actual number of days elapsed, and, with respect to each Lender, pro rata based on such Lender’s Commitment.

Section 2.6      Borrowing Base. ~~(a)~~ (a) The Administrative Agent may, in its sole and absolute discretion, and shall, at the request of the Majority Lenders, on any date, calculate the Borrowing Base and shall provide written notice thereof to the Borrower. To the extent any such calculation results in a Borrowing Base Deficiency, the Administrative Agent shall deliver a notice to the Borrower and each Lender (a “Borrowing Base Deficiency Notice”), setting forth the calculation thereof (which shall be conclusive absent manifest error), and the Borrowing Base Required Payment to be made by the Borrower as a result of such calculation (which amount shall be paid in accordance with Section 2.9). At the Administrative Agent’s discretion, the Administrative Agent may obtain valuation reports with respect to the Administrative Agent Asset Value from a Valuation Agent, at any time and from time to time on a non-binding basis; provided that the Borrower shall not be responsible for payment of any costs, expenses, fees or other amounts in connection with such valuation report except in connection with a Borrowing Base Dispute pursuant to Section 2.6(b).

(b)           Notwithstanding the foregoing or anything to the contrary contained herein, except during an Acknowledgment Agreement Trigger Period, the Borrower shall have the right to dispute the Administrative Agent’s calculation of the Administrative Agent Asset Value by notifying the Administrative Agent and the Lenders within three (3) Business Days after the Borrower receives a Borrowing Base Deficiency Notice (a “Borrowing Base Dispute”). If the Borrower initiates a Borrowing Base Dispute, then the Administrative Agent, on one hand, and the Borrower, on the other hand, shall each promptly direct separate Valuation Agents, to prepare a valuation report with respect to such Administrative Agent Asset Value. The average of the midpoint values indicated in the two valuation reports submitted by the Valuation Agents shall become the conclusive Valuation Agent Market Value Percentage of the related MSRs that constitute Eligible Assets, binding upon all Parties, absent manifest error.

(c)           Any costs, expenses, fees and other amounts due and owing to any Valuation Agent or Dealer in connection with the engagement of such Valuation Agent or Dealer in connection with a Borrowing Base Dispute pursuant to Section 2.6(b) shall be an Obligation of the Borrower and shall become due and payable on the immediately succeeding Monthly Payment Date in accordance with Section 2.7.

Section 2.7       Repayment of the Advances. (a) The outstanding principal balance of the Advances and the other Obligations owing under this Agreement, together with all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date.

(b)           On each Monthly Payment Date, except during any Acknowledgment Agreement Trigger Period or following the occurrence and during the continuation of an Event of Default, the Borrower shall cause the payment in full of all Distributable Amounts to the Administrative Agent for payment to the applicable Parties; provided that the Borrower shall pay the Credit Manager Fees directly to the Credit Manager on or prior to each Monthly Payment Date as provided in the Credit Manager Agreement.

(c)           On each Monthly Payment Date during any Acknowledgment Agreement Trigger Period or following the occurrence and during the continuation of an Event of Default, amounts on deposit in the Collection Account, including Collections deposited therein during the related Collection Period shall, at the direction of the Administrative Agent, be disbursed by the Account Bank from the Collection Account and applied on such Monthly Payment Date in the following order of priority:

(i)            first, to the Borrower, the Base Servicing Fee with respect to the related Collection Period;

(ii)           second, ratably (a) to the Administrative Agent, all costs, expenses, reimbursements and indemnification amounts owed to the Administrative Agent pursuant to the terms hereof, and (b) to the Credit Manager, the Credit Manager Fees with respect to such Monthly Payment Date and all costs, expenses, reimbursements and indemnification amounts owed to the Credit Manager pursuant to the terms of the Credit Manager Agreement;

(iii)          third, to the Administrative Agent, on behalf of the Lenders, the Interest Distribution Amount with respect to such Monthly Payment Date;

(iv)          fourth, to the Administrative Agent, on behalf of the Lenders, the payment of the Non-Usage Fee with respect to such Monthly Payment Date;

(v)           fifth, to the Administrative Agent, on behalf of the Lenders, pro rata, based on the Advances held by such Lender, all remaining amounts to be applied to the reduction of such Advances to zero on such date;

(vi)          sixth, to the Administrative Agent, on behalf of the applicable party, all Breakage ~~Cost~~Costs and other amounts that are then due and payable pursuant to Section 2.11;

(vii)         seventh, to the Administrative Agent, on behalf of the applicable party, all fees, expenses, indemnitees and other amounts that are due and payable by the Borrower and incurred in connection with this Agreement and required to be paid or reimbursed hereunder, the financing, management, operation or maintenance of the Assets or the Transaction Documents, including to consultants and experts retained by the Borrower (including attorneys and accountants) and verification agents and Dealers retained pursuant to the terms hereof;

(viii)        eighth, to the Administrative Agent, on behalf of any applicable party, the ratable payment of all other Obligations that are past due or payable on such date; and

(ix)          ninth, all remaining amounts to the Borrower’s Account on such date.

Notwithstanding anything to the contrary in this Agreement or any of the other Transaction Documents, all terms and provisions of this Agreement and the other Transaction Documents are and shall be subject to the terms and provisions of each Acknowledgment Agreement. To the extent that any conflict necessarily exists or shall be adjudged to exist between the terms and provisions of this Agreement and those of the applicable Acknowledgment Agreement, solely with respect to the relationship and agreements between Borrower and/or Administrative Agent, on the one hand, and the applicable Agency, on the other hand, the terms and provisions of the applicable Acknowledgment Agreement shall govern and control.

(d)           Notwithstanding the foregoing, (1) during an Acknowledgment Agreement Trigger Period, in the event that amounts available for distribution from the Collection Account pursuant to Section 2.7(c) are insufficient to pay in full all Distributable Amounts due and owing on any Monthly Payment Date, then the Borrower shall cause the payment in full of the applicable deficiency to the Administrative Agent for payment to the applicable Parties, and (2) following the occurrence and during the continuation of an Event of Default, in the event that amounts available for distribution from the Collection Account pursuant to Section 2.7(c) are insufficient to pay in full all Obligations then due and owing on any day, then the Borrower shall cause the payment in full of the applicable deficiency to the Administrative Agent for payment to the applicable Parties.

Section 2.8       Application of Prepayment of Advances~~Section 2.8 [Reserved].~~. Each repayment of Advances pursuant to Section 2.7 and each prepayment of Advances pursuant to Section 2.9 or 2.10 shall be applied to prepay the Advances outstanding on a pro rata basis until paid in full.

Section 2.9       Mandatory Prepayments of Advances.

(a)           Borrowing Base Deficiency.

(i)            If a Borrowing Base Deficiency exists on any date, the Borrower shall pay to the Administrative Agent, for the account of the Lenders, the Borrowing Base Required Payment, together with accrued but unpaid interest on the amount required to be so prepaid to the date of such prepayment. All such amounts shall become due and payable (i) no later than 5:00 p.m. (New York City time) on the [***] following the Borrower’s receipt of a Borrowing Base Deficiency Notice, or (ii) if Stone Point provides Lender a guarantee of payment for the amounts due hereunder, in such form as is acceptable to Lender in its sole discretion, then such amounts shall be due and payable no later than 5:00 p.m. (New York City time) on such date that is [***] following the Borrower’s receipt of a Borrowing Base Deficiency Notice. For the avoidance of doubt, the [***] period during which the Borrower may dispute the Administrative Agent’s determination of the Administrative Agent Asset Value set forth in Section 2.6 shall not operate to extend the cure periods referenced in the preceding sentence.

(ii)           In lieu of making any prepayment in accordance with clause (i) above to eliminate a Borrowing Base Deficiency, if such Borrowing Base Deficiency occurs during the Availability Period the Borrower may identify as Collateral additional ~~Fannie Mae MSRs, Freddie Mac MSRs, or Ginnie Mae MSRs, as applicable,~~Eligible Assets in an amount equal to the Borrowing Base Required Payment. Upon such identification, such MSRs shall be Collateral hereunder without any further action by the Administrative Agent or the Lenders; provided that, immediately prior to and immediately after giving effect to such contribution, (i) no Event of Default exists, and (ii) each of the representations, warranties, covenants and agreements made or deemed to be made by the Borrower under or in connection with this Agreement and the Transaction Documents is true and correct in all material respects as of such date.

Section 2.10     Optional Prepayments; Removal of Collateral.

(a)           Optional Prepayments. At any time, the Borrower may, at its option, prepay all or any portion of the Advances outstanding (an “Optional Prepayment”) on any date (the “Redemption Date”) upon prior written notice delivered to the Administrative Agent not later than 12:00 p.m. (New York City time) three (3) Business Days prior to the date of such payment; provided that the Borrower shall be permitted to deliver such notice no more frequently than [***] times during any week. Each such notice shall be in the form attached hereto as Exhibit H and shall specify (i) the aggregate amount of the prepayment to be made on the Advances outstanding (such amount, if applicable, the “Optional Prepayment Amount”), (ii) the Redemption Date, and (iii) if applicable, the Collateral to be released on such Redemption Date, and shall include a duly completed Borrowing Base Certificate containing information accurate as of such date. Each Optional Prepayment shall be in a minimum principal amount equal to [***] and in integral multiples of [***] in excess thereof. Any prepayment of the Advances outstanding shall be accompanied by a payment of all accrued and unpaid interest on the amount prepaid, all Breakage Costs, Exit Fees, any applicable Prepayment Premiums and all outstanding indemnity Obligations of the Borrower, then due and owing under this Agreement through such Redemption Date; provided that the Prepayment Premium shall only be payable on the dates as set forth in the definition thereof.

(b)           Removal of Collateral. Notwithstanding language herein to the contrary, after giving effect to any release of Collateral (whether in connection with an Optional Prepayment pursuant to Section 2.10(a) above or pursuant to any other provision of this Agreement), the following conditions must be satisfied:

(i)              no selection procedures are used with respect to identification of Assets to be released or retained that are materially adverse to the Secured Parties;

(ii)            no Borrowing Base Deficiency, Potential Event of Default or Event of Default shall exist either prior to, or after giving effect to the prepayment of the applicable portion of the Advances outstanding and/or the release of the related Collateral (unless, in the case of a Borrowing Base Deficiency or Funding Base Deficiency, (x) the amount of such deficiency is eliminated as a result of such prepayment and release or (y) the release is in connection with a sale to an unaffiliated third-party purchaser and the following conditions are satisfied (i) the purchaser has agreed to pay the purchase price for the released Collateral to the Administrative Agent as a prepayment of the Advances, and (ii) after giving effect to such prepayment, the weighted average of the Effective Advance Rates for the Agencies is the same or lower as it had been prior to the release of the related Collateral); and

(iii)            the representations and warranties set forth in Article IV are true and correct as of such Redemption Date (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date) after giving effect to the prepayment of the applicable portion of the Advances outstanding and release of the related Collateral.

Section 2.11     Breakage Costs; Increased Costs; Capital Adequacy; Additional Indemnifications; LIBOR Unavailability; Illegality.

(a)           Breakage Costs. If an Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower hereby agrees to pay any Breakage Costs resulting therefrom on the next Monthly Payment Date promptly following the date on which such Breakage Costs are incurred in accordance with Section 2.7 and written demand is received from any such Lender (setting forth in reasonable detail the basis for calculating such compensation).

~~(ii)    Reserved.~~

(b)           Increased Costs. If (i) the introduction of or any change (including any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation by a Governmental Authority, (ii) the compliance by any Lender or the Administrative Agent (each of which, an “Affected Party”) with any guideline or request from any Governmental Authority (whether or not having the force of law) or (iii) any Change in Law, (a)   shall subject any Affected Party to any Taxes (other than (x) Indemnified Taxes, (y) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (z) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto or (b) shall impose, modify or deem applicable any reserve requirement (including any reserve requirement imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party or (b) shall impose any other condition affecting the rights of any Lender and the Administrative Agent hereunder, the result of which is to increase the cost to any Affected Party under this Agreement or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement below that which such Affected Party would have received but for such occurrence, then within 30 days following the receipt of written demand by such Affected Party (provided that such Affected Party shall provide the Borrower with notice within a reasonable period of time following such Affected Party’s discovery of such increased costs or reductions and shall include calculations of such compensation in reasonable detail), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered to the extent such additional or increased costs or reduction are incurred or suffered in connection with any obligation to make Advances hereunder, any of the rights of such Lender or the Administrative Agent hereunder, or any payment made hereunder.

(c)           Capital Adequacy. If (i) the introduction of or any change after the Closing Date in or in the interpretation of any law, guideline, rule, regulation, directive or request, (ii) compliance by any Affected Party after the Closing Date with any law, guideline, rule, regulation, directive or request from any central bank or other Governmental Authority or agency (whether or not having the force of law), including compliance by an Affected Party with any request or directive regarding capital adequacy or liquidity or (iii) any other Change in Law has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change, compliance or Change in Law (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then within 30 days following the receipt of written demand by such Affected Party (which written demand shall be accompanied by a statement setting forth the basis for such demand in reasonable detail), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction.

(d)           If as a result of any event or circumstance similar to those described in Sections 2.11(a), 2.11(b) or 2.11(c), any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Advances hereunder, then within 30 days following the receipt of written demand by such Affected Party (which written demand shall be accompanied by a statement setting forth the basis for such demand in reasonable detail), the Borrower shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts actually paid by it.

(e)           In determining any amount provided for in this Section 2.11, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section 2.11 shall submit to the Borrower a certificate as to such additional or increased cost or reduction, which certificate shall be conclusive absent manifest error.

(f)            LIBOR Unavailability. Notwithstanding anything to the contrary,~~(i)~~      in the event that the Administrative Agent shall have reasonably determined in good faith that U.S. Dollar deposits in the principal amounts of the Advances are not generally available in the London interbank market, or that the Administrative Agent has been notified in writing by the Majority Lenders that the rates at which such U.S. Dollar deposits are being offered will not adequately and fairly in good faith reflect the cost to the Majority Lenders of making or maintaining loans at LIBOR, or that reasonable means do not exist for ascertaining LIBOR, the Administrative Agent shall, as soon as practicable thereafter, notify the Borrower and the Lenders of such determination (a “LIBOR Unavailability Notice”). The Administrative Agent may rescind any such LIBOR Unavailability Notice in the event that the circumstances giving rise to such notice no longer exist (such notice to be provided by the Administrative Agent promptly upon written notice of the Majority Lenders that the circumstances giving rise to such LIBOR Unavailability Notice have ceased to exist). Upon the Borrower’s receipt of a LIBOR Unavailability Notice, the Borrower may revoke any pending request for an Advance.

(g)           Effect of Benchmark Transition Event.

(i)            Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the

Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Majority Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Majority Lenders have delivered to the Administrative Agent written notice that such Majority Lenders accept such amendment. No replacement of LIBOR with a Benchmark Replacement pursuant to this Section 2.11(g) will occur prior to the applicable Benchmark Transition Start Date.

(ii)           ~~In the event that LIBOR is phased out, and a new benchmark is established or administered by the Financial Conduct Authority or ICE Benchmark Administration or other comparable authority, and such new benchmark with a three-month maturity is readily available through Bloomberg or a comparable medium, then the Administrative Agent shall utilize such new benchmark with a three-month maturity for all purposes hereof in place of LIBOR.~~Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(iii)          ~~If a LIBOR Unavailability Notice has been delivered but not rescinded, LIBOR cannot be determined or has been phased out and no new benchmark under~~ clause ~~(ii)     has been established, the Administrative Agent and the Borrower shall endeavor to designate a comparable alternative benchmark (the “Alternative Rate”), which may include reference to the arithmetic average of the rates of interest per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Administrative Agent at 11:00 a.m. (London, England time) two (2) London business days before the beginning of such three-month period by three (3) or more major banks in the interbank Eurodollar market selected by the Administrative Agent for delivery on the first day of and for a period equal to such three-month period and in an amount equal or comparable to the principal amount of the portion of the Advance on which “LIBOR” is being calculated, and shall give notice thereof to the Borrower by telephone, facsimile, or other electronic means as promptly as practicable thereafter and, until~~Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent ~~notifies the Borrower that the circumstances giving rise to the determination of the Alternative Rate no longer exist or that LIBOR can be determined or a new benchmark under clause (ii) has been established, all calculations of interest by reference to LIBOR hereunder shall instead be made by reference to the Alternative Rate.~~ or Lenders pursuant to this Section 2.11(g), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.11(g).

(h)           ~~(g)~~ Illegality. Notwithstanding any other provision of this Agreement, in the event that any Lender shall have reasonably determined in good faith that any Change in Law shall make it unlawful for such Lender to fund or maintain any Advance by compliance by such Lender in good faith with any Law, then such Lender shall promptly notify the Administrative Agent and the Borrower, following which (~~a~~i) such Lender’s obligation to fund any Advance shall be suspended until such time as such Lender may again fund and maintain its Advances hereunder, (~~b~~ii) if a Notice of Borrowing has been submitted pursuant to Section 2.4(a) but the affected Advance has not been funded, the Borrower may revoke such Notice of Borrowing by giving written notice to the Administrative Agent thereof on the same day that the Borrower was notified by the Lender pursuant to this Section 2.11(~~g~~h) and (~~c~~iii) if such Law shall so mandate, such Lender’s outstanding Advances shall be prepaid by the Borrower, together with accrued and unpaid interest thereon and all other amounts payable by the Borrower to such Lender under this Agreement, on the last day of the Interest Accrual Period with respect to such Advances (or before such date as shall be mandated by such Law), it being acknowledged that any amounts prepaid pursuant to clause (c) above may be paid with an Advance or Advances made with an interest rate calculated ~~pursuant~~by reference to the Alternative Rate.

Section 2.12    Payments and Computations. (a) The Borrower (through the Administrative Agent pursuant to Section 2.7) shall make each payment and prepayment hereunder and under the Loan Notes in respect of principal, interest, expenses, indemnities, fees or other Obligations due from the Borrower to the Administrative Agent or any Lender not later than 3:00 P.M. (New York City time) on the day when due in U.S. Dollars to the Administrative Agent at its address referred to in Section 10.3 or to the Administrative Agent’s Account in immediately available, same-day funds. The Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the other Transaction Documents to more than one Lender, then to such Lenders ratably in accordance with the amounts of such respective Obligations then payable to such Lenders and (ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder to one Lender, then to such Lender, in each case to be applied in accordance with Section 2.7. All computations of interest based on LIBOR shall be made by the Administrative Agent on the basis of a year of 360 days in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. All computations of interest based on the Alternative Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

(b)           All payments to be made in respect of fees due hereunder to the Administrative Agent or any Lender from the Borrower shall be made pursuant to Section 2.7, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without setoff, counterclaim or other deduction of any nature (other than with respect to Taxes pursuant to Section 2.15), and an action therefor shall immediately accrue.

Section 2.13     Payment on Non-Business Days. Whenever any payment hereunder or under the Loan Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

Section  2.14     Extension of Availability Period. (a) The Borrower may, by notice to the Administrative Agent following the two year anniversary of the Closing Date, request the Administrative Agent to extend the Availability Period End Date.

(b)           The Administrative Agent, with the written consent of each Lender (other than any Defaulting Lender), shall advise the Borrower whether the Lenders agree to any requested extension of the Availability Period End Date within thirty (30) days after the Borrower has given notice to the Administrative Agent that it requests an extension of the Availability Period End Date; provided, that if the Lenders do not agree to any requested extension, the Borrower may renew its request for an extension at any time or from time to time prior to the end of the Availability Period End Date then in effect; provided further, that the Administrative Agent’s failure to respond within such period shall constitute the Administrative Agent’s denial of the requested extension.

(c)           Any such request to extend the Availability Period End Date shall be effective only upon the written agreement of the Administrative Agent, the Lenders, the Borrower, and the Guarantor. Upon entering into such written agreement, the date referenced in the definition of “Availability Period End Date” shall be automatically extended for the amount of time agreed to by the Administrative Agent, the Lenders, the Borrower, and the Guarantor. This Section shall supersede any provisions in Section 10.2 to the contrary.

Section 2.15     Taxes.

(a)           Defined Terms. For purposes of this Section 2.15 the term “applicable Law” includes FATCA.

(b)          Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c)           Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(d)           Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Recipient (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error.

(e)           Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.8 relating to the maintenance of the Participant Register, and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Transaction Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.15(e).

(f)            Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.15, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(g)           Status of Recipients.

(i)            Any Recipient that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Recipient, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Recipient is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.15(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Recipient’s reasonable judgment such completion, execution or submission would subject such Recipient to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Recipient.

(ii)           Without limiting the generality of the foregoing,

(A)          any Recipient that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Recipient is exempt from U.S. federal backup withholding tax;

(B)           any Recipient that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the Borrower or Administrative Agent) on or prior to the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)            in the case of a Recipient claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Transaction Document, executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)            executed originals of IRS Form W-8ECI;

(3)            in the case of a Recipient claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate (in a form reasonably acceptable to the Borrower) to the effect that such Recipient is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10

percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable; or

(4)            to the extent a Recipient is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9 or other certification documents from each beneficial owner, as applicable; provided that if the Recipient is a partnership and one or more direct or indirect partners of such Recipient are claiming the portfolio interest exemption, such Recipient may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(C)          any Recipient which is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)          if a payment made to a Recipient under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Recipient shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(h)           [Reserved].

(i)            Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.15 (including by the payment of additional amounts pursuant to this Section 2.15), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 2.15(i) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.15(i), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.15(i) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.15(i) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(j)            Survival. Each party’s obligations under this Section 2.15 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Transaction Document.

Section 2.16     Defaulting Lenders. (a) Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(i)            The Non-Usage Fee shall cease to accrue on the Commitment of such Defaulting Lender pursuant to Section 2.5; and

(ii)           the ~~Commitment~~Commitments and Advances of such Defaulting Lender shall not be included in determining whether all Lenders, the Supermajority Lenders or the Majority Lenders, as applicable, have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 10.2); provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other affected Lenders shall require the consent of such Defaulting Lender.

(b)           If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent shall so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender shall purchase at par such of the Advances of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Advances in accordance with its ~~Applicable Percentage~~Commitment, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender.

Section 2.17     Security Interest. (a) Subject to the terms of the Initial Acknowledgment Agreement and the Acknowledgment Agreements (as applicable), the Borrower hereby grants, pledges and assigns to the Administrative Agent (on behalf of and for the ratable benefit of each Secured Party) as security for the payment and performance by the Borrower of the Obligations, a security interest in all of the Borrower’s right, title and interest in, to and under, in any case, whether now held or hereafter acquired (i) all Fannie Mae MSRs; (ii) all Freddie Mac MSRs; (iii) all Ginnie Mae MSRs; (iv) the Borrower’s rights (but not its obligations) under the Transaction Documents including without limitation, any rights to receive payments thereunder or any rights to collateral thereunder whether now held or hereafter acquired, now existing or hereafter created; (v) all collateral however defined or described under the Transaction Documents to the extent not otherwise included above; (vi) all Related Security; (vii) [reserved]; (viii) all Records relating to and all proceeds of the foregoing (collectively, (i)-(viii), the “MSR Collateral”), and (ix) all Additional Collateral (collectively, the “Borrower Collateral”). Notwithstanding anything herein to the contrary, the term “Borrower Collateral” shall not include, and the grant, pledge and assignment of a security interest contained in this Section 2.17 shall not include a security interest in any Excluded Collateral.

(b)           Additionally, the Guarantor hereby grants, pledges and assigns to the Administrative Agent (on behalf of and for the ratable benefit of each Secured Party) as security for the payment and performance by the Borrower of the Obligations and the Guarantor of the Guaranteed Obligations, a security interest in all of the Guarantor’s right, title and interest in, to and under, in any case, whether now owned or hereafter acquired, all Additional Guarantor Collateral (together with the Borrower Collateral, the “Collateral”). For the avoidance of doubt, each grant, pledge, or assignment of the Collateral hereunder shall, subject to the rights of Freddie Mac under the Initial Freddie Mac Acknowledgment Agreement and the Freddie Mac Acknowledgment Agreement (as applicable), include all of the Borrower’s and Guarantor’s rights, but not its obligations, with respect to such Collateral.

(c)           The parties acknowledge that the Agencies have certain rights under the Initial Acknowledgment Agreement and Acknowledgment Agreements (as applicable), including the right to cause the Borrower to transfer servicing to a transferee servicer under certain circumstances as more particularly set forth therein. The transferee servicer shall have all the rights and remedies against the Borrower and the Collateral as set forth herein and under the UCC.

(d)           [Reserved.]

(e)           Each of the Borrower and the Guarantor will promptly, at its respective expense, execute and deliver such instruments, financing and continuation statements and documents and take such other actions as the Administrative Agent may reasonably request from time to time in order to perfect, protect, evidence, exercise and enforce the Administrative Agent’s and each Lender’s interests, rights and remedies under and with respect to the Transaction Documents, the Advances and the Assets. To the extent the Borrower or the Guarantor has filed or caused the filing of any document as provided above, the Borrower or the Guarantor, as applicable, shall deliver to the Administrative Agent file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing.

(f)           If the Borrower fails to perform any of its Obligations, then the Administrative Agent may (but shall not be required to) perform or cause to be performed such Obligation, and the costs and expenses incurred by the Administrative Agent in connection therewith shall be payable by the Borrower. Without limiting the generality of the foregoing, if the Borrower fails to perform any of its Obligations, the Borrower authorizes the Administrative Agent, at the option of the Administrative Agent and the expense of the Borrower, at any time and from time to time, to take all actions and pay all amounts that the Administrative Agent reasonably deems necessary or appropriate to protect, enforce, preserve, insure, service, administer, manage, perform, maintain, safeguard, collect or realize on the Assets, including the right to liquidate the Assets, and the Administrative Agent’s Liens and interests therein or thereon and to give effect to the intent of the Transaction Documents. No Potential Event of Default or Event of Default shall be cured by the payment or performance of any Obligation by the Administrative Agent on behalf of the Borrower. The Administrative Agent may make any such payment in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, Tax Lien, title or claim except to the extent such payment is being contested in good faith by the Borrower in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

(g)           Upon termination of this Agreement and payment in full of all Obligations (other than contingent obligations not then due), Administrative Agent shall release its security interests in the Collateral and promptly file termination statements with respect to each financing statement filed pursuant to this Section 2.17 and take such other action as may reasonably be requested by the Borrower or Guarantor to evidence such release. If evidence of filing such termination statements has not been delivered to the Borrower or Guarantor, as applicable, within ten (10) days of termination of this Agreement  and payment in full of all Obligations (other than contingent obligations not then due), the Administrative Agent hereby authorizes the Borrower or the Guarantor, as applicable, to file such termination statements.

Section 2.18     Limited Pledge of Fannie Mae Servicing. Notwithstanding anything to the contrary contained herein or in any of the other Transaction Documents, the pledge of the Borrower’s right, title and interest in the Fannie Mae MSRs under the Fannie Mae Lender Contract identified on the Schedule of Assets shall only secure the Borrower’s indebtedness and obligations to the Administrative Agent and each Lender incurred for (i) the purposes of securing (a) a warehouse line of credit and used for one of the purposes set forth in clauses (b) or (c), (b) a loan whose proceeds have been or will be used to acquire or retain through its origination activities rights in the Fannie Mae Lender Contract in accordance with the provisions of the Fannie Mae Selling Guide and the Fannie Mae Servicing Guide by the Borrower, (c) a loan whose proceeds have been or will be used to purchase from another mortgage banking company the contract right to service Mortgage Loans, or to purchase assets of, or stock issued by, such company, or (ii) any other purpose which Fannie Mae, in its sole and absolute discretion, considers to be consistent with the purposes of the Fannie Mae Acknowledgment Agreement to be executed among the Borrower, the Administrative Agent and Fannie Mae; provided, that the foregoing provisions of this paragraph shall be deemed automatically supplemented or amended if and to the extent Fannie Mae supplements or amends the corresponding requirement, whether in its rules, regulations, guides, Fannie Mae Lender Contract, Fannie Mae Acknowledgment Agreement or published announcements or otherwise waives or grants exceptions from such requirement, and in each instance, with the same substantive force and effect; and provided further that the security interest created hereby is and shall be subject to the following condition and such provision below shall be included in each financing statement filed in respect hereof (defined terms used below shall have the meaning set forth in the Fannie Mae Acknowledgment Agreement):

“The Security Interest described in this financing statement is subordinate to all rights of Fannie Mae under (i) the terms of an Acknowledgment Agreement, with respect to the Security Interest among Fannie Mae, Home Point Financial Corporation (the “Debtor”) and Goldman Sachs Bank USA, as Administrative Agent for Lenders and (ii) the Mortgage Selling and Servicing Contract, the Fannie Mae Selling Guide, the Fannie Mae Servicing Guide and all supplemental servicing instructions or directives provided by Fannie Mae, all applicable master agreements, recourse agreements, repurchase agreements, indemnification agreements, loss-sharing agreements, and any other agreements between Fannie Mae and the Debtor, and all as amended, restated or supplemented from time to time (collectively, the “Fannie Mae Lender Contract”), which rights include the right of Fannie Mae to terminate the Fannie Mae Lender Contract with or without cause and the right to sell, or have transferred, the Servicing Rights.”

Section 2.19    Limited Pledge of Freddie Mac Servicing. Notwithstanding anything to the contrary contained herein or in any of the other Transaction Documents, the pledge of the Borrower’s right, title and interest in the Freddie Mac MSRs under the Freddie Mac Servicing Contract identified on the Schedule of Assets shall only secure the Borrower’s indebtedness and obligations to the Administrative Agent and each Lender incurred for the following limited purposes: (i) to fund the Borrower’s purchase of additional servicing portfolios; (ii) to effect the Borrower’s purchase of a mortgage banking company; (iii) to fund the Borrower’s working capital consistent with its residential mortgage business operations or (iv) any other purpose which Freddie Mac, in its sole and absolute discretion, considers to be consistent with the purposes of the Initial Freddie Mac Acknowledgment Agreement or the Freddie Mac Acknowledgment Agreement, as applicable; provided, that the foregoing provisions of this paragraph shall be deemed automatically supplemented or amended if and to the extent

Freddie Mac supplements or amends the corresponding requirement, whether in its rules, regulations, guides, Freddie Mac Servicing Contract, Initial Freddie Mac Acknowledgment Agreement, Freddie Mac Acknowledgment Agreement or published announcements or otherwise waives or grants exceptions from such requirement, and in each instance, with the same substantive force and effect; and provided further that the security interest created hereby shall, following execution of the Initial Freddie Mac Acknowledgment Agreement, and the Freddie Mac Acknowledgment Agreement, as applicable be subject to the following condition and such provision below shall be included in each financing statement filed in respect hereof after execution of the Initial Freddie Mac Acknowledgment Agreement and the Freddie Mac Acknowledgment Agreement, as applicable (defined terms used below shall have the meaning set forth in the Initial Freddie Mac Acknowledgment Agreement and the Freddie Mac Acknowledgment Agreement, once executed):

“Notwithstanding anything to the contrary herein, the security interest publicized or perfected by this financing statement is subject and subordinate in each and every respect (a) to all rights, powers and prerogatives of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) under and in connection with the Purchase Documents, as that term is defined in the Freddie Mac Single-Family Seller/Servicer Guide, which rights include, without limitation, the right of Freddie Mac to disqualify (in whole or in part) the debtor named herein as an approved Freddie Mac Seller/Servicer, with or without cause, and the right to terminate (in whole or in part) the unitary, indivisible master servicing contract and to transfer and sell all or any portion of said servicing contract rights, as provided in the Purchase Documents; and (b) to all claims of Freddie Mac arising out of or relating to any and all breaches, defaults and outstanding obligations of the debtor to Freddie Mac.”

Section 2.20     Limited Pledge of Ginnie Mae Servicing. The Administrative Agent and each additional Lender acknowledge and agree that (x) the Borrower is entitled to servicing income with respect to a given mortgage pool only so long as Borrower is a Ginnie Mae approved issuer; (y) upon the Borrower’s loss of such approved issuer status, the Administrative Agent and each additional Lender’s rights to any servicing income related to a given mortgage pool also terminate; and (z) the pledge of the Borrower’s rights to servicing income conveys no rights (such as a right to become a substitute servicer or issuer) that are not otherwise specifically provided for in the Ginnie Mae Contract, provided that this sentence shall automatically be deemed amended or modified if and to the extent Ginnie Mae amends the Ginnie Mae Contract, the applicable Acknowledgment Agreement, if any, or published announcements and provided further that the security interest created hereby is subject to the following provision to be included in each financing statement filed in respect hereof:

Notwithstanding anything to the contrary set forth herein:

(a)           The property subject to the security interest reflected in this instrument includes all of the right, title and interest of Home Point Financial Corporation (“Debtor”) in certain mortgages and/or participation interests related to such mortgages (“Pooled Mortgages”), and pooled under the mortgage-backed securities program of the Government National Mortgage Association (“Ginnie Mae”), pursuant to section 306(g) of the National Housing Act, 12 U.S.C. § 1721(g);

(b)           To the extent that the security interest reflected in this instrument relates in any way to the Pooled Mortgages, such security interest is subject and subordinate to all rights, powers and prerogatives of Ginnie Mae, whether now existing or hereafter arising, under and in connection with: (i) 12 U.S.C. § 1721(g) and any implementing regulations; (ii) the terms and conditions of that certain Acknowledgment Agreement, dated as of July 11, 2019, with respect to the Security Interest, by and among Ginnie Mae, Debtor and Goldman Sachs Bank USA, as administrative agent; (iii) applicable Guaranty Agreements and contractual agreements between Ginnie Mae and the Debtor; and (iv) the Ginnie Mae Mortgage-Backed Securities Guide, Handbook 5500.3 Rev. 1, and other applicable guides (items (i), (iii) and (iv), collectively, the “Ginnie Mae Contract”);

(c)           Such rights, powers and prerogatives of Ginnie Mae include, but are not limited to, Ginnie Mae’s right, by issuing a letter of extinguishment to Debtor, to effect and complete the extinguishment of all redemption, equitable, legal or other right, title or interest of the Debtor in the Pooled Mortgages, in which event the security interest as it relates in any way to the Pooled Mortgages shall instantly and automatically be extinguished as well; and

(d)           For purposes of clarification, “subject and subordinate” in clause (2) above means, among other things, that any cash held by Goldman Sachs Bank USA as collateral and any cash proceeds received by Goldman Sachs Bank USA in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the collateral may only be applied by Goldman Sachs Bank USA to the extent that such proceeds have been received by, or for the account of, the Debtor free and clear of all Ginnie Mae rights and other restrictions on transfer under applicable Ginnie Mae guidelines; provided that this clause (4) shall not be interpreted as establishing rights in favor of Ginnie Mae except to the extent that such rights are reflected in, or arise under, the Ginnie Mae Contract.

Section 2.21     Commitment Increase. Following execution of Acknowledgment Agreements with all Agencies, the Borrower may request an increase to the Aggregate Commitment, provided that any such request shall be subject to the following conditions: (a) any such increase of the Aggregate Commitment will be effective only upon the written agreement of the Administrative Agent, the applicable Lenders that will commit to the increase, the Borrower, and the Guarantor, and (b) the Administrative Agent shall have the right to elect to take all or any portion of the amount of such requested increase notwithstanding its percentage of the Aggregate Commitment at the time of such request. The Administrative Agent will respond to any such request, on behalf of the applicable Lenders, within fifteen (15) Business Days; provided, that the Administrative Agent’s failure to respond within such period shall be deemed to be a rejection of the requested increase. In the event that an increase requested in accordance with the terms of this Section 2.21 shall be rejected, or deemed rejected, then an additional Lender identified by the

Borrower may be made party to this Agreement; provided, however, that (i) GS Bank shall retain majority voting rights hereunder, and (ii) the addition of such Lender must be consented to in writing by the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed).

Section 2.22    Base Servicing Fee Increases. Upon written notice to the Borrower by any Agency of the need to improve or maintain adequate performance of servicing activities or to comply with the applicable Agency Requirements, the Borrower shall deliver such notice to the Administrative Agent within five (5) Business Days of receipt. Such notice from the Borrower shall include a request to increase the Base Servicing Fee Rate. The Base Servicing Fee Rate shall be adjusted to address the necessary additional costs required to comply with such notice from the applicable Agency. The Base Servicing Fee Rate shall become effective on the next Monthly Payment Date, but no less than thirty (30) days after delivery of such notice from Borrower to the Administrative Agent and no more than sixty (60) days from the date of delivery of such notice from such Agency. Upon request therefor by the Administrative Agent, the Borrower shall deliver to the Administrative Agent a written notice setting forth in reasonable detail the basis for any such proposed increase.

ARTICLE III~~ARTICLE III~~

CONDITIONS OF LENDING AND CLOSING

Section 3.1      Conditions Precedent to Closing. The effectiveness of this Agreement and the obligations of the parties hereto are subject to the condition precedent that the Lenders shall have received or waived receipt of the following on or prior to the Closing Date (unless otherwise noted):

(a)           Transaction Documents and other Closing Documents. Each of the Transaction Documents (other than the Freddie Mac Acknowledgment Agreement and the Ginnie Mae Acknowledgment Agreement) shall be executed on or before the Closing Date, shall be in full force and effect and all consents, waivers and approvals necessary for the consummation of the transactions contemplated thereby shall have been obtained and shall be in full force and effect, and the Administrative Agent shall have received a duly executed counterpart thereof; provided that, to the extent the Borrower has used commercially reasonable efforts to obtain the Account Control Agreement prior to the Closing Date and is unable to do so without undue burden or expense, the Account Control Agreement may be delivered no later than thirty (30) days (or such later date as may be reasonably agreed by the Administrative Agent) after the Closing Date.

(b)           Receipt of Loan Notes. The Administrative Agent shall have received a duly executed Loan Note for each Lender that has requested the same.

(c)           Reserved.

(d)           Know Your Customer Information. The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “Know Your Customer” and anti-money laundering rules and regulations, including the Patriot Act.

(e)           Payment of Fees. On or prior to the Closing Date, the Borrower shall have paid all fees, including the Upfront Fee, previously agreed in writing to be paid on or prior to the Closing Date.

(f)           Enforceability of Loan Note. Each Loan Note shall be entitled to the benefit of the security provided herein and shall constitute the legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally or general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)).

(g)           Evidence of Insurance. The Administrative Agent shall have received certification evidencing coverage under the insurance policies referred to in Section 5.1(w) and evidence that the Borrower and the Guarantor have added Administrative Agent as an additional loss payee under the insurance policies referred to in Section 5.1(w).

(h)           Security Interest. Evidence that all other actions necessary or, in the opinion of Administrative Agent, desirable to perfect and protect Administrative Agent’s interest in the Assets have been taken, including, without limitation, duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1.

(i)            Organizational Documents. A certificate of the corporate secretary of the Borrower and of the Guarantor in form and substance acceptable to Administrative Agent, attaching certified copies of the Borrower’s and the Guarantor’s charter, bylaws and corporate resolutions approving the Transaction Documents and Transactions thereunder (either specifically or by general resolution), and all documents evidencing other necessary corporate action or governmental approvals as may be required in connection with the Transaction Documents.

(j)            Good Standing Certificate. A certified copy of a good standing certificate or equivalent from the jurisdiction of organization of the Borrower and the Guarantor, dated no earlier than the date ten (10) Business Days prior to the Closing Date.

(k)          Incumbency Certificate. An incumbency certificate of the corporate secretary of the Borrower and of the Guarantor, certifying the names, true signatures and titles of the representatives duly authorized to request transactions hereunder and to execute the Transaction Documents.

(l)            Due Diligence Review. The Administrative Agent shall have completed, to its satisfaction, its due diligence review of the Borrower, the Guarantor, the Assets, the Agencies and such other matters as the Administrative Agent and the Lenders shall have determined in the exercise of their reasonable discretion are necessary and proper for the execution, deliver and performance under this Agreement and the Transaction Documents.

(m)          Legal Opinions. The Administrative Agent shall have received usual and customary legal opinions in form and substance satisfactory to Administrative Agent and its counsel (including, but not limited to, those regarding corporate matters, enforceability and security interest perfection).

Section 3.2      Conditions Precedent to All Advances. The obligation of each Lender to make or participate in each Advance (including the initial Advances hereunder) shall be subject, at the time thereof, to the satisfaction of the following conditions:

(a)           Representations and Warranties. All of the representations and warranties of the Borrower and of the Guarantor contained in this Agreement and the other Transaction Documents shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the date of such Advance, except to the extent that such representations and warranties expressly relate to an earlier specified date or period, in which case such representations and warranties shall have been true and correct in all material respects (except for those representations and warranties that are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made or for the respective period, as the case may be.

(b)           No Event of Default; No Potential Event of Default. No Potential Event of Default or Event of Default has occurred and is continuing or would occur or be continuing immediately after giving effect to such Advance.

(c)           [Reserved].

(d)           No Borrowing Base Deficiency or Funding Base Deficiency. No Borrowing Base Deficiency or Funding Base Deficiency shall exist immediately prior and after giving effect to such Transaction.

(e)           Availability Period. The Availability Period shall not have terminated, nor shall it have terminated immediately after giving effect to such Advance.

(f)            Notice of Borrowing. In accordance with Section 2.4, the Administrative Agent shall have received a properly completed Notice of Borrowing and a Borrowing Base Certificate, including a Schedule of Assets and a Schedule of Ineligible Assets from the Borrower.

(g)           Requirements of Law. None of the Administrative Agent or any Lender shall have determined that the introduction of any Applicable Law or a Change in Law or in the interpretation or administration of any Applicable Law applicable to the Administrative Agent or such Lender has made it unlawful, and no Governmental Authority shall have asserted that it is unlawful, for the Administrative Agent or such Lender to make any Advance.

(h)           No Material Adverse Change. Since the Closing Date, there has been no Material Adverse Change.

(i)            Fees. ~~Each~~The Administrative Agent and each Lender shall have received payment in full of all fees and expenses which are due and payable hereunder to the Administrative Agent or such Lender on or before such date.__

(j)            Maximum Draw. After the Closing Date and the initial Advance, no more than [***] of the Aggregate Commitment may be drawn in any rolling thirty (30) day period, unless otherwise agreed by the Administrative Agent.

ARTICLE IV~~ARTICLE IV~~

REPRESENTATIONS AND WARRANTIES

Section 4.1      Representations and Warranties of the Borrower and the Guarantor. Each of the Borrower and the Guarantor represents and warrants to the Administrative Agent and each Lender as of the Closing Date, as of each Borrowing Date and as of each Monthly Payment Date, as follows:

(a)           Organization; Corporate Powers. Each of the Borrower and the Guarantor (i) is a duly organized and validly existing corporation, in good standing under the laws of the State of New Jersey and the State of Delaware, as applicable, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, and (iii) is duly qualified, in good standing and is authorized to do business in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had, and would not be reasonably expected to have, a Material Adverse Effect.

(b)           Authority and Enforceability. Each of the Borrower and the Guarantor has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Transaction Documents to which it is party and has taken all necessary company or other organizational action to authorize the execution, delivery and performance of the Transaction Documents to which it is party. Each of the Borrower and the Guarantor has duly executed and delivered each Transaction Document to which it is party and each Transaction Document to which it is party constitutes the legal, valid and binding agreement and obligation of it enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c)           Equity Interests and Ownership. Schedule 4.1(c) correctly sets forth the ownership interest of the Borrower, the Guarantor, and each of their Subsidiaries in their respective Subsidiaries as of the Closing Date. Except as set forth on Schedule 4.1(c), as of the Closing Date, there is no existing option, warrant, call, right, commitment or other agreement to which the Borrower or the Guarantor is a party requiring, and there is no membership interest or other Equity Interests of the Borrower or the Guarantor outstanding which upon conversion, exchange or exercise would require, the issuance by the Borrower or the Guarantor of any additional membership interests or other Equity Interests of the Borrower or the Guarantor or other Securities convertible into or exchangeable or exercisable for or evidencing the right to subscribe for or purchase, a membership interest or other Equity Interests of the Borrower or the Guarantor, and no Securities or obligations evidencing any such rights are authorized, issued or outstanding.

(d)           No Conflict. The execution, delivery and performance by each of the Borrower and the Guarantor of the Transaction Documents to which it is a party and the consummation of the transactions contemplated by the Transaction Documents do not and shall not (a) violate (i) any Applicable Law which violation would reasonably be expected to have a Material Adverse Effect, (ii) any of the organizational documents of the Borrower or the Guarantor, (iii) any order, judgment, injunction or decree of any court or other agency of government binding on the Borrower or the Guarantor, or (iv) any indenture, loan agreement, warehouse line of credit, repurchase agreement, mortgage, deed of trust, servicing contract or any other material contractual obligation of the Borrower or the Guarantor except to the extent such violation would not reasonably be expected to have a Material Adverse Effect; (b) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or the Guarantor (other than any Liens created under any of the Transaction Documents in favor of the Administrative Agent on behalf of the Secured Parties); or (c) require any approval of stockholders, members or partners or any approval or consent of any Person under any material contractual obligation of the Borrower or the Guarantor, except for such approvals or consents which have been obtained on or before the Closing Date.

(e)           Government Approvals. Except any which have been obtained, no order, consent, authorization, approval, license, or validation of, or filing recording, registration with, or exemption by, any Governmental Authority is required to authorize or is required as a condition to: (i) the execution, delivery and performance by the Borrower or the Guarantor of any Transaction Document to which it is a party or any of its obligations thereunder or (ii) the legality, validity, binding effect or enforceability of any Transaction Document to which the Borrower or the Guarantor is a party.

(f)            Solvency. Each of the Borrower and the Guarantor is solvent and will not be rendered insolvent as a result of entering into any Transaction and, after giving effect to each Transaction, will not be left with an unreasonably small amount of capital with which to engage in its business. Neither Borrower ~~and~~nor the Guarantor ~~neither~~ intend to incur, nor believe that it has incurred, debts beyond its ability to pay such debts as they mature and is not contemplating, and is not aware of any Person threatening, the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of such entity or any of its assets. Neither the Borrower nor the Guarantor is selling and/or pledging any Assets with any intent to hinder, delay or defraud any of its creditors.

(g)           True and Complete Disclosure. All information, reports, exhibits, schedules, financial statements or certificates of the Borrower, the Guarantor, or any Affiliate

thereof furnished or to be furnished to the Administrative Agent in connection with the initial or any ongoing due diligence of the Borrower, the Guarantor, or any Affiliate thereof, or the negotiation, preparation, or delivery of the Transaction Documents, are true and complete in all material respects. The written information (other than financial projections, forward looking statements, and information of a general economic or industry specific nature) that has been made available to the Administrative Agent or any Lender by or on behalf of the Borrower, the Guarantor, or any Affiliate thereof in connection with the Transactions hereunder, when taken as a whole, does not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in the light of the circumstances under which such statements are made; provided that with respect to projected financial information, the Borrower represents on behalf of itself and each Subsidiary, only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time, it being understood that such projections as to future events are not to be viewed as facts and that actual financials during the period or periods covered by any such projections may differ from the projected results.

(h)           Financial Statements. The financial statements of the Borrower and of the Guarantor delivered to the Administrative Agent on or prior to the Closing Date fairly present in all material respects on a consolidated basis the assets, liabilities and financial position of the Borrower and the Guarantor as at the dates of such financial statements, and the results of the operations and changes of financial position for the periods then ended (other than customary year-end adjustments for unaudited financial statements). For the avoidance of doubt, the financial statements described in the preceding sentence (the receipt of which is hereby acknowledged by the Administrative Agent) consist of copies of (~~a~~i) each of the Borrower’s and Guarantor’s balance sheets for the fiscal years of Borrower and Guarantor ended December 31, 2016 and December 31, 2017 and the related statements of income, cash flows, and shareholders’ equity for Borrower and Guarantor for such fiscal years, with the opinion thereon of Borrower’s and Guarantor’s independent accountants and (~~b~~ii) the Borrower’s balance sheet for the quarterly fiscal period of Borrower ended September 30, 2018 and the related statement of income for the Borrower for such quarterly fiscal period. All such financial statements are complete and correct and fairly present, in all material respects, the financial condition of the Borrower and the Guarantor and the results of their respective operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis. Since the date of the most recent financial statements referenced above for each of the Borrower and the Guarantor, there has been no Material Adverse Change in the consolidated business, operations or financial condition of the Borrower or the Guarantor from that set forth in such financial statements nor is the Borrower or the Guarantor aware of any state of facts which (with notice or the lapse of time) would or could result in any such Material Adverse Change. The Borrower and the Guarantor each have, on the date of the statements delivered pursuant to this clause (h) no material liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or material liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Borrower or the Guarantor except as heretofore disclosed to the Administrative Agent in writing.

(i)            Litigation. There is no action, proceeding or investigation pending involving the Borrower or the Guarantor or, to the best of its knowledge, threatened against the Borrower or the Guarantor before any Governmental Authority or Agency (A) asserting the invalidity of this Agreement, any Transaction Document or any transaction contemplated hereunder, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, any Transaction Document or any transaction contemplated hereunder, (C) making a claim individually or in the aggregate that would reasonably be expected to result in a Material Adverse Effect if adversely determined, (D) which requires filing with the SEC in accordance with the Exchange Act or any rules thereunder or (E) which might materially and adversely affect the validity of the Assets, the Servicing Contracts or the performance by it of its obligations under, or the validity or enforceability of, this Agreement, any Transaction Document or any Transaction contemplated hereunder.

(j)            Use of Proceeds. Each ~~Transaction~~Advance will be used to (A) purchase, in the ordinary course of business, Agency eligible MSRs and related assets, (B) pay certain fees and expenses incurred in connection with the establishment of the credit facility set forth in this Agreement, (C) subject to the provisions of Section 2.19, make cash distributions from time to time pursuant to Section 5.2(d) in an amount not exceeding the excess of the Borrowing Base over the outstanding principal amount of the Advances and (D) for general corporate purposes. The Borrower will only use the proceeds of any Advance as permitted under Section 2.3. No part of the proceeds of any Advance will be used directly or indirectly to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, in violation of any of the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System. Neither the Borrower nor the Guarantor is engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. At no time would more than 25% of the value of the assets of the Borrower or the Guarantor that are subject to any “arrangement” (as such term is used in Section 221.2(g) of such Regulation U) hereunder be represented by Margin Stock. The Borrower shall not, to its actual knowledge, use the proceeds of any Transaction to purchase any asset or securities from, or otherwise transfer the proceeds of the Transaction to, an “affiliate” of any Lender, as such term is defined in 12 C.F.R. Part 223.

(k)           Accounts. The account number of the Borrower’s Account is specified on Schedule I attached hereto, as updated pursuant to Section 8.1. Borrower will keep the Collection Account and the Borrower’s Account segregated and such accounts will not be commingled.

(l)            ERISA. Except as would not reasonably be expected to result in a Material Adverse Effect, no ERISA Event has occurred or is reasonably expected to occur. Neither the Borrower nor the Guarantor is (i) an employee benefit plan as defined in Section 3 of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code or a “governmental plan” within the meaning of Section 3(32) of ERISA, (ii) subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans or (iii) holding assets that constitute “plan assets” within the meaning of 29 C.F.R. Section 2510.3-101, as modified in application by Section 3(42) of ERISA.

(m)          The Servicing Contracts. The Borrower has delivered to the Administrative Agent a copy of (x) each of the Servicing Contracts, the Initial Acknowledgment Agreement or Acknowledgment Agreements (as applicable) and (y) all amendments, restatements, supplements or other modifications thereto that could reasonably be expected to adversely affect the Collateral or the Administrative Agent’s interest therein or result in a Material Adverse Effect, and the Borrower hereby certifies that the copies delivered to the Administrative Agent by the Borrower are true, correct and complete. Each such document to which the Borrower is a party has been duly executed and delivered by the Borrower and is in full force and effect, and no default or event of default (howsoever defined) has occurred and is continuing thereunder, except where the occurrence and continuance of such default or event of default would not reasonably be expected to result in a Material Adverse Effect.

(n)           Forms of Servicing Contracts. Each of the Servicing Contracts have been executed on the respective Agency’s standard forms, which incorporates the related Agency Guide with no amendment to such Servicing Contract that would grant the related Agency additional or more favorable rights to terminate the servicer from those rights specified in the related Agency Guide.

(o)           Taxes. Each of the Borrower, the Guarantor, and their respective Subsidiaries have duly and timely filed or caused to be duly and timely filed all material federal, state, provincial, territorial, foreign and other tax returns and reports required to be filed under applicable law, and has timely paid all material federal, state, provincial, territorial, foreign and other Taxes levied or imposed upon it or its properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP. No material tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any material amount of such Tax.

(p)           Agreements. None of the Borrower, the Guarantor, nor any Subsidiary of the Borrower is a party to any agreement, instrument, or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 4.1(h). None of the Borrower, the Guarantor, nor any Subsidiary of the Borrower is in breach or default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a Material Adverse Effect on the Borrower or the Guarantor. There are no breaches or defaults under the Transaction Documents to which it is a party or the Servicing Contracts. No holder of any indebtedness of the Borrower, the Guarantor, or any of their Subsidiaries has given notice of any asserted default thereunder.

(q)           Other Indebtedness. All Indebtedness (other than Indebtedness evidenced by this Agreement) of Borrower and of the Guarantor existing on the ~~Closing~~First Amendment Effective Date is as described in Schedule 4.1(q).

(r)            No Material Adverse Effect. Since September 30, 2018, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.

(s)           Investment Company Act. Neither the Borrower nor the Guarantor is required to register as an “investment company” within the meaning of the 1940 Act. Borrower and Guarantor are relying on Section 3(c)(5)(c) or Section 3(c)(6) as the exemption from the definition of “investment company” of the 1940 Act.

(t)            Covered Fund. Neither the Borrower nor the Guarantor is a “covered fund” under Section 13 of the Bank Holding Company Act of 1956, as amended.

(u)           Properties; Security Interest. Each of the Borrower and Guarantor has good title to, valid leasehold interests in, or valid licenses to use, all of its properties and assets necessary in the ordinary conduct of its business, including all of the Collateral, and (i) the MSR Collateral is free and clear of Liens other than Permitted MSR Collateral Liens, and (ii) all other Collateral is free and clear of Liens other than Permitted Collateral Liens. Once executed and delivered, this Agreement creates, as security for the Obligations, a valid and enforceable and (coupled with the Account Control Agreement and the taking of all actions required hereunder and thereunder) perfected security interest in and Lien on all of the Collateral, in favor of the Administrative Agent, for the benefit of the Secured Parties, superior to and prior to the rights of all third persons and subject to no other Liens, except that the Collateral may be subject to the Agency Requirements.

(v)           Environmental Matters. None of the Borrower, the Guarantor, nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to any Environmental Law, any Environmental Claim, or any Hazardous Materials activity that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor the Guarantor has received any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9604) or any comparable state law. To each of the Borrower’s and the Guarantor’s knowledge, there are and have been no conditions, occurrences, or Hazardous Materials activities which would reasonably be expected to form the basis of an Environmental Claim against the Borrower or the Guarantor that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. None of the Borrower, the Guarantor, or to their knowledge, any of their respective predecessors, have filed any notice under any Environmental Law indicating past or present treatment of Hazardous Materials at any Mortgaged Property, and none of the Borrower’s or Guarantor’s operations involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state equivalent. Compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. To each of the Borrower’s and Guarantor’s knowledge, no event or condition has occurred or is occurring with respect to the Borrower or the Guarantor relating to any Environmental Law, any release of Hazardous Materials or any Hazardous Materials activity which individually or in the aggregate has had, or would reasonably be expected to have, a Material Adverse Effect. No Lien imposed pursuant to any Environmental Law has attached to any Collateral or MSRs and, to the knowledge of the Borrower and the Guarantor, no conditions exist that would reasonably be expected to result in the imposition of such a Lien on any Collateral or MSRs.

(w)          OFAC and PATRIOT Act. None of the Borrower, the Guarantor, nor any of their officers, directors or employees appears on the Specially Designated Nationals and Blocked Persons List published by the Office of Foreign Assets Control (“OFAC”) or is otherwise a person with which any U.S. person is prohibited from dealing under the laws of the United States, unless authorized by OFAC. Neither the Borrower nor the Guarantor conducts business or complete transactions with the governments of, or persons within, any country under economic sanctions administered and enforced by OFAC. Neither the Borrower nor the Guarantor will directly or indirectly use the proceeds from this Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person to fund any activities of or business with any person that, at the time of such funding, is the subject of economic sanctions administered or enforced by OFAC, or is in any country or territory that, at the time of such funding or facilitation, is the subject of economic sanctions administered or enforced by OFAC. Neither the Borrower nor the Guarantor is in violation of Executive Order No. 13224 or the PATRIOT Act.

(x)           Foreign Corrupt Practices Act. None of the Borrower, the Guarantor, or any director, officer, agent or employee of the Borrower or Guarantor, has used any of the proceeds of any Advance (i) for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) to make any direct or indirect unlawful payment to any government official or employee from corporate funds, (iii) to violate any provision of the U.S. Foreign Corrupt Practices Act of 1977 or similar law of a jurisdiction in which the Borrower or Guarantor conducts its business and to which they are lawfully subject or (iv) to make any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(y)           Servicing Contracts. Each Servicing Contract is in full force and effect, and Borrower has not been terminated as the servicer under any Servicing Contract.

(z)           Risk Management Policy. The Borrower has duly adopted, in accordance with its internal risk policies, a risk management policy, which is in full force and effect. A copy of such risk management policy has been previously delivered to Administrative Agent (for distribution to Lenders), and certified by a Responsible Officer of the Borrower as being a true and correct copy in full force and effect.

(aa)         Agency Approvals; Servicing Facilities. The Borrower has adequate financial standing, servicing facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same types as may from time to time constitute Mortgage Loans and in accordance with Accepted Servicing Practices. The Borrower is approved by each of Fannie Mae and Freddie Mac as an approved seller/servicer, approved by Ginnie Mae as an approved issuer, and, to the extent necessary, approved by the Secretary of HUD pursuant to Sections 203 and 211 of the National Housing Act, as amended. In each such case, the Borrower is in good standing, with no event having occurred, including a change in insurance coverage which would either make the Borrower unable to comply with the eligibility requirements for maintaining all such applicable approvals or require notification to any Agency or to HUD, FHA or VA. Should the Borrower for any reason cease to possess all such applicable approvals, or should notification to any Agency or to HUD, FHA or VA be required, the Borrower shall immediately notify Administrative Agent immediately in writing.

(bb)        Representations Concerning the Collateral. (1) Neither the Borrower nor the Guarantor has assigned, pledged, conveyed, or encumbered any Collateral hereunder to any other Person (except to the extent any such pledge has been released prior to the grant of any security interest thereon hereunder), and immediately prior to the pledge of any such Collateral, the Borrower or the Guarantor, as applicable, was the sole owner of such Collateral and had good and marketable title thereto, free and clear of all Liens other than a first priority Lien in favor of the Administrative Agent.

(i)            All information concerning all Collateral set forth on the Schedule of Assets were, are or will be (as applicable) pledged to the Administrative Agent, for the benefit of the Lenders will be complete and correct in all material respects as of the date of such Schedule of Assets.

(ii)           Upon the filing of financing statements on Form UCC-1 naming the Administrative Agent as “Secured Party” and the Borrower or the Guarantor (as applicable) as “Debtor”, and describing the Collateral, in the appropriate jurisdictions, the Administrative Agent, for the benefit of the Lenders, will have a duly perfected first priority security interest under the UCC in all right, title, and interest of the Borrower and the Guarantor in, to and under, subject, in all cases, to the Agency Requirements, the Collateral to the extent a security interest therein can be perfected by a UCC filing.

(iii)          All filings and other actions necessary to perfect the security interest in the Collateral created under this Agreement under the UCC have been duly made or taken and are in full force and effect. Subject to the Agency Requirements, the Borrower and the Guarantor are the legal and beneficial owners of the Collateral hereunder free and clear of any Lien, other than as permitted by and any rights retained by the Agencies pursuant to the Agency Requirements.

(iv)          Subject only to the Agency Requirements, the Borrower and the Guarantor have the full right, power and authority to pledge the Collateral.

ARTICLE V~~ARTICLE V~~

COVENANTS

Section 5.1      Affirmative Covenants. Each of the Borrower and the Guarantor covenants and agrees that, until each Loan Note and all other Obligations (other than contingent obligations not then due) hereunder have been paid in full and the Commitments have been terminated:

(a)           Financial Covenants.

(i)            Minimum Liquidity. Each of the Borrower and its Subsidiaries and the Guarantor shall ensure that, as of the last day of each calendar month ending after the Closing Date, it has Cash and Cash Equivalents at such time in an amount not less than the greater of (i) [***], or (ii) such amount as is set forth in any repurchase agreement or credit facility that the Borrower, the Guarantor, or any of their respective Subsidiaries has in place with any Person other than the Administrative Agent or an Affiliate of Administrative Agent (such amount, the “Minimum Liquidity Amount”).

(ii)           Minimum Adjusted Tangible Net Worth. Each of the Borrower and its Subsidiaries and the Guarantor shall maintain, as of the last day of each calendar month ending after the Closing Date, Adjusted Tangible Net Worth not less than the greater of (i) [***], or (ii) such amount as is set forth in any repurchase agreement or credit facility that the Borrower, the Guarantor, or any of their respective Subsidiaries has in place with any Person other than the Administrative Agent or an Affiliate of Administrative Agent.

(iii)          Corporate Debt to Tangible Net Worth. Each of the Borrower and its ~~Subsidaries~~Subsidiaries and the Guarantor shall maintain, as of the last day of each calendar month ending after the Closing Date, a Corporate Debt to Tangible Net Worth Ratio not to exceed the lesser of (i) [***], or (ii) such amount as is set forth in any repurchase agreement or credit facility that the Borrower, the Guarantor, or any of their respective Subsidiaries has in place with any Person other than the Administrative Agent or an Affiliate of Administrative Agent.

(b)           Reporting Requirements. The Borrower and the Guarantor will furnish to the Administrative Agent for delivery to each Lender:

(i)            within (~~a~~A) 120 days after the close of each fiscal year of the Borrower and the Guarantor, the unqualified audited consolidated balance sheet of the Borrower and of the Guarantor and their consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, of stockholders’ equity (which shall be on a consolidated basis and there shall be no consolidating statements of stockholders’ equity required hereunder) and of cash flows for such fiscal year (which shall be on a consolidated basis and there shall be no consolidating statements of cash flows required hereunder), in each case, setting forth comparative figures for the preceding fiscal year, prepared in accordance with GAAP prepared by a Nationally Recognized Accounting Firm and (~~b~~B) forty-five (45) days after the end of each of its fiscal quarters other than the fiscal quarter ending December 31 of each fiscal year, the unaudited consolidated balance sheets and income statements for such fiscal quarter on a year-to-date basis for the Borrower and the Guarantor and their consolidated subsidiaries;

(ii)            romptly, copies of any annual financial projections prepared by or on behalf of the Borrower or Guarantor and approved by the board of directors of the Borrower or Guarantor, as applicable;

(iii)          [reserved]; and

(iv)          at the time of delivery of the financial statements described pursuant to clause (i), the Borrower and Guarantor shall deliver to the Administrative Agent and each Lender a Compliance Certificate that (~~a~~A) attaches an updated Schedule of Assets as of the preceding fiscal quarter or date of such Advance and (~~b~~B) certifies that the representations and warranties set forth in Section 4.1 are true and correct on and as of the date of such certification; provided that, with the consent of the Administrative Agent not to be unreasonably withheld the Borrower may, but shall not be obligated to, deliver to the Administrative Agent updated versions of the Schedule of Assets on a more frequent basis if it chooses to do so.

(c)           Acknowledgment Agreements. The ~~Borrowers~~Borrower shall make commercially reasonable efforts to enter into the Acknowledgment Agreements with each Agency as soon as possible. Such Acknowledgment Agreements shall be in form and substance reasonably satisfactory to the Lender.

(d)           Servicing Contract and Acknowledgment Agreement Amendments. Within five (5) Business Days after a Responsible Officer of the Borrower or the Guarantor becomes aware of an amendment to the Servicing Contracts or the Initial Acknowledgment Agreement or any Acknowledgment Agreements (as applicable) that could reasonably be expected to materially and adversely affect the Collateral or the Administrative Agent’s interest therein or result in a Material Adverse Effect, to the extent permitted by the applicable Agency, the Borrower shall deliver to the Administrative Agent for delivery to each Lender copies of any such amendments; provided that the Borrower shall cooperate with any requests by the Administrative Agent to deliver copies of each amendment, restatement, supplement or other modification to the Servicing Contracts or the Initial Acknowledgment Agreement or Acknowledgment Agreements (as applicable) that the Administrative Agent shall reasonably request, to the extent permitted by the applicable Agency.

(e)           Change in Responsible Officer. Promptly, but in any event within ten (10) days after there is any change in any of the chief executive officer, chief financial officer, or the head of servicing operations of the Borrower or the Guarantor, the Borrower or the Guarantor, as applicable, shall notify the Administrative Agent thereof.

(f)            Notice of Default. Promptly (but in any event within [***] upon a Responsible Officer of the Borrower or of the Guarantor obtaining knowledge (i) of any condition or event that constitutes an Event of Default or that notice has been given to the Borrower or the Guarantor with respect thereto; (ii) of any condition or event that constitutes an “event of default” under any Indebtedness or that notice has been given to any party thereunder with respect thereto; (iii) of the occurrence of any ERISA Event that, either individually or together with any other ERISA Events, could reasonably be expected have a Material Adverse Effect or (iv) of the occurrence of any event or change that has results in or could reasonably be expected to result in a Material Adverse Effect, a certificate of a Responsible Officer specifying the nature and period of existence of such condition, event or change, or specifying the notice given and action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action the Borrower and/or the Guarantor has taken, is taking and proposes to take with respect thereto.

(g)           Maintenance of List Assets. Borrower shall at all times maintain a current list (which may be stored in electronic form) of all Assets.

(h)           Records. Borrower shall collect and maintain or cause to be collected and maintained all Records relating to the Assets in accordance with industry custom and practice for assets similar to the Assets, including those maintained pursuant to Section 5.1(i), and all such Records shall be in the Borrower’s possession unless otherwise consented to in writing by the Administrative Agent. The Borrower will not allow any such papers, records or files that are an original or an only copy to leave the Borrower’s possession, except for individual items removed in connection with servicing a specific Mortgage Loan, in which event Borrower will obtain or cause to be obtained a bailee letter from a financially responsible person for any such paper, record or file. The Borrower will maintain all such Records in good and complete condition in accordance with industry practices for assets similar to the Assets and preserve them against loss.

(i)            For so long as the Administrative Agent has an interest in or lien on any Asset, Borrower will hold or cause to be held all related Records in trust for the Administrative Agent. The Borrower shall notify, or cause to be notified, every other party holding any such Records of the interests and liens in favor of Administrative Agent granted hereby.

(ii)           Upon reasonable advance notice from the Administrative Agent, Borrower shall (x) make any and all such Records available to the Administrative Agent to examine any such Records, either by its own officers or employees, or by agents or contractors, or both, and make copies of all or any portion thereof, and (y) permit the Administrative Agent or its authorized agents to discuss the affairs, finances and accounts of the Borrower with its chief operating officer, chief financial officer and the independent certified public accountants of the Borrower.

(i)            Books. Borrower and Guarantor shall keep or cause to be kept in reasonable detail books and records of account of its assets and business.

(j)            UCC Matters; Protection and Perfection of Security Interests. Each of the Borrower and the Guarantor agree promptly to notify the Administrative Agent in writing of any change (i) in its legal name, (ii) in its identity or type of organization or corporate structure or (iii)     in the jurisdiction of its organization, in each case, within ten (10) days of such change. The Borrower and the Guarantor agree that from time to time, at the Borrower’s cost and expense, to promptly execute and deliver all further instruments and documents, and take all further action reasonably required by the Administrative Agent (a) to perfect, protect or more fully evidence the Administrative Agent’s security interest in the Assets acquired by the Borrower or (b) to enable the Administrative Agent to exercise or enforce any of its rights hereunder, under any other Transaction Document. Without limiting the Borrower’s obligation to do so, the Borrower and the Guarantor hereby irrevocably authorize the filing of such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as the Administrative Agent may reasonably require. Each of the Borrower and the Guarantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, naming the Borrower or the Guarantor as debtor, relative to all or any of the Collateral now existing or hereafter arising without the signature of the Borrower or the Guarantor where permitted by law. A carbon, photographic or other reproduction of this Agreement, or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement.

(k)           Access to Certain Documentation and Information Regarding the Assets. The Borrower and Guarantor shall permit the Administrative Agent or its duly authorized representatives or independent contractors, upon reasonable advance notice to the Borrower or Guarantor, as applicable, and subject to all applicable Agency procedures and restrictions, (i) access to documentation that the Borrower or Guarantor may possess regarding the Eligible Assets, (ii) to visit the Borrower or Guarantor, and to discuss its affairs, finances and accounts (as they relate to their respective obligations under this Agreement and the other Transaction Documents) with the Borrower, the Guarantor, their respective officers, and independent accountants (subject to such accountants’ customary policies and procedures) and (iii) to examine the books of account and records of the Borrower and the Guarantor, as they relate to the Assets, to make copies thereof or extracts therefrom, all at such reasonable times and during regular business hours of the Borrower or the Guarantor (as applicable). The Administrative Agent may perform the functions set forth above no more than once per year for each of the Borrower and Guarantor, or at any time following a Potential Event of Default or an Event or Default, at the Administrative Agent’s determination, and under any circumstance, at the cost and expense of the Borrower. Such representatives or independent contractors shall use commercially reasonable efforts to avoid interruption of the normal business operations of the Borrower and Guarantor. Notwithstanding anything to the contrary in this Section 5.1(k), (~~i~~A) the Borrower and Guarantor, will not be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (x)    constitutes non-financial trade secrets or nonfinancial proprietary information, (y) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by law or any binding confidentiality agreement or (z)   is subject to attorney-client or similar privilege or constitutes attorney work product and ~~(ii~~B) so long as an Event of Default has not occurred, the Borrower and the Guarantor shall have the opportunity to participate in any discussions with the Borrower’s and the Guarantor’s independent accountants.

(l)            Existence and Rights; Compliance with Laws; Agency Approvals. Each of the Borrower and the Guarantor shall (i) preserve and keep in full force and effect its corporate existence, and any material rights, permits, patents, franchises, licenses, approvals and qualifications required for it to conduct its business activities, and (ii) maintain adequate financial standing, servicing facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same types as may from time to time constitute Mortgage Loans and in accordance, in all material respects, with Accepted Servicing Practice sand the terms of the Servicing Contracts. Each of the Borrower and the Guarantor shall comply with all Applicable Laws except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. The Borrower shall maintain its status with each Agency as an approved seller/servicer, and shall be in good standing with each Agency in accordance with Applicable Law and all rules, policies, procedures and standards of such Agency (collectively, “Agency Approvals”). The Borrower shall service all Assets in accordance with the Agency Guides in all material respects. Should the Borrower, (~~i~~A) receive written notice of any default or notice of termination of servicing for cause under a Servicing

Contract, or (~~ii~~B) for any reason, cease to possess all such applicable Agency Approvals, or should notification to the relevant Agency or to HUD, FHA or VA as described in Section 4.1(aa) be required, the Borrower shall so notify Administrative Agent in writing within three (3) Business Days. Notwithstanding the preceding sentence, the Borrower shall take all necessary action to maintain all of its applicable Agency Approvals at all times during the term of this Agreement.

(m)          Taxes. Each of the Guarantor, the Borrower and its Subsidiaries shall duly and timely file or cause to be duly and timely filed, all material federal, state, provincial, territorial, foreign and other income Tax returns and all other material tax returns required to be filed under Applicable Law, and shall pay when due all Taxes imposed upon it or any of its respective properties or which it is required to withhold and pay over, and provide evidence of such payment to the Administrative Agent if requested; provided that neither the Borrower nor the Guarantor shall be required to pay any such Tax that is being contested in good faith by proper actions diligently conducted if (i) it has maintained adequate reserves with respect thereto in accordance with GAAP and (ii) in the case of a Tax that has or may become a Lien that is not a Lien permitted hereunder against any of the Collateral, such proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax.

(n)           Maintenance of Properties. Each of the Borrower and the Guarantor shall ensure that its material properties and equipment used or useful in its business in whosoever’s possession they may be, are kept in reasonably good repair, working order and condition, normal wear and tear and casualty excepted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(o)           Servicing Portfolio. Borrower shall not permit the Portfolio Delinquency Rate with respect to any three-month period for its Fannie Mae or Freddie Mac servicing portfolios to exceed [***]. Borrower shall not permit the Portfolio Delinquency Rate with respect to any three-month period for its Ginnie Mae servicing portfolios to exceed [***].

(p)           Trigger Event Asset Sale. The Borrower shall, within one (1) Business Day notify the Administrative Agent in the event that it has voluntarily relinquished or delivered notice of its intent to sell or transfer Servicing Contract rights constituting more than [***] of the aggregate Servicing Contract rights of the Borrower with respect to any Agency, in any event without the Administrative Agent’s prior express written consent.

(q)           [Reserved].

(r)            Modification of the Servicing Contracts. Unless required by an Agency or to the extent necessary to maintain Agency Approvals pursuant to Section 5.1(l), the Borrower shall not consent with respect to the Servicing Contract related to any Asset to amend, modify, waive any provision of or otherwise change any Servicing Contract or enter into any new Servicing Contract related to any Asset, except any such amendments, modifications, waivers or changes or any such new agreements or arrangements that could not reasonably be expected, individually or in the aggregate, to materially and adversely affect the Collateral or the Administrative Agent’s interest therein or result in a Material Adverse Effect.

(s)            No Subservicing. Borrower shall not permit any of the Assets to be subject to any servicing contract or subservicing arrangement, other than as permitted by a Servicing Contract and subject to the prior written consent of Administrative Agent.

(t)            Quality Control. Borrower shall maintain an internal quality control program that verifies, on a regular basis, the existence and accuracy of all legal documents, credit documents, property appraisals, and underwriting decisions related to MSRs and Advanced Reimbursement Amounts. Such program shall be capable of evaluating and monitoring the overall quality of the Borrower’s servicing activities. Such program shall guard against (i) dishonest, fraudulent, or negligent acts; and (ii) errors and omissions by officers, employees, or other authorized persons.

(u)           [Reserved].

(v)           [Reserved].

(w)           Insurance. The Borrower and the Guarantor shall maintain or cause to be maintained, at its own expense, insurance coverage as is customary, reasonable and prudent in light of the size and nature of the Borrower’s and Guarantor’s business as of any date after the Closing Date. Each of the Borrower and the Guarantor shall be deemed to have complied with this provision if one of its Affiliates has such policy coverage and, by the terms of any such policies, the coverage afforded thereunder extends to the Borrower or the Guarantor, as applicable. Upon the request of the Administrative Agent at any time subsequent to the Closing Date, the Borrower and the Guarantor shall cause to be delivered to the Administrative Agent, a certification evidencing the Borrower’s and the Guarantor’s coverage under any such policies.

(x)           [***]

(y)           [Reserved.]

(z)           [Reserved.]

(aa)          [Reserved.]

(bb)         Monthly Report. No later than the fifteenth (15th) day of each calendar month or, if such fifteenth (15th) day is not a Business Day, the next succeeding Business Day, Borrower shall deliver to the Administrative Agent a report substantially in the form set forth on Exhibit F attached hereto (the “Monthly Report”) which shall contain:

(i)            detailed accounting of Collections for the immediately preceding Collection Period, as applicable;

(ii)           the number of Mortgage Loans contained in each Portfolio subject to this Agreement as of the last date of the calendar month preceding the delivery of such Monthly Report;

(iii)          the unpaid principal balance of all Portfolios serviced by the Borrower;

(iv)          the payments made with respect to each Portfolio and Mortgage Loans contained therein, shown as a change in their unpaid principal balance;

(v)           the payoff with respect to the existing Portfolios serviced by the Borrower and Mortgage Loans contained therein, shown as a change in their unpaid principal balance;

(vi)          the number of Mortgage Loans contained in each Portfolio that have been added or paid off, including their paid off principal balance;

(vii)         a detailed calculation of the Financial Covenants, and accompanying Compliance Certificate;

(viii)        copies of all internal and external valuations of the Borrower’s Fannie Mae MSRs, Freddie Mac MSRs, and Ginnie Mae MSRs since delivery of the prior Monthly Report; for the avoidance of doubt, this includes the results of all third-party valuation reports prepared by or on behalf of the Borrower upon which any internal valuations of the Borrower’s Fannie Mae MSRs, Freddie Mac MSRs, and Ginnie Mae MSRs were made;

(ix)           compliance with the Events of Default hereunder as of the last day of the immediately preceding month; and

(x)            a copy of the most recently received monthly account statement relating to the Collection Account described in the Account Control Agreement.

~~●~~              With respect to Section 5.1(bb)(vii), Section 5.1(bb)(viii) such financial calculation shall be based on the Borrower’s most recently available unaudited monthly financial statements, which shall be as of the end of the last day of the second immediately preceding month. Notwithstanding the foregoing, the Monthly Report provided to an Agency shall be based upon, and shall include information only with respect to Mortgage Loans included in the applicable Portfolio subject to the Servicing Contract with such Agency, except that the portions of such report referred to in clauses (ii) and (iv) above shall apply to all Mortgage Loans included in any portfolio.

Section 5.2        Negative Covenants. Each of the Borrower and the Guarantor covenants and agrees that, until each Loan Note and all other Obligations (other than contingent obligations not then due) hereunder have been paid in full and the Commitments have been terminated, the Borrower and the Guarantor will not:

(a)            Sales, Liens, Etc. Except as permitted hereunder, sell, assign (by operation of law or otherwise) or otherwise Dispose of, or create or suffer to exist any Lien upon or with respect to, the Collateral; provided that notwithstanding anything to the contrary herein, this Section 5.2(a) shall not prohibit (i) (x) any Lien on MSR Collateral that constitutes a Permitted MSR Collateral Lien, or (y) any Lien on any other Collateral that constitutes a Permitted Collateral Lien, (ii) any sale, assignment or disposition that is not expressly restricted pursuant to the terms hereof, or (iii) any Permitted Disposition.

(b)           Additional Indebtedness. Neither the Borrower nor the Guarantor shall enter into any Indebtedness other than Permitted Indebtedness.

(c)           [Reserved].

(d)           Dividends, Etc. Make, directly or indirectly, declare or pay any dividends or make any other payment or distribution (in cash, property, or obligations) on account of the Borrower’s or the Guarantor’s Equity Interests, or redeem, purchase, retire, or otherwise acquire any of its Equity Interests, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its Equity Interests or for any redemption, purchase, retirement, or other acquisition of any of its Equity Interests, or undertake any new obligation (contingent or otherwise) to do any of the foregoing if any Potential Event of Default or Event of Default exists or will exist after giving effect thereto, or during an Acknowledgment Agreement Holiday Period or an Acknowledgment Agreement Trigger Period.

(e)            Prohibition of Fundamental Changes. (i) Merge or consolidate or amalgamate, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) unless (x) such merger, consolidation or amalgamation does not result in a Change of Control or (y) the Borrower or the Guarantor (as applicable) is the sole surviving entity of such merger, consolidation or amalgamation, or (ii) sell all or substantially all of its assets; provided that notwithstanding anything to the contrary herein, this Section 5.2(e) shall not prohibit the dissolution of NM Holdings LLC after the Closing Date.

(f)             Material Change in Business. The Borrower and the Guarantor shall not make any material change in the nature of its business as carried on at the Closing Date and business activities that are reasonably related, ancillary or complementary thereto or reasonable developments or extensions thereof or in connection with the Asset Management Strategy.

(g)            Change in Organizational Documents. Amend, modify or otherwise change any of its organizational documents in any material respect, except any such amendments, modifications or changes or any such new agreements or arrangements that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; provided that, the Borrower and the Guarantor shall deliver written notice to the Administrative Agent within thirty (30) days of any material amendment to its organizational documents.

(h)            Transactions with Affiliates. Enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions contemplated by the Transaction Documents, (ii)    any other transactions (including the lease of office space or computer equipment or software by the Borrower or the Guarantor from an Affiliate and the sharing of employees and employee resources and benefits) (a) in the ordinary course of business or as otherwise permitted hereunder, (b) pursuant to the reasonable requirements and purposes of the Borrower’s business or the Guarantor’s business, as applicable, (c) upon fair and reasonable terms (and, to the extent material, pursuant to written agreements) that are consistent with market terms for any such transaction and (d) permitted by Sections 5.2(a), (d), (e) or (f), (iii) employment and severance arrangements and health, disability and similar insurance or benefit plans between the Borrower or the Guarantor and their respective directors, officers, employees in the ordinary course of business, (iv) transactions pursuant to the Asset Management Strategy and (v) the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, managers, consultants, officers and employees of the Borrower or the Guarantor to the extent attributable to the ownership or operation of the Borrower or the Guarantor.

(i)            Sale and Lease-Backs. Enter into any arrangement, directly or indirectly, with any Person whereby the Borrower or the Guarantor shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred if any Potential Event of Default or Event of Default exists or will exist after giving effect thereto (including that no Borrowing Base Deficiency or Funding Base Deficiency shall have occurred and be continuing at such time).

(j)            Amendments to Transaction Documents. Amend, modify, supplement or otherwise change, waive or grant any consent in respect of any of the terms or provisions of any Transaction Document other than amendments, modifications, supplements or other changes made in accordance with the terms of the applicable Transaction Document.

(k)            Fiscal Year. Change its fiscal year-end from December 31 or change its method of determining fiscal quarters.

(l)             Collection Account. (i) Close the Collection Account, (ii) permit (A) any property that is not Collateral to be deposited in the Collection Account or (B) any Collateral (other than the Base Servicing Fee) to be deposited into an account other than the Collection Account free and clear of all Ginnie Mae rights and other restrictions on transfer under applicable Ginnie Mae guidelines, or (iii) during an Acknowledgment Agreement Trigger Period or following (A) delivery of an Activation Notice by the Administrative Agent, (B) the Availability Period, or (C) the occurrence and during the continuation of an Event of Default, withdraw funds from the Collection Account for any purpose without the Administrative Agent’s consent.

(m)           Assignment. Except as expressly permitted herein and in the Transaction Documents, sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge, hypothecate or grant a security interest in or lien on or otherwise encumber (except as otherwise permitted by this Agreement and the other Transaction Documents), any of the Assets or any interest therein, provided, that the Borrower may encumber, sell, transfer or otherwise dispose of any MSRs or other Assets which have been released from the Collateral. Notwithstanding the foregoing, but subject to Section 2.10, (A) (i) the Borrower shall have the right to sell, assign or otherwise transfer to any Person any and all Mortgage Loans on a “servicing-released” basis, (ii) the servicing rights related thereto shall not be MSRs, and (iii) the servicing and other rights related thereto shall in no event be included as Collateral or in a Portfolio or be subject to the Liens of the Administrative Agent, and (B) the Borrower shall have the right to sell, assign or otherwise transfer to any Person the servicing rights related to any and all Mortgage Loans (and the servicing rights thereto shall not be MSRs and shall in no event be included as Collateral or be subject to the Liens of the Administrative Agent), to the extent such transaction is a voluntary partial cancellation of the applicable Servicing Contract pertaining to delinquent Mortgage Loans.

(n)           Investments. None of the Borrower, the Guarantor, or their respective Subsidiaries shall enter into any new Investments in the event that a Borrowing Base Deficiency has occurred and is continuing or would occur after giving effect to any new Investment.

ARTICLE VI~~ARTICLE VI~~

EVENTS OF DEFAULT

Section 6.1       Events of Default. The occurrence of any of the following specified events shall constitute an event of default under this Agreement (each, an “Event of Default”):

(a)            Non-Payment. The Borrower or the Guarantor shall fail to (i) make any payment required pursuant to Section 2.9(a) beyond the applicable dates on which such payment is due (after giving effect to any grace or cure period set forth in Section 2.9), (ii) make any required payment of principal when due hereunder and such failure remains unremedied for a period of [***] after the earlier of (a) written notice of such failure shall have been given to the Borrower or the Guarantor by the Administrative Agent or any Lender or (b) the date upon which a Responsible Officer of the Borrower or the Guarantor obtained knowledge of such failure, (iii) make any required payment of any interest or Non-Usage Fee when due and such failure remains unremedied for a period of [***] after the earlier of (a) written notice of such failure shall have been given to the Borrower or the Guarantor by the Administrative Agent or any Lender or (b) the date upon which a Responsible Officer of the Borrower or the Guarantor obtained knowledge of such failure, or (iv) make any required payment of any other fee or other amount payable hereunder or under any other Transaction Document when due and such failure remains unremedied for a period of [***] after the earlier of (a) written notice of such failure shall have been given to the Borrower or the Guarantor by the Administrative Agent or any Lender or (b) the date upon which a Responsible Officer of the Borrower or the Guarantor obtained knowledge of such failure.

(b)           Representations. Any representation or warranty made or deemed made by any of the Borrower or Guarantor herein or in any other Transaction Document (after giving effect to any qualification as to materiality set forth therein, if any) shall prove to have been false and misleading when made or any Monthly Report or Compliance Certificate delivered hereunder shall prove to have been false and misleading in any material respect when made (other than the representations and warranties set forth in Section 4.1(bb) which shall be considered solely for the purpose of determining the Administrative Agent Asset Value of the Eligible Assets, unless the Borrower or the Guarantor shall have made any such representations and warranties with knowledge that they were materially false or misleading at the time made).

(c)            Covenants. (i) The Borrower or the Guarantor shall fail to perform or observe the Financial Covenants (subject to Section 6.3) or any negative covenant under Section 5.2, (ii) the Borrower or the Guarantor shall fail to perform or observe the covenants set forth in Sections 5.1(b), (d)-(f), (j), (l) (solely with respect to any notice requirements therein), (p), or (bb), and such failure shall continue unremedied for [***] after the earlier of (A)   a written notice of such failure shall have been given to the Borrower or the Guarantor by the Administrative Agent or any Lender or (B) the date upon which a Responsible Officer of the Borrower or Guarantor obtained knowledge of such failure (and giving effect to any grace or other cure periods set forth therein), or (iii) except as set forth in clauses (i) and (ii) hereof, the Borrower or the Guarantor shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in any other Transaction Document, and, such failure shall continue unremedied for [***] after the earlier of (A) a written notice of such failure shall have been given to the Borrower or the Guarantor by the Administrative Agent or any Lender or (B) the date upon which a Responsible Officer of the Borrower or Guarantor obtained knowledge of such failure.

(d)           Insolvency Event. An Insolvency Event shall have occurred with respect to the Borrower or the Guarantor.

(e)            Security Interest. The Administrative Agent, for the benefit of the Lenders, ceases to have a first priority perfected security interest in any portion of the Collateral.

(f)            Judgments. There shall remain in force, undischarged (or provisions shall not be made for such discharge), unsatisfied, unbonded and unstayed for more than [***] consecutive days, or, if a stay of execution is procured, [***] days from the date such stay is lifted, any final non-appealable monetary judgment against the Borrower or the Guarantor in excess of [***] over and above the amount of insurance coverage available from a financially sound insurer that has not denied coverage.

(g)           1940 Act. The Borrower or the Guarantor becomes, or becomes Controlled by, an entity required to register as an “investment company” under the 1940 Act.

(h)            Tax Event. The Borrower or the Guarantor shall become taxable as an entity other than as it is presently taxable.

(i)             Change of Control. The occurrence of a Change of Control.

(j)             Cross Default. The Borrower, the Guarantor, or any of their direct or indirect Subsidiaries shall default under, or fail to perform as required under, or shall otherwise breach (after expiration of all applicable grace periods) the terms of any instrument, agreement or contract involving outstanding unpaid obligations of [***] or more owing by any such Person to the Lender or any of the Lender’s Affiliates (including, for the avoidance of doubt, with respect to the Portfolio Hedges and any other derivatives contracts to which such Person is a party); (ii) the failure of the Borrower or the Guarantor to make any payment when due (after expiration of all applicable grace periods) on any Indebtedness of the Borrower or the Guarantor having an aggregate principal amount outstanding of [***] or more (each, a “Material Debt Facility”) or (iii) the occurrence of any other “event of default” under any Material Debt Facility which is continuing and has not been waived by the holders of such Indebtedness.

(k)            [Reserved].

(l)             Transaction Documents. At any time after the execution and delivery thereof, (i) this Agreement or any Transaction Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or the satisfaction in full of the Obligations in accordance with the terms hereof) or shall be declared null and void, in each case for any reason other than the failure of the Administrative Agent or any Secured Party to take any action within its control or (ii) the Borrower or Guarantor shall contest the validity or enforceability of any Transaction Document in writing or deny in writing that it has any further liability under any Transaction Document to which it is a party or shall contest the validity or perfection of any Lien in any Collateral purported to be covered by this Agreement or any other Transaction Document;

(m)           Government Action. Any Governmental Authority or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the Property of the Borrower, the Guarantor, or any Affiliate thereof, or shall have taken any action to displace the management of the Borrower, the Guarantor, or any Affiliate thereof or to curtail its authority in the conduct of the business of the Borrower, the Guarantor, or any Affiliate thereof, or takes any action in the nature of enforcement to remove, limit or restrict the approval of Borrower, the Guarantor, or Affiliate thereof as an issuer, buyer or a seller/servicer of Mortgage Loans or securities backed thereby.

(n)           Material Adverse Effect; Material Impairment. Any Material Adverse Effect shall occur, in each case as determined by Administrative Agent in its sole discretion, or any other condition shall exist which, in Administrative Agent’s sole discretion, constitutes a material impairment of Borrower’s or the Guarantor’s ability to perform its obligations under this Agreement or any other Transaction Document.

(o)           [Reserved.]

(p)           Approved Mortgagee; Approved Servicer.

(i)            Borrower ceases to be:

(A)        a HUD approved mortgagee pursuant to Section 203 of the NHA or

(B)        a Freddie Mac approved servicer, a Fannie Mae approved servicer, a Ginnie Mae approved issuer, an FHA approved mortgagee, or a VA approved lender;

(ii)            HUD, FHA, VA, Fannie Mae, Freddie Mac, or Ginnie Mae, as applicable, suspends, rescinds, halts, eliminates, withdraws, annuls, repeals, voids or terminates the status of Borrower as either (1) a HUD approved mortgagee pursuant to Section 203 of the NHA or an FHA approved mortgagee pursuant to the NHA, (2) a VA approved lender, (3) a Freddie Mac approved servicer, (4) a Fannie Mae approved servicer, or (5) a Ginnie Mae approved issuer.

(iii)           Borrower receives a written notice that HUD, FHA or VA intends to take such action set forth in clauses (i) or (ii) above and such notice has not been revoked or withdrawn within fourteen (14) days.

(iv)          As distinct from and in addition to any loss of approval or actions taken by HUD, FHA, VA, Fannie Mae, Freddie Mac, or Ginnie Mae, as applicable, described in (i)-(iii), the occurrence of a Servicer Termination Event that has not been cured by the thirtieth (30th) day following the occurrence of such Servicer Termination Event.

(q)           Fraud; Violation of Requirements. (i) Borrower or Guarantor engages or has engaged in fraud or other reckless or intentional wrongdoing in connection herewith or any other Transaction Document, or any document submitted pursuant thereto or otherwise in connection with any mortgage-backed securitization, or in connection with any federal mortgage insurance or loan guaranty program, or other federal program related to any of the Mortgage Loans; or (ii) Borrower has used any payments, collections, recoveries or other funds pertaining in any way to the Mortgage Loans in violation of the requirements of a Servicing Contract.

(r)            Change to the Servicing Contracts. Any change to or default under a Servicing Contract that would result in a Material Adverse Effect on Borrower or the Guarantor.

(s)           Reserved.

Section 6.2      Remedies. ~~(a)~~(a) If any Event of Default shall then be continuing, the Administrative Agent may, in its discretion or shall, upon the written request of the Majority Lenders, by written notice to the Borrower, the Guarantor, and the Lenders, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrower or the Guarantor in any manner permitted under applicable law:

(i)             declare the Commitments terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately without any other notice of any kind; or

(ii)            declare the principal of and any accrued interest in respect of all Advances and all other Obligations owing hereunder and thereunder to be, whereupon the same shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and Guarantor;

~~●~~             provided further, that (1) upon the occurrence of any Event of Default described in Section 6.1(d), automatically, and (2) upon the occurrence of any other Event of Default, at the request of (or with the consent of) the Majority Lenders, upon notice to the Borrower by the Administrative Agent, (A) each of the following shall immediately become due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Borrower: (I) the unpaid principal amount of and accrued interest on the Advances, and (II) all other Obligations; and (B) the Administrative Agent may enforce any and all Liens and security interests created pursuant to this Agreement and any other Transaction Document, subject to the Fannie Mae Requirements and the Freddie Mac Requirements.

(b)            Without limiting the foregoing, upon any acceleration of the Obligations pursuant to this Section 6.2, the Administrative Agent, in addition to all other rights and remedies under this Agreement or otherwise, shall have all other rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, which rights shall be cumulative. The Borrower and the Guarantor agree, upon the occurrence of an Event of Default and notice from the Administrative Agent, to assemble, at their expense, all of the Collateral that is in their possession (whether by return, repossession, or otherwise) at a place designated by the Administrative Agent. All out-of-pocket costs incurred by the Administrative Agent in the collection of all Obligations, and the enforcement of its rights hereunder, including attorneys’ fees and legal expenses, shall be paid by the Borrower and guaranteed by the Guarantor. Without limiting the foregoing, upon the occurrence of an Event of Default and the acceleration of the Loans pursuant to this Section 6.2, the Administrative Agent may, to the fullest extent permitted by Applicable Law, without notice, advertisement, hearing or process of law of any kind, (i) enter upon any premises where any of the Collateral which is in the possession of the Borrower or the Guarantor (whether by return, repossession, or otherwise) may be located and take possession of and remove such Collateral, (ii) sell any or all of such Collateral, free of all rights and claims of the Borrower or the Guarantor therein and thereto, at any public or private sale, and (iii) bid for and purchase any or all of such Collateral at any such sale. Any such sale shall be conducted in a commercially reasonable manner and in accordance with Applicable Law. The Borrower and Guarantor hereby expressly waive, to the fullest extent permitted by Applicable Law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Administrative Agent of any of its rights and remedies upon the occurrence of an Event of Default. The Administrative Agent and each Lender shall have the right (but not the obligation) to bid for and purchase any or all Collateral at any public or private sale. The Borrower and the Guarantor hereby agree that in any sale of any of the Collateral, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of Applicable Law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority, and the Borrower and Guarantor further agree that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner. The Administrative Agent shall not be liable for any sale, private or public, conducted in accordance with this Section 6.2(b).

(c)            The exercise of remedies under this Section 6.2 shall be subject to the terms and conditions of the Acknowledgment Agreements.

Section 6.3      Equity Cure. Notwithstanding anything to the contrary contained in Section 6.1, for purposes of determining whether an Event of Default has occurred under Section 5.1(a)(iii), any cash contribution (in the form of common equity or subordinated debt) made to the Borrower after the last day of any calendar month and on or prior to the day that is fifteen (15) Business Days after written notice from the Administrative Agent that the Borrower is not in compliance with Section 5.1(a)(iii) as of the end of the most recently ended calendar month will, at the request of the Borrower and to the extent so requested, be included in the calculation of such covenants by increasing the Adjusted Tangible Net Worth of the Borrower (or reducing the amount of Corporate Debt to the extent such amounts are utilized to pay down Corporate Debt) solely for the purpose of determining compliance with the Corporate Debt to Tangible Net Worth Ratio covenant set forth at Section 5.1(a)(iii) at the end of such period and any subsequent period that includes such period (any such cash contribution to the extent so requested by the Borrower to be included, a “Specified Contribution”); provided that (i) no more than eight Specified Contributions will be made in the aggregate, and (ii) all Specified Contributions will be disregarded for all other purposes under the Transaction Documents (including for purposes of determining other items governed by reference to any of the Financial Covenants or the components thereof); and provided further that with respect to any Specified Contribution in the form of subordinated debt, (i) it does not mature prior to the Maturity Date, (ii) it is subordinated to the Liens securing the Obligations created pursuant to the terms of this Agreement on terms reasonably acceptable to the Administrative Agent, (iii) the interest thereon is payable-in-kind (allowing for deferment of interest payments and/or payment in the form of additional debt rather in cash), and (iv) it is otherwise on terms reasonably acceptable to the Administrative Agent.

ARTICLE VII~~ARTICLE VII~~

THE ADMINISTRATIVE AGENT

Section 7.1      Appointment; Nature of Relationship. The Administrative Agent is appointed by the Lenders as the Administrative Agent hereunder and under each other Transaction Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Transaction Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article VII. Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement and that the Administrative Agent is merely acting as the representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Transaction Documents. In its capacity as the Lenders’ contractual representative, the Administrative Agent (A) does not assume any fiduciary duties to any of the Lenders, (B) is a “representative” of the Lenders within the meaning of Section 9-102 of the UCC as in effect in the State of New York and (C) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Transaction Documents. Each of the Lenders agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender waives. The Administrative Agent shall deliver to any Lender any written information delivered by or on behalf of the Borrower or the Guarantor to the Administrative Agent in connection with the transactions contemplated by this Agreement and the other Transaction Documents promptly after any Lender’s reasonable request therefor.

Section 7.2      Powers. The Administrative Agent shall have and may exercise such powers under the Transaction Documents as are specifically delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties or fiduciary duties to the Lenders, or any obligation to the Lenders to take any action hereunder or under any of the other Transaction Documents except any action specifically provided by the Transaction Documents required to be taken by the Administrative Agent.

Section 7.3      General Immunity. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, Guarantor, or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Transaction Document or in connection herewith or therewith except to the extent such action or inaction is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from (A) the gross negligence or willful misconduct of such Person or (B) breach of contract by such Person with respect to the Transaction Documents.

Section 7.4      No Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (A) any statement, warranty or representation made in connection with any Transaction Document or any borrowing hereunder, (B) the performance or observance of any of the covenants or agreements of any obligor under any Transaction Document, (C) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered solely to the Administrative Agent, (D)   the existence or possible existence of any Event of Default or (E) the validity, effectiveness or genuineness of any Transaction Document or any other instrument or writing furnished in connection therewith. The Administrative Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or in any of the other Transaction Documents, for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability, or sufficiency of this Agreement or any of the other Transaction Documents or the transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations (including the Guarantor), the Borrower or any of their respective Affiliates.

Section 7.5      Action on Instruction of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Transaction Document in accordance with written instructions signed by the Majority Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Loan Notes. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Transaction Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

Section 7.6      Employment of Agents and Counsel. The Administrative Agent may execute any of its duties as the Administrative Agent hereunder and under any other Transaction Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Administrative Agent and the Lenders and all matters pertaining to the Administrative Agent’s duties hereunder and under any other Transaction Document.

Section 7.7      Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Loan Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

Section 7.8      The Administrative Agent’s Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify (on a pro rata basis based upon their Applicable Percentage) the Administrative Agent (A) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Transaction Documents, (B) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Transaction Documents and (C) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Transaction Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents; provided, each Lender agrees to reimburse and indemnify the Administrative Agent for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Transaction Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents related to such Lender failing to maintain the confidentiality of any materials provided by the Credit Manager and/or for taking any actions that cause the Administrative Agent to be liable to Freddie Mac under the Initial Freddie Mac Acknowledgment Agreement or Freddie Mac Acknowledgment Agreement (as applicable); and provided further that in each case no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of the Administrative Agent.

Section 7.9      Rights as a Lender. With respect to its Commitment and Advances made by it and the Loan Notes issued to it, in its capacity as a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Transaction Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders”, as applicable, shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with the Borrower, the Guarantor, or any of their Affiliates in which such Person is not prohibited hereby from engaging with any other Person.

Section 7.10     Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrower and the Guarantor, and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Transaction Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents.

Section 7.11     Successor Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders, Fannie Mae, Freddie Mac, the Borrower, and the Guarantor. Notwithstanding anything herein to the contrary, following Freddie Mac’s execution of the Initial Freddie Mac Acknowledgment Agreement and Freddie Mac’s Acknowledgment Agreement, as applicable, no resignation of the Administrative Agent shall be effective until the following conditions have been satisfied: (x) receipt of Freddie Mac’s express written consent to such resignation and satisfaction of the other terms and conditions of this Section 7.11 and of the Initial Freddie Mac Acknowledgment Agreement and Freddie Mac Acknowledgment Agreement, as applicable and (y) execution by the successor Administrative Agent, Borrower and Fannie Mae of an acknowledgment agreement (or an amendment or modification to the Fannie Mae Acknowledgment Agreement) satisfactory to Fannie Mae. The Administrative Agent may be removed at any time for cause by written notice received by the Administrative Agent from all of the other Lenders. Upon any such resignation or removal, the Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Lenders and shall have accepted such appointment within thirty (30) days after the exiting Administrative Agent’s giving notice of resignation or receipt of notice of removal, then the exiting Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent (but only if such successor is reasonably acceptable to each Lender) or petition a court of competent jurisdiction to appoint a successor Agent. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent and the execution by such successor Administrative Agent, Borrower and Fannie Mae of an acknowledgment agreement (or an amendment or modification to the Fannie Mae Acknowledgment Agreement) satisfactory to Fannie Mae, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the exiting Administrative Agent, and the exiting Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents. After any exiting Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Transaction Documents.

Section 7.12 Transaction Documents. Each Lender authorizes the Administrative Agent to enter into each of the Transaction Documents to which it is a party and each Lender authorizes the Administrative Agent to take all action contemplated by such documents in its capacity as Administrative Agent; provided that, with respect to the Credit Manager Agreement, each Lender hereunder shall execute and deliver a joinder or related agreement acknowledging acceptance of the terms thereof, on or prior to becoming a Lender hereunder. Each Lender agrees that no Lender shall have the right individually to seek to realize upon the security granted by any Transaction Document or seek to enforce or have standing to exercise any remedy against any Agency directly, it being understood and agreed that such rights and remedies may be exercised solely by the Administrative Agent for the benefit of the Lenders upon the terms of the Transaction Documents.

ARTICLE VIII~~ARTICLE VIII~~

COLLECTION ACCOUNT

Section 8.1     Collection Account.

(a)              The Borrower shall establish and maintain or cause to be maintained at the Account Bank, a segregated non-interest bearing account titled “Home Point Financial Corporation in trust for Goldman Sachs Bank USA, as Administrative Agent – FNMA/FMAC/GNMA Collection Account”, which account has been established by the Borrower for the purpose of holding cash proceeds of the Assets (including any income from the Assets related thereto other than the Base Servicing Fee from and after an Event of Default, and as to proceeds from any Transfer of Servicing limited only to Surplus Proceeds or Net Proceeds, as applicable and as defined in the Initial Acknowledgment Agreement or Acknowledgment Agreements, as applicable) for the benefit of the Lenders (such account, the “Collection Account”), such account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties. The Collection Account shall be subject at all times to the Account Control Agreement and may not be a “zero balance” account.

(b)              On each Monthly Payment Date during any Acknowledgment Agreement Trigger Period, or following (A) delivery of an Activation Notice by the Administrative Agent or (B)     the occurrence and continuation of an Event of Default, the Borrower shall cause all Servicing Fees (other than the Base Servicing Fee) and other proceeds of MSR Collateral (limited to Surplus Proceeds or Net Proceeds, as applicable, in the event of a Transfer of Servicing) to be remitted, free and clear of all Ginnie Mae rights and other restrictions on transfer under applicable Ginnie Mae guidelines, to the Collection Account no later than two (2) Business Days following receipt thereof. The Borrower may withdraw funds from the Collection Account in its discretion in the ordinary course of business, subject to the covenants set forth in Section 5.2(l). On each Monthly Payment Date during any Acknowledgment Agreement Trigger Period, or following (A) delivery of an Activation Notice by the Administrative Agent or (B) the occurrence and during the continuation of an Event of Default, all amounts on deposit in the Collection Account shall be applied pursuant to Section 2.7(c).

ARTICLE IX~~ARTICLE IX~~

GUARANTY

Section 9.1      Guaranty. (a) Guarantor hereby unconditionally and irrevocably guarantees the prompt and complete payment and performance of the Guaranteed Obligations when due (whether at the stated maturity, by acceleration or otherwise). This Guaranty is a guarantee of payment and performance and not merely a guaranty of collection.

(b)             Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable and documented out-of-pocket fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty. This Guaranty shall remain in full force and effect until any remaining Guaranteed Obligations are paid in full, notwithstanding that from time to time prior thereto the Borrower may be free from any due and payable Obligations.

Section 9.2      Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Administrative Agent or the Lenders, the Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or the Lenders against the Borrower or any other guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or the Lenders for the payment of the Guaranteed Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other guarantor or Person in respect of payments made by the Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders on account of the Guaranteed Obligations are paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full or performed, such amount shall be held in trust for the benefit of the Administrative Agent, on behalf of the Lenders, and shall forthwith be paid to the Administrative Agent, to be credited and applied against the Guaranteed Obligations.

Section 9.3      Amendments, etc. with Respect to the Guaranteed Obligations. Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Guaranteed Obligations made by the Administrative Agent or the Lenders may be rescinded by the Administrative Agent or the Lenders, and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or the Lenders, and this Agreement, the other Transaction Documents and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with its terms and as the Administrative Agent and Lenders, may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or the Lenders, for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor the Lenders shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against the Guarantor, the Administrative Agent may, but shall be under no obligation to, make a similar demand on the Borrower, and any failure by the Administrative Agent to make any such demand or to collect any payments from the Borrower or any release of the Borrower or such other guarantor shall not relieve the Guarantor of its Guaranteed Obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law or equity, of the Administrative Agent, on behalf of the Lenders, against the Guarantor. For the purposes hereof “demand” shall include, but shall not be limited to, the commencement and continuance of any legal proceedings.

Section 9.4      Guaranty Absolute and Unconditional. (a) Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Administrative Agent or the Lenders, upon this Guaranty or acceptance of this Guaranty; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty; and all dealings between the Borrower or the Guarantor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or itself with respect to the Guaranteed Obligations. This Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (i) the validity or enforceability of this Agreement, the other Transaction Documents, any of the Guaranteed Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or the Lenders, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by it or the Borrower against the Administrative Agent or the Lenders, (iii) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Guaranteed Obligations, or of the Guarantor under this Guaranty, in bankruptcy or in any other instance or (iv) any other defense, set-off or counterclaim of a guarantor or a surety. When pursuing its rights and remedies hereunder against the Guarantor, the Administrative Agent may, but shall be under no obligation, to pursue such rights and remedies that it may have against the Borrower or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law or equity, of the Administrative Agent against the Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns thereof, and shall inure to the benefit of the Administrative Agent, the Lenders, and their successors, permitted endorsees, permitted transferees and permitted assigns, until all the Obligations and the Guaranteed Obligations of the Guarantor under this Guaranty shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the Credit Agreement, the Borrower may be free from any due and payable Obligations.

(b)             Without limiting the generality of the foregoing, Guarantor hereby agrees, acknowledges, and represents and warrants to the Administrative Agent and the Lenders as follows:

(i)              To the extent permitted by law, Guarantor hereby waives any defense arising by reason of, and any and all right to assert against the Administrative Agent or the Lenders, any claim or defense based upon, an election of remedies by the Administrative Agent which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes Guarantor’s subrogation rights, rights to proceed against the Borrower for reimbursement or contribution, and/or any other rights of the Guarantor to proceed against the Borrower, or against any other person or security.

(ii)             Guarantor is presently informed of the financial condition of the Borrower and of all other circumstances which diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. The Guarantor hereby covenants that it will make its own investigation and will continue to keep itself informed of the financial condition of the Borrower, of all other circumstances which bear upon the risk of nonpayment and that it will continue to rely upon sources other than the Administrative Agent and the Lenders for such information and will not rely upon the Administrative Agent or the Lenders for any such information. Guarantor hereby waives its right, if any, to require the Administrative Agent or the Lenders to disclose to Guarantor any information which they may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of or revocation by any other guarantor.

(iii)            Guarantor has independently reviewed this Agreement and related Transaction Documents and has made an independent determination as to the validity and enforceability thereof, and in executing and delivering this Agreement, Guarantor is not in any manner relying upon the validity, and/or enforceability, and/or attachment, and/or perfection of any Liens or security interests of any kind or nature granted by the Borrower or any other guarantor or Person to the Administrative Agent, now or at any time and from time to time in the future.

Section 9.5      Reinstatement. In the event that any payment on account of any of the Guaranteed Obligations is ever required to be returned by the Administrative Agent or the Lenders, for any reason (including, without limitation, bankruptcy or reorganization of the Borrower or any other obligor) or is set aside, recovered or rescinded, the Guaranteed Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Guaranteed Obligations fully as if such application had never been made. The bankruptcy or insolvency of Guarantor shall not terminate this Guaranty.

Section 9.6      Payments. Guarantor hereby agrees that any payments hereunder will be promptly paid to the Administrative Agent, on behalf of the Lenders, without deduction (for taxes or otherwise), abatement, recoupment, reduction, set-off or counterclaim (other than a defense of payment or performance) in U.S. Dollars and in accordance with the wiring instructions of the Administrative Agent, on behalf of the Lenders.

Section 9.7      Events of Default. If an Event of Default shall have occurred and be continuing, Guarantor agrees that, as between Guarantor, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Obligations and Guaranteed Obligations may be declared to be due for purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against a Borrower and that, in the event of any such declaration (or attempted declaration), such Obligations and Guaranteed Obligations shall forthwith become due by Guarantor for purposes of this Guaranty.

ARTICLE X~~ARTICLE X~~

MISCELLANEOUS

Section 10.1     Survival. All representations and warranties made by the parties herein, all indemnification obligations of the Borrower and Guarantor hereunder, and all terms of the Guaranty made by the Guarantor, shall survive, and shall continue in full force and effect, after the making and the repayment of the Advances hereunder and the termination of this Agreement.

Section 10.2     Amendments, Etc. Subject to Section 2.11(g), (a) ~~Neither~~neither this Agreement nor any other Transaction Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower, the Administrative Agent and the Majority Lenders, except in the case of any agreement, amendment or modification required to effectuate an increase in the Commitments then in effect, which agreement, amendment or modification shall require the consent of the Borrower, the Guarantor, the Administrative Agent and each Lender consenting to such increase in the Commitments, (ii) in the case of any other Transaction Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Borrower, with (except in the case of the Administrative Agent Fee Letter) the consent of the Majority Lenders, or (iii) with respect to certain matters relating to the Collection Account, as provided in Section 5.2(m); provided that no such agreement shall (A) increase the Commitment of any Lender without the written consent of such Lender (including any such Lender that is a Defaulting Lender), (B) reduce or forgive the principal amount of any Advance or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) affected thereby, (C) postpone any scheduled date of payment of the principal amount of any Advance, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) affected thereby, (D) change any of the provisions of this Section or the definition of “Majority Lenders” or any other provision of any Transaction Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (other than any Defaulting Lender) directly affected thereby, (E) change Section 10.7(b), (F) change the provisions of Section 2.14 relating to the extension of the Availability Period End Date, or the consent requirements with respect thereto, except with the consent of each Lender (other than any Defaulting Lender), or (G) release all or substantially all of the Collateral without the written consent of each Lender (other than any Defaulting Lender); provided, further, that no such agreement shall amend or modify the definition of “Borrowing Base” or any constituent term thereof in a manner that is adverse to the Lenders without the written consent of each Lender (other than any Defaulting Lender); provided, further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent (it being understood that any amendment to Section 10.7 shall require the consent of the Administrative Agent). The Administrative Agent may also amend Exhibit E attached hereto to reflect assignments entered into pursuant to Section

10.8. Notwithstanding anything herein to the contrary, no Loan Note nor Exhibit C attached hereto may be amended without the prior express written consent of Freddie Mac.

(b)             The Lenders hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, to release any Liens granted to the Administrative Agent by the Borrower or the Guarantor on any Collateral (i) upon the termination of all of the Commitments, payment and satisfaction in full in cash of all Obligations (other than contingent obligations), (ii) constituting property being sold or disposed of if the sale or disposition is made in compliance with the terms of this Agreement, or (iii) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VI. Except as provided in the preceding sentence, the Administrative Agent will not release any Liens on Collateral without the prior written authorization of the Majority Lenders. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Borrower or the Guarantor in respect of) all interests retained by the Borrower or Guarantor, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Any execution and delivery by the Administrative Agent of documents in connection with any such release shall be without recourse to or warranty by the Administrative Agent.

Section 10.3    Notices, Etc. All notices and other communications provided to any Party hereunder shall be in writing and mailed or delivered by courier or facsimile at the address for such party set forth in Schedule 10.3 hereto or in the case of any party, at such address or other address as shall be designated by such party in a written notice to each of the other parties hereto. Notwithstanding the foregoing, (i) the Schedule of Assets may be delivered by posting to a FTP site and (ii) each Monthly Report described in Section 5.1(b), any notice obligations required by Section 5.1(f), each Borrowing Base Certificate described in Section 2.4(a) and any funding request and other reporting may be delivered by electronic mail; provided that such electronic mail is sent by a Responsible Officer and each such Monthly Report or Borrowing Base Certificate is accompanied by an electronic reproduction of the signature of a Responsible Officer. All such notices and communications shall be effective, upon receipt; provided that notice by facsimile or email shall be effective upon electronic or telephonic confirmation of receipt from the recipient.

Section 10.4    No Waiver; Remedies. No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under the Loan Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 10.5    Indemnification. The Borrower agrees to indemnify the Administrative Agent, each Lender, and their respective Related Parties (collectively, the “Indemnitees”) from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses to which such Indemnitee may become subject arising out of, resulting from or in connection with any of the Transaction Documents or any other agreement, document, instrument or transaction related thereto, the use of proceeds thereof and the transactions contemplated hereby, and to reimburse each Indemnitee upon written demand therefor (together with reasonable back-up documentation supporting such reimbursement request) for any reasonable and documented legal or other out-of-pocket expenses incurred in connection with investigating or defending any of the foregoing of one counsel to such Indemnitees, taken as a whole, and, in the case of a conflict of interest, of one additional counsel to the affected Indemnitee taken as a whole (and, if reasonably necessary, of one local counsel or one regulatory counsel in any material relevant jurisdiction); provided that the foregoing indemnity and reimbursement obligation will not, as to any Indemnitee, apply to (A) losses, claims, damages, liabilities or related expenses to the extent they are found in a final non-appealable judgment of a court of competent jurisdiction to arise from the willful misconduct, bad faith or gross negligence of such Indemnitee or any of its affiliates or Controlling persons or any of the officers, directors, employees, advisors or agents of any of the foregoing or (B) any settlement entered into by such Indemnitee without the Borrower’s written consent (such consent not to be unreasonably withheld or delayed). This Section 10.5 shall not apply with respect to Taxes other than any Taxes that represent losses, liabilities, claims and damages arising from any non-Tax Proceeding. Each party hereto, waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding against any other party hereto arising out of or relating to this Agreement or any other Transaction Document any special, exemplary, indirect, punitive or consequential damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement).

Section 10.6   Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable and documented costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration, modification, amendment or waiver of this Agreement, the Loan Notes and the other documents to be delivered hereunder, including the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent (limited to one primary counsel) with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement and the other Transaction Documents; provided that the Borrower’s obligations in respect of amounts incurred prior to the Closing Date through the date on which the Acknowledgment Agreements are obtained shall not exceed [***]. The Borrower further agrees to pay on demand all reasonable and documented costs and expenses, if any (including reasonable and documented counsel fees and expenses) (A) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Loan Notes and the other documents to be delivered hereunder and (B) incurred by the Administrative Agent (subject to the limitation in the immediately preceding sentence) in connection with the transactions described herein and in the other Transaction Documents (including in connection with diligence performed with respect to the Collateral), including in any case reasonable and documented counsel fees and expenses in connection with the enforcement of rights under this Section 10.6. In addition, the Borrower shall pay any and all Other Taxes and agrees to save the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such Other Taxes.

Section 10.7    Right of Set-off; Ratable Payments; Relations Among Lenders. (a) Upon the occurrence and during the continuance of any Event of Default, each of the Administrative Agent and the Lenders are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent or such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Loan Notes, whether or not the Administrative Agent or such Lenders shall have made any demand under this Agreement or the Loan Notes and although such obligations may be unmatured. The Administrative Agent and each Lender agrees promptly to notify the Borrower after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and the Lenders under this Section 10.7(a) are in addition to other rights and remedies (including other rights of set-off) which the Administrative Agent and the Lenders may have.

(b)             If any Lender, whether by setoff or otherwise, has payment made to it upon its Advances in a greater proportion than that received by any other Lender, such other Lender agrees, promptly upon demand, to purchase a portion of the Advances held by the Lenders so that after such purchase each Lender will hold its ratable share of Advances. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon written demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to the obligations owing to them. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

(c)             Except with respect to the exercise of set-off rights of any Lender in accordance with Section 10.7(a), the proceeds of which are applied in accordance with this Agreement, each Lender agrees that it will not take any action, nor institute any actions or proceedings, against the Borrower or any other obligor hereunder or with respect to any Collateral or Transaction Document, without the prior written consent of the other Lenders or, as may be provided in this Agreement or the other Transaction Documents, at the direction of the Administrative Agent.

(d)             The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender.

Section 10.8    Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantor, the Administrative Agent and each Lender, and their respective successors and permitted assigns, except that the Borrower and the Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent and the Lenders, and any assignment by the Borrower or Guarantor in violation of this Section 10.8 shall be null and void. Notwithstanding anything to the contrary in the first sentence of this Section 10.8, any Lender may at any time, without the consent of the Administrative Agent, assign all or any portion of its rights under this Agreement and any Loan Note to a Federal Reserve Bank; provided that no such assignment or pledge shall release the transferor Lender from its obligations hereunder. Subject to the terms of the Initial Acknowledgment Agreement and Acknowledgment Agreements, as applicable, each

Lender may assign to one or more banks or other entities all or any part or portion of, or may grant participations to one or more banks or other entities in all or any part or portion of its rights and obligations hereunder (including its Commitment, its Loan Notes or its Advances); provided that (A) each party to such assignment shall execute and deliver an Assignment and Assumption to the Administrative Agent, (B) shall be to (x) a bank, other financial institution or lender which is reasonably acceptable to the Administrative Agent, or (y) a “qualified institutional buyer”, as defined in Rule 144A under the Securities Act of 1933, as amended, reasonably acceptable to the Administrative Agent, and (C) unless an Event of Default has occurred and is continuing, the Borrower shall have the right to consent to any assignment of the Lender’s rights and obligations under this Agreement, such consent not to be unreasonably withheld, conditioned or delayed; provided that no such consent of the Administrative Agent or the Borrower shall be required for an assignment to any Lender or an Affiliate of a Lender.

Upon, and to the extent of, any assignment (unless otherwise stated therein) made by any Lender hereunder, the assignee or purchaser of such assignment shall be a Lender hereunder for all purposes of this Agreement and shall have all the rights, benefits and obligations (including the obligation to provide documentation pursuant to Section 2.15(g)) of a Lender hereunder. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a register (the “Register”) for the recordation of the names and addresses of the Lenders, the Commitment ~~of~~ and outstanding principal amounts (and accrued interest) of the Advances owing to each Lender pursuant to the terms hereof from time to time and any assignment of such Commitment or outstanding Advances. The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

Any Lender may sell participation interests in its Advances and obligations hereunder (each such recipient of a participation a “Participant”); provided that after giving effect to the sale of such participation, such Lender’s obligations hereunder and rights to consent to any waiver hereunder or amendment hereof shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, all amounts payable to such Lender hereunder and all rights to consent to any waiver hereunder or amendment hereof shall be determined as if such Lender had not sold such participation interest, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender and not be obligated to deal with such participant. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the outstanding principal amounts (and accrued interest) of each Participant’s interest in the Advances or other obligations under the Transaction Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103-1(c) of the

United States Treasury Regulations and Proposed Treasury Regulations Section 1.163-5(b) (or any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent shall have no responsibility for maintaining a Participant Register. Each recipient of a participation shall, to the fullest extent permitted by law, have the same rights, benefits and obligations (including the obligation to provide documentation pursuant to Section 2.15(g) (it being understood that the documentation required under Section 2.15(g) shall be delivered to the participating Lender)), hereunder with respect to the rights and benefits so participated as it would have if it were a Lender hereunder, except that no Participant shall be entitled to receive any greater payment under Sections 2.11 or 2.15 than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.

Notwithstanding any other provision of this Agreement to the contrary, a Lender may pledge as collateral, or grant a security interest in, all or any portion of its rights in, to and under this Agreement to (i) a security trustee in connection with the funding by such Lender of Advances or (ii) a Federal Reserve Bank to secure obligations to such Federal Reserve Bank, in each case without the consent of the Borrower; provided that no such pledge or grant shall release such Lender from its obligations under this Agreement.

Section 10.9     Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 10.10  Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK (NEW YORK COUNTY) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

Section 10.11 Waiver of Jury Trial. ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS

AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT.

Section 10.12  Section Headings. All section headings are inserted for convenience of reference only and shall not affect any construction or interpretation of this Agreement.

Section 10.13  Tax Characterization. The parties hereto intend for the transactions effected hereunder to constitute indebtedness of the Borrower to the Lenders, secured by the Collateral, for U.S. federal income tax purposes.

Section 10.14  Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10.15  Limitations on Liability. None of the members, managers, general or limited partners, officers, employees, agents, shareholders, directors, Affiliates or holders of corporate interests of or in the Borrower or the Guarantor shall be under any liability to the Administrative Agent or the Lenders, respectively, any of their successors or assigns, or any other Person for any action taken or for refraining from the taking of any action in such capacities or otherwise pursuant to this Agreement or for any obligation or covenant under this Agreement, it being understood that this Agreement and the obligations created hereunder shall be, to the fullest extent permitted under applicable law, with respect to the Borrower or the Guarantor, solely the corporate obligations of the Borrower or the Guarantor, as applicable. The Borrower, the Guarantor, and any member, manager, partner, officer, employee, agent, shareholder, director, Affiliate or holder of a corporate interest of or in the Borrower or Guarantor, as applicable, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Borrower or the Guarantor) respecting any matters arising hereunder.

Section 10.16  Confidentiality. (a) This Agreement and its terms, provisions, supplements and amendments, and notices and reports delivered hereunder or under any other Transaction Document, are proprietary to the Administrative Agent, the Lenders, the Borrower, and the Guarantor, and shall be held by each party hereto, as applicable, in strict confidence, and shall not be disclosed to any third party without the written consent of Administrative Agent (at the written direction of the applicable Lender), the Borrower, or the Guarantor, as applicable, except for (i) disclosure to Administrative Agent, any Lender’s assignees, participants, prospective assignees or prospective participants, any Lender’s, Guarantor’s, or Borrower’s direct and indirect Affiliates and Subsidiaries, agents, consultants, attorneys or accountants, but only to the extent such disclosure is necessary and such parties agree to hold all information in strict confidence, provided that, any such prospective assignee or prospective participant is advised of, and agrees in writing to be bound by, the provisions of this Section 10.16, or (ii) disclosure required by law, rule, regulation or order of a court or other regulatory body. Notwithstanding the foregoing or anything to the contrary contained herein or in any other Transaction Documents, the parties hereto may disclose to any and all Persons, without limitation of any kind, the federal, state and local tax treatment of the Transactions, any fact relevant to understanding the federal, state and local tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such federal, state and local tax treatment and that may be relevant to understanding such tax treatment; provided that neither the Borrower nor the Guarantor may disclose the name of or identifying information with respect the Administrative Agent or the Lenders or any pricing terms or other nonpublic business or financial information (including any sublimits and financial covenants) that is unrelated to the federal, state and local tax treatment of the Transactions and is not relevant to understanding the federal, state and local tax treatment of the Transactions, without the prior written consent of the Administrative Agent (at the written direction of the applicable Lender).

(b)             Notwithstanding anything in this Agreement to the contrary, the Administrative Agent and each Lender shall comply with all applicable local, state and federal laws, including, without limitation, all privacy and data protection law, rules and regulations that are applicable to the Assets and/or any applicable terms of this Agreement (the “Confidential Information”). The Administrative Agent and each Lender understand that the Confidential Information may contain “nonpublic personal information”, as that term is defined in Section 509(4) of the Gramm-Leach-Bliley Act (the “GLB Act”), and the Administrative Agent and each Lender agree to maintain such nonpublic personal information that it receives hereunder in accordance with the GLB Act and other applicable federal and state privacy laws. Notwithstanding the foregoing, the Administrative Agent and the Lenders may disclose Confidential Information expressly for marketing purposes, as and to the extent permitted by the GLB Act. The Administrative Agent and each Lender shall implement such physical and other security measures as shall be necessary to (a) ensure the security and confidentiality of the “nonpublic personal information” of the “customers” and “consumers” (as those terms are defined in the GLB Act) of any Lender, the Administrative Agent or any Affiliate of the Administrative Agent which the Administrative Agent or any Lender holds, (b) protect against any anticipated threats or hazards to the security and integrity of such nonpublic personal information, and (c) protect against any unauthorized access to or use of such nonpublic personal information. The Administrative Agent and each Lender each represents and warrants that it has implemented appropriate measures to meet the objectives of Section 501(b) of the GLB Act and of the applicable standards adopted pursuant thereto, as now or hereafter in effect. The Administrative Agent shall notify the Borrower promptly following discovery of any breach or compromise of the security, confidentiality, or integrity of nonpublic personal information of the customers and consumers of the Borrower or any Affiliate of the Borrower.

Section 10.17  Merger. This Agreement, the exhibits and schedules hereto, the other Transaction Documents and the agreements, documents and instruments to be executed and delivered in connection herewith and therewith contain the final, complete and exclusive statement of the agreement between the parties with respect to the transactions contemplated herein and all other prior or contemporaneous oral communications (including, for avoidance of doubt, communications in connection with the preparation of this Agreement and the other Transaction Documents) and agreements, and all prior written communications (including, for avoidance of doubt, written drafts of this Agreement and the other Transaction Documents) and agreements, with respect to the subject matter hereof are merged herein and superseded.

Section 10.18 Lien Release. When any portion of the Collateral is transferred as permitted by the terms hereof, the security interest in and the Lien on such Collateral shall automatically be released, and the Secured Parties will no longer have any security interest in, lien on, or claim against such Collateral. The Administrative Agent agrees to file termination statements and take all other action reasonably requested by the Borrower (at the Borrower’s expense) to evidence such release.

Section 10.19  Customer Identification - USA Patriot Act Notice. The Administrative Agent and each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Patriot Act”), and the Administrative Agent’s and each Lender’s policies and practices, the Administrative Agent and the Lenders are required to obtain, verify and record certain information and documentation that identifies the Borrower, which information includes the name and address of the Borrower and such other information that will allow the Administrative Agent or such Lender to identify the Borrower in accordance with the Patriot Act.

Section 10.20  Administrative Agent Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to funding of terrorist activities and money laundering, the Administrative Agent is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Administrative Agent. Accordingly, each of the parties agrees to provide to the Administrative Agent upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Administrative Agent to comply with such laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including the USA Patriot Act and any other laws relating to funding of terrorist activities and money laundering.

Section 10.21 No Novation. This Agreement is not intended to, and does not, novate the Original Credit Agreement, and the Borrower reaffirms that the existing security interest created by the Original Credit Agreement and each other Transaction Document is and remains in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HOME POINT FINANCIAL CORPORATION, as Borrower

By:
Name:
Title:

HOME POINT CAPITAL INC., as Guarantor

By:
Name:
Title:

GOLDMAN SACHS BANK USA, as Administrative Agent

By:
Name:
Title:

GOLDMAN SACHS BANK USA, as Lender

By:
Name:
Title:

EXHIBIT A

Form of Compliance Certificate

Compliance

Certificate for the

[Quarter] [Month]

Ended

To:	Goldman Sachs Bank USA

200 West Street

New York, NY 10282

Attention: Resi Structured Finance /

Structured Finance Investing & Lending

Telephone No.: [***]

Email: [***]

Goldman Sachs Warehouse Covenants

~~6011 Connection Drive~~

2001 Ross Ave, Suite 2800

~~Irving~~Dallas, TX 75039

75201

Attention: [***]

Telephone No.: [***]

Email: [***]

Structured Finance Asset Management

~~6011 Connection Drive~~

2001 Ross Ave, Suite 2800

~~Irving, TX 75039~~Dallas,

TX 75201

Attention: [***]

Telephone No.: [***]

Email: [***]

Re:                                                                   Compliance Certificate

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of July 11, 2019, by and between Home Point Financial Corporation, as borrower (“Borrower”), Home Point Capital Inc., as guarantor (“Guarantor”), Goldman Sachs Bank USA, as administrative agent (“Agent”) and the lenders from time to time party thereto (as amended, supplemented or restated from time to time, the “Agreement”); capitalized terms used herein without definition shall have the meanings assigned those terms in the Agreement.

This Certificate is furnished to the Agent pursuant to Section 5.1(a), Section 5.1(b)(iii) and Section 5.1(bb)(vii) of the Agreement.

1.         Authority. I am the duly elected, qualified and acting [__] of [ Borrower][Guarantor] and hereby certify that the information provided in this Certificate is true, correct and complete.

2.         Fiscal Period. This Certificate is for the fiscal period ended [__] (the “Certification Date”).

3.         Financial Statements. The accompanying financial statements fairly present, in all material respects, the financial condition and results of operations of [ Borrower][Guarantor] in accordance with GAAP, consistently applied, as at the end of, and for the fiscal [ quarter][year] ended on, the Certification Date (subject to normal year-end audit adjustments).

4.         No Default. To my knowledge, no Event of Default or Potential Event of Default under the Agreement has occurred or is continuing as of the date of this Certificate.

5.         Minimum Liquidity. [ Borrower][Guarantor] has, as of the last day of each calendar month ending after the Closing Date, complied with the liquidity covenant pursuant to Section 5.1(a)(i) of the Agreement during the fiscal [ quarter][month] ending on the Certification Date. The information provided below is true, complete and correct as of the Certification Date:

(A) Cash:	$[__].[__]

(B) Cash Equivalents:	$[__].[__]
(C) Availability under Agreement:	$[__].[__]
---(A), (B) and (C) is equal to or greater than [________________].

6.         Minimum Adjusted Tangible Net Worth. [ Borrower][Guarantor] has at the end of each calendar month complied with the minimum Adjusted Tangible Net Worth covenant pursuant to Section 5.1(a)(ii) of the Agreement during the fiscal[ quarter][month] ending on the Certification Date. The information provided below is true, complete and accurate as of the Certification Date:

(A) Total Assets:	$[__].[__]
(B) Adjusted Tangible Net Worth:	$[__].[__]
--- (B) is at least equal to or greater than [$____________].

7.             Corporate Debt to Tangible Net Worth. [ Borrower][Guarantor] has at the end of each calendar month complied with the Corporate Debt to Tangible Net Worth Ratio covenant pursuant to Section 5.1(a)(iii) of the Agreement during the fiscal [quarter] [month] ending on the Certification Date. The information provided below is true, complete and accurate as of the Certification Date:

(A) Corporate Debt: $[__].[__]

(B) Adjusted Tangible Net Worth:                                              $[__].[__]

~~(A)~~ (A) over (B) is at least equal to or greater than [***].

~~below.~~

IN WITNESS WHEREOF, the undersigned has executed this Certificate on the date set forth below:

Name:
Title:
Date:

SCHEDULE 1

[ATTACH UPDATED SCHEDULE OF ASSETS AS OF CERTIFICATION DATE]

A-1

EXHIBIT B

Form of Notice of Borrowing

__________ ___, 20__

To:    Goldman Sachs Bank USA as Administrative Agent

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement, dated as of July 11, 2019 (the “Credit Agreement”), by and among Home Point Financial Corporation, as Borrower (the “Borrower”), Home Point Capital Inc., as guarantor (“Guarantor”), Goldman Sachs Bank USA, as Administrative Agent for the financial institutions that may from time to time become parties thereto as Lenders (in such capacity, the “Administrative Agent”), and the Lenders. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

In accordance with Section 2.4 of the Credit Agreement, the Borrower hereby requests that the Lenders provide an Advance based on the following criteria:

Aggregate principal amount of Advance requested: $________________

Requested Borrowing Date: ________ ___, 20__1

~~•~~            Account(s) to which Agent should wire the balance of the requested funds:

Bank Name:

ABA No.:

Account Name:

Account No.:

Reference:

Attached to this notice as Exhibit A is the Borrowing Base Certificate in connection with this Advance.

The Borrower hereby represents and warrants that the conditions set forth in Section 3.2 of the Credit Agreement have been satisfied on and as of the date hereof.

[1]	No earlier than three Business Days after the date of delivery of this Notice of Borrowing.

B-1

Very truly yours,

HOME POINT FINANCIAL CORPORATION

By:
Name:
Title:

B-2

EXHIBIT A TO NOTICE OF BORROWING

Form of Borrowing Base Certificate

BORROWING BASE CERTIFICATE

HOME POINT FINANCIAL CORPORATION

[_________], 20[_]

In connection with that certain Amended and Restated Credit Agreement, dated as of July 11, 2019 (the “Credit Agreement”), among Home Point Financial Corporation, as Borrower (the “Borrower”), Home Point Capital Inc., as guarantor (“Guarantor”), Goldman Sachs Bank USA, as administrative agent for the financial institutions that may become parties thereto as Lenders, and the Lenders, the Borrower hereby certifies that:

The sum of all outstanding Advances will not exceed the ~~related~~ Aggregate Commitment[, plus ~~any Advances approved in excess of such Aggregate Commitment pursuant to Section 2.6 of the Credit Agreement~~the Uncommitted Amount], after giving effect to the Advance requested in the attached Borrowing Notice.

The attached Schedule I sets forth the borrowing base calculations (the “Borrowing Base Calculations”) reflecting a Borrowing Base that equals or exceeds the sum of the outstanding Advances ~~relating to the Commitments~~ after giving effect to the Advance requested and provides all data used, in Excel format, to calculate the foregoing as of the Borrowing Date and the computations reflected in the Borrowing Base Calculations are true, correct and complete.

The attached Schedule of Assets and Schedule of Ineligible Assets includes all Assets pledged to the Administrative Agent pursuant to the terms of the Credit Agreement, and that all information contained therein is true, accurate and complete.

Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

B-A-1

HOME POINT FINANCIAL CORPORATION, as Borrower

By:
Name:
Title:

B-A-2

EXHIBIT C

Form of Loan Note

LOAN NOTE
~~•~~	Commitment up to $[●]	[●], 20

New York, New York

~~•~~THE HOLDER OF THIS NOTE SHALL BE (I) SUBJECT TO, AND BY ACCEPTANCE OF SUCH LOAN N

~~•~~THE RIGHTS, POWERS AND PREROGATIVES OF THE AGENCIES INCLUDE THE RIGHT OF THE AG

NO LOAN NOTE MAY BE TRANSFERRED EXCEPT IN STRICT COMPLIANCE WITH THE RESTRICTIONS ON ASSIGNMENTS, AND SUBJECT TO THE LIMITATIONS, SET FORTH IN SECTION 10.8 OF THE CREDIT AGREEMENT. PARTICIPATIONS IN ANY LOAN NOTE MAY ONLY BE CONVEYED IN STRICT COMPLIANCE WITH, AND SUBJECT TO THE LIMITATIONS SET FORTH IN, SECTION 10.8 OF THE CREDIT AGREEMENT. ANY PURPORTED TRANSFER OF ANY LOAN NOTE OR ANY BENEFICIAL INTERESTS THEREIN THAT IS IN BREACH, AT THE TIME MADE, OF ANY TRANSFER RESTRICTIONS SET FORTH IN THE CREDIT AGREEMENT IS VOID AB INITIO.

Reference is made to that certain Amended and Restated Credit Agreement, dated as of July 11, 2019 (as may be amended from time to time, the “Credit Agreement”), by and among Home Point Financial Corporation (the “Borrower”), Home Point Capital Inc. (the “Guarantor”), Goldman Sachs Bank USA, as administrative agent for the Lenders that may become parties thereto (the “Administrative Agent”), and the Lenders. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

FOR VALUE RECEIVED, the Borrower hereby promises to pay [●], as a Lender (the “Loan Note Holder”) on the Maturity Date or such earlier date as provided in the Credit Agreement (whether or not shown on Schedule I attached hereto (or such electronic counterpart)), in immediately available funds in lawful money of the United States the principal amount of up to $[●] or, if less, the aggregate unpaid principal amount of all Advances made by the Lenders to the Borrower pursuant to the Credit Agreement, together with all accrued but unpaid interest thereon.

The Borrower also agrees to pay interest in like money to the Loan Note Holder, on the unpaid principal amount of each such Advance from time to time from the date of each such Advance until payment in full thereof at the rate or rates and on the dates set forth in the Credit Agreement.

This Loan Note is one of the Loan Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein and is secured by the Collateral including the Assets.

In the event of any inconsistency between the provisions of this Loan Note and the provisions of the Credit Agreement, the Credit Agreement will prevail.

THIS LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS LOAN NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS LOAN NOTE, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS LOAN NOTE OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS LOAN NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS LOAN NOTE.

Subject to the terms of Section 10.8 of the Credit Agreement, this Loan Note may be transferred or assigned by the holder hereof at any time, subject to compliance with any applicable law. This Loan Note shall be binding upon the Borrower and shall inure to the benefit of the holder hereof and its successors and assigns. The obligations and liabilities of the Borrower hereunder may not be assigned to any Person without the prior written consent of the holder hereof. Any such assignment in violation of this paragraph shall be void and of no force or effect.

No Lender shall have any right individually to realize upon any of the Collateral, it being understood and agreed that (i) all powers, rights and remedies under the Credit Agreement may be exercised solely by the Administrative Agent, on behalf of Lenders in accordance with the terms of the Credit Agreement and all powers, rights and remedies under the Transaction Documents may be exercised solely by the Administrative Agent, (ii) in the event any notice is due from an Agency pursuant to its Initial Acknowledgment Agreement or Acknowledgment Agreement (as applicable) or otherwise, the Agency shall be deemed to have complied to the extent the notice is provided to the Administrative Agent under such Agency’s Initial Acknowledgment Agreement or Acknowledgment Agreement (as applicable); and the Lender, by its acceptance of this Loan Note, acknowledges and agrees that only the Administrative Agent will receive such notice and that no Lender has a right to require an Agency to send it a copy of such notice or otherwise communicate with it, and (iii) any disputes, claims or suits against an Agency arising out of or relating to the Credit Agreement or such Agency’s Initial Acknowledgment Agreement or Acknowledgment Agreement (as applicable) may be submitted and pursued only by the Administrative Agent and not by any Lender directly.

In the event of any dispute, claim or suit between the Lenders, the Borrower, the Guarantor, and/or the Administrative Agent, on the one hand, and an Agency, on the other, including without limitation, any claim made or position taken by a Lender in a Borrower bankruptcy proceeding, the Lender, by acceptance of this Note, acknowledges and agrees that for all purposes of the Credit Agreement the Borrower and the Administrative Agent are the sole Persons with any right to deal with an Agency with respect to the Credit Agreement or the applicable Initial Acknowledgment Agreement or Acknowledgment Agreement.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

[Signature page follows.]

IN WITNESS WHEREOF, this Loan Note has been duly executed and delivered on behalf of the Borrower by its duly authorized officer on the date and year first written above.

HOME POINT FINANCIAL CORPORATION

By:
Name:
Title:

Schedule I

INCREASES AND DECREASES

		Unpaid				Cost of	Interest	Notation
		Principal					Accrual
Date	Agency	Amount	Increase	Decrease	Total	Funds	Period	made by:

EXHIBIT D

Assignment and Assumption

ANY HOLDER OF A LOAN NOTE (AS SUCH TERM IS DEFINED IN THE CREDIT AGREEMENT, WHICH IS DEFINED BELOW) SHALL BE (I) SUBJECT TO, AND BY ACCEPTANCE OF SUCH LOAN NOTE RATIFIES AND REAFFIRMS, THE PROVISIONS CONTAINED IN THE CREDIT AGREEMENT (AS DEFINED BELOW), AND (II) SUBORDINATE TO (A) ALL RIGHTS, POWERS AND PREROGATIVES OF THE AGENCIES; AND (B) CLAIMS OF THE AGENCIES ARISING OUT OF ANY AND ALL DEFAULTS UNDER A SERVICING CONTRACT WITH THE AGENCIES, AND OUTSTANDING PREROGATIVES OF THE AGENCIES, ALL AS MORE PARTICULARLY SET FORTH IN THE INITIAL ACKNOWLEDGMENT AGREEMENT OR ACKNOWLEDGMENT AGREEMENTS (AS APPLICABLE) AND THE CREDIT AGREEMENT.

~~•~~THE RIGHTS, POWERS AND PREROGATIVES OF THE AGENCIES INCLUDE THE RIGHT OF THE AG

~~•~~NO LOAN NOTE MAY BE TRANSFERRED EXCEPT IN STRICT COMPLIANCE WITH THE RESTRICT

ASSIGNMENT AND ASSUMPTION dated [_____________], between [_______________________] (the “Assignor”) and [__________________________] (the “Assignee”).

PRELIMINARY STATEMENTS

Reference is made to the Amended and Restated Credit Agreement, dated as of July 11, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Home Point Financial Corporation, as the borrower (the “Borrower”), Home Point Capital Inc. (the “Guarantor”), the Lenders a party thereto from time to time and Goldman Sachs Bank USA, as the administrative agent (in such capacity, the “Administrative Agent”). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings ascribed thereto in the Credit Agreement.

WHEREAS, the Assignor is a Lender under the Credit Agreement and desires to sell and assign to the Assignee, and the Assignee desires to purchase and assume from the Assignor, on the terms and conditions set forth below, a [___] percent [(____%)] interest in such Lender’s aggregate portion of the Aggregate Commitment (including any Advances thereunder) and rights and obligations under the Credit Agreement and the other Transaction Documents (the “Assigned Percentage”).

NOW, THEREFORE, the Assignor and the Assignee hereby agree as follows:

In consideration of the Assignee’s payment to the Assignor of [$_____________], the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, as of the “Effective Date” (as defined below), the Assigned Percentage, together (a) with all of the Assignor’s rights and obligations under the Credit Agreement and the other Transaction Documents with respect to such Assigned Percentage and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as the Lender) against any Person, whether known or unknown arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Transaction Document (other than those made in clause (a) above), (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Documents or any collateral thereunder, (iii) the financial condition of the Borrower, the Guarantor, any of their Affiliates or any other Person obligated in respect of any Transaction Document or (iv) the performance or observance by the Borrower, the Guarantor, or any of their Affiliates or any other Person of any of their respective obligations under any Transaction Document.

The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date (as defined below), it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1(b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Assignor, (iv) if it is an entity that is not created or organized under the laws of the United States or a political subdivision thereof, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly contemplated and executed by the Assignee and (v) it is an “Eligible Assignee” (as defined in the Initial Freddie Mac Acknowledgment Agreement or Freddie Mac Acknowledgment Agreement, as applicable); and (b) agrees that (i) it will, independently and without reliance on the Assignor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Transaction Documents are required to be performed by it as a Lender.

This Assignment and Assumption shall become effective as of [_____________] (the “Effective Date”), following the execution of this Assignment and Assumption.

From and after the Effective Date, the Administrative Agent or the Assignee, as applicable, shall make all payments under the Credit Agreement in respect of the Assigned Interest (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.

THIS ASSIGNMENT AND ASSUMPTION SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Assumption to be executed on its behalf by its officer thereunto duly authorized, as of [_____________].

[NAME OF ASSIGNOR], as Assignor

By:

Name:
Title:

[NAME OF ASSIGNEE], as Assignee
By:

Name:
Title:

Notice Address for Assignee:

EXHIBIT E

Commitments

Lenders	Commitment
Goldman Sachs Bank USA	[***]

E-1

EXHIBIT F

Form of Monthly Report

[***]

F-1

 EXHIBIT G

Reserved

G-1

EXHIBIT H

FORM OF NOTICE OF PREPAYMENT

[Date]

Goldman Sachs Bank USA, as Administrative Agent

200 West Street

New York, New York 10282

Attention: [__]

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of July 11, 2019, (the “Credit Agreement”), among Home Point Financial Corporation, as borrower (the “Borrower”), Home Point Capital Inc., as guarantor (“Guarantor”), Goldman Sachs Bank USA, as administrative agent (the “Administrative Agent”) and the Lender from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement. The Borrower hereby gives you irrevocable notice, pursuant to Section 2.10 the Credit Agreement, that it proposes to prepay the Advances outstanding thereunder. The Borrower sets forth below the information related to such prepayment:

(i)          The aggregate amount of the prepayment requested is $_______________, relating to the Aggregate Commitments.

(ii)         The Redemption Date of the prepayment requested is _______________, 20__.

(iii)         Attached is a Schedule of Assets identifying the Assets that the Borrower proposes to release under the Credit Agreement in connection with such prepayment.

In accordance with Section 2.10 of the Credit Agreement, the undersigned, a duly appointed officer of the Borrower, hereby certifies that, after giving effect to the prepayment requested hereunder:

no selection procedures are used with respect to identification of Assets to be released or retained that are materially adverse to the Lenders;

no Borrowing Base Deficiency, Funding Base Deficiency, Potential Event of Default or Event of Default shall exist either prior to, or after giving effect to the prepayment of the applicable portion of the Advances outstanding and the release of the related Collateral (unless, in the case of a Borrowing Base Deficiency or Funding Base Deficiency, the amount of such deficiency is eliminated as a result of such prepayment and release); and

H-1

the representations and warranties set forth in Article IV are true and correct as of such Redemption Date (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date) after giving effect to such prepayment and release.

Very truly yours,

HOME POINT FINANCIAL CORPORATION

By:
Name:
Title:

H-2

Schedule I

1.	Borrower’s Account

[***]

[***]

[***]

[***]

[***]

[***]

[***]

2.	Administrative Agent’s Account

[***]

[***]

[***]

[***]

[***]

[***]

[***]

I-1

Schedule II

[Reserved]

II-1

Schedule III

Valuation Agents

[***]

[***]

[***]

[***]

III-1

Schedule IV

Dealers

[***]

VI-1

Schedule V

Minimum Haircut Trigger Event2

(attached)

[2]	The figures included in this Schedule V (other than [***] are illustrative, and do not necessarily reflect actual values.

V-1

	[***]	[***]
	[***]	[***]

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	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]

Schedule 4.1(c)

Ownership Structure of the Borrower, the Guarantor, and their Subsidiaries

			No. Shares
Issuer	Record Owner	Certificate No.	Issued and	Percent Owned
			Outstanding
Home Point Financial Corporation	Home Point Capital Inc.	[***]	[***]	100%
HPC Insurance Agency LLC	Home Point Capital Inc.	[***]	[***]	100%
HPC Title LLC	Home Point Capital Inc.	[***]	[***]	100%
NM Holdings LLC (f/k/a NattyMac, LLC)	Home Point Financial Corporation	[***]	[***]	100%

4.1-1

Schedule 4.1(q)

Indebtedness of the Borrower and the Guarantor

[***]	[***]
[***]	[***]
[***]	[***]
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[***]	[***]
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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

4.1-1

Schedule 5.2(a)

Liens

1.	Uniform Commercial Code financing statements 50898732, 51023843, 52434802, 51022693, 52924242, 50875214, 51024680, 50887444 and 50743582 in each case filed against Home Point Financial Corporation, as debtor, in favor of U.S. Bank Equipment Finance as secured party.

2.	Uniform Commercial Code financing statements 52893681 and 52893643 in each case filed against Home Point Financial Corporation, as debtor, in favor of Cisco Systems Capital as secured party.

3.	Uniform Commercial Code financing statements 52277740, 52277733, 52621512 and 52277740 in each case filed against Home Point Financial Corporation, as debtor, in favor of Merchants Bank of Indiana as secured party.

4.	Uniform Commercial Code financing statement 52815124 filed against Home Point Financial Corporation, as debtor, in favor of Deutsche Bank AG Cayman Islands Branch as secured party.

5.	Uniform Commercial Code financing statement 51387334 filed against Home Point Financial Corporation, as debtor, in favor of UBS Bank USA as secured party.

6.	Uniform Commercial Code financing statement 51862701 filed against Home Point Financial Corporation, as debtor, in favor of UBS AG as secured party.

7.	Uniform Commercial Code financing statement 52434134 filed against Home Point Financial Corporation, as debtor, in favor of TIAA, FSB as secured party.

8.	Uniform Commercial Code financing statement 52449970 filed against Home Point Financial Corporation, as debtor, in favor of Texas Capital Bank, National Association as secured party.

9.	Uniform Commercial Code financing statement 51488901 filed against Home Point Financial Corporation, as debtor, in favor of Wells Fargo Bank, N.A. C/O Wells Fargo Securities, LLC Mortgage Banker Finance Group as secured party.

5.2-1

TABLE OF CONTENTS

Page

Schedule 10.3

Notice Addresses

(a)	If to the Borrower or Guarantor:

Home Point Financial Corporation
2211 Old Earhart Road, Suite 250
Ann Arbor, MI 48105
Attention: Chief Legal Officer
Email: [***]

(b)	If to the Administrative Agent and/or the Initial Lender:

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
E-mail: [***]
with a copy to: [***]
and for calculations of interest, principal and delivery of Monthly Reports, with a copy to:
[***]

 -i-